                      $25,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

                        NOVACARE EMPLOYEE SERVICES, INC.

                                       and

                           CERTAIN OF ITS SUBSIDIARIES

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent

                          Dated as of November 17, 1997
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                                TABLE OF CONTENTS

Section                                                                     Page

1. CERTAIN DEFINITIONS.........................................................1
   1.1 Certain Definitions.....................................................1
   1.2 Construction...........................................................19
       1.2.1 Number; Inclusion................................................19
       1.2.2 Determination....................................................19
       1.2.3 Agent's Discretion and Consent...................................19
       1.2.4 Documents Taken as a Whole.......................................19
       1.2.5 Headings.........................................................20
       1.2.6 Implied References to this Agreement.............................20
       1.2.7 Persons..........................................................20
       1.2.8 Modifications to Documents.......................................20
       1.2.9 From, To and Through.............................................20
       1.2.10 Shall; Will.....................................................20
   1.3 Accounting Principles..................................................20

2. REVOLVING CREDIT FACILITY..................................................21
   2.1 Revolving Credit Commitments...........................................21
   2.2 Nature of Banks' Obligations with Respect to Revolving Credit Loans....21
   2.3 Commitment Fees........................................................21
   2.4 Revolving Credit Facility Fee..........................................22
   2.5 Revolving Credit Loan Requests.........................................22
   2.6 Making Revolving Credit Loans..........................................23
   2.7 Notes..................................................................23
   2.8 Use of Proceeds........................................................23
   2.9 Letter of Credit Subfacility...........................................24
       2.9.1 Issuance of Letters of Credit....................................24
       2.9.2 Letter of Credit Fees............................................24
       2.9.3 Disbursements, Reimbursement.....................................24
       2.9.4 Repayment of Participation Advances..............................25
       2.9.5 Documentation....................................................26
       2.9.6 Determinations to Honor Drawing Requests.........................26
       2.9.7 Nature of Participation and Reimbursement Obligations............26
       2.9.8 Indemnity........................................................28
       2.9.9 Liability for Acts and Omissions.................................28

3. COLLATERAL.................................................................29

4. INTEREST RATES.............................................................29
   4.1 Interest Rate Options..................................................29
       4.1.1 Revolving Credit Interest Rate Options...........................29
       4.1.2 Rate Quotations..................................................31
   4.2 Interest Periods.......................................................31
       4.2.1 Ending Date and Business Day.....................................31
       4.2.2 Amount of Borrowing Tranche......................................31
       4.2.3 Termination Before Expiration Date...............................31
       4.2.4 Renewals.........................................................31
   4.3 Interest After Default.................................................32
       4.3.1 Letter of Credit Fees, Interest Rate.............................32
       4.3.2 Other Obligations................................................32


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                                TABLE OF CONTENTS

Section                                                                     Page

       4.3.3 Acknowledgment...................................................32
   4.4 Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits
             Not Available....................................................32
       4.4.1 Unascertainable..................................................32
       4.4.2 Illegality; Increased Costs; Deposits Not Available..............32
       4.4.3 Agent's and Bank's Rights........................................33
   4.5 Selection of Interest Rate Options.....................................33

5. PAYMENTS...................................................................34
   5.1 Payments...............................................................34
   5.2 Pro Rata Treatment of Banks............................................34
   5.3 Interest Payment Dates.................................................34
   5.4 Voluntary Prepayments; Voluntary Reductions of Commitment..............35
       5.4.1 Right to Prepay..................................................35
       5.4.2 Voluntary Reduction of Commitment................................35
       5.4.3 Replacement of a Bank............................................36
       5.4.4 Change of Lending Office.........................................36
   5.5 Mandatory Prepayments and Mandatory Reduction of Commitments...........37
       5.5.1 Sale of Assets...................................................37
       5.5.2 Application Among Interest Rate Options..........................37
   5.6 Additional Compensation in Certain Circumstances.......................37
       5.6.1 Increased Costs or Reduced Return Resulting from Taxes,
             Reserves, Capital Adequacy Requirements, Expenses, Etc...........37
       5.6.2 Indemnity........................................................38

6. REPRESENTATIONS AND WARRANTIES.............................................39
   6.1 Representations and Warranties.........................................39
       6.1.1 Organization and Qualification...................................39
       6.1.2 Capitalization and Ownership.....................................39
       6.1.3 Subsidiaries.....................................................39
       6.1.4 Power and Authority..............................................40
       6.1.5 Validity and Binding Effect......................................40
       6.1.6 No Conflict......................................................40
       6.1.7 Litigation.......................................................40
       6.1.8 Title to Properties..............................................41
       6.1.9 Financial Statements.............................................41
       6.1.10 Use of Proceeds; Margin Stock; Section 20 Subsidiaries..........42
       6.1.11 Full Disclosure.................................................42
       6.1.12 Taxes...........................................................43
       6.1.13 Consents and Approvals..........................................43
       6.1.14 No Event of Default; Compliance with Instruments................43
       6.1.15 Patents, Trademarks, Copyrights, Licenses, Etc..................43
       6.1.16 Security Interests..............................................44
       6.1.17 [Intentionally Omitted.]........................................44
       6.1.18 Status of the Pledged Collateral................................44
       6.1.19 Insurance.......................................................44
       6.1.20 Compliance with Laws............................................45
       6.1.21 Material Contracts..............................................45
       6.1.22 Investment Companies; Regulated Entities........................45
       6.1.23 Plans and Benefit Arrangements..................................45
       6.1.24 Employment Matters..............................................46


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                                TABLE OF CONTENTS

Section                                                                     Page

       6.1.25 Environmental Matters...........................................47
       6.1.26 Senior Debt Status..............................................48
       6.1.27 Nature of Business..............................................49
   6.2 Updates to Schedules...................................................49

7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT....................49
   7.1 First Loans and Letters of Credit......................................49
       7.1.1 Officer's Certificate............................................49
       7.1.2 Secretary's Certificate..........................................50
       7.1.3 Delivery of Loan Documents.......................................50
       7.1.4 Opinions of Counsel..............................................50
       7.1.5 Legal Details....................................................51
       7.1.6 Payment of Fees..................................................51
       7.1.7 Consents.........................................................51
       7.1.8 Officer's Certificate Regarding MACs.............................51
       7.1.9 No Violation of Laws.............................................51
       7.1.10 No Actions or Proceedings.......................................51
       7.1.11 Insurance Policies; Certificates of Insurance; Endorsements.....52
       7.1.12 Filing Receipts.................................................52
       7.1.13 Consummation of Spin-Off........................................52
       7.1.14 Ratio of Consolidated Funded Debt to Consolidated Cash
              Flow from Operations............................................52
   7.2 Each Additional Loan or Letter of Credit...............................53

8. COVENANTS..................................................................53
   8.1 Affirmative Covenants..................................................53
       8.1.1 Preservation of Existence, Etc...................................53
       8.1.2 Payment of Liabilities, Including Taxes, Etc.....................53
       8.1.3 Maintenance of Insurance.........................................54
       8.1.4 Maintenance of Properties and Leases.............................54
       8.1.5 Maintenance of Patents, Trademarks, Etc..........................55
       8.1.6 Visitation Rights................................................55
       8.1.7 Keeping of Records and Books of Account..........................55
       8.1.8 Plans and Benefit Arrangements...................................55
       8.1.9 Compliance with Laws.............................................56
       8.1.10 Use of Proceeds.................................................56
       8.1.11 Further Assurances..............................................56
       8.1.12 Subordination of Intercompany Loans.............................56
   8.2 Negative Covenants.....................................................56
       8.2.1 Indebtedness.....................................................56
       8.2.2 Liens............................................................57
       8.2.3 Guaranties.......................................................57
       8.2.4 Loans and Investments............................................58
       8.2.5 Dividends and Related Distributions..............................58
       8.2.6 Liquidations, Mergers, Consolidations, Acquisitions..............58
       8.2.7 Dispositions of Assets or Subsidiaries...........................59
       8.2.8 Affiliate Transactions...........................................60
       8.2.9 Subsidiaries, Partnerships and Joint Ventures....................61
       8.2.10 Continuation of or Change in Business...........................61
       8.2.11 Plans and Benefit Arrangements..................................61
       8.2.12 Fiscal Year.....................................................62


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                                TABLE OF CONTENTS

Section                                                                     Page

       8.2.13 Issuance of Stock...............................................62
       8.2.14 Changes in Organizational Documents and Material Contracts......62
       8.2.15 Capital Expenditures............................................63
       8.2.16 Minimum Fixed Charge Coverage Ratio.............................63
       8.2.17 Maximum Leverage Ratio..........................................64
       8.2.18 Minimum Interest Coverage Ratio.................................64
       8.2.19 Minimum Net Worth...............................................64
       8.2.20 Minimum Capitalization..........................................64
       8.2.21 Interest Rate Protection Agreements.............................64
   8.3 Reporting Requirements.................................................65
       8.3.1 Quarterly Financial Statements...................................65
       8.3.2 Annual Financial Statements......................................65
       8.3.3 Certificate of the Borrower......................................66
       8.3.4 Notice of Default................................................66
       8.3.5 Notice of Litigation.............................................66
       8.3.6 Certain Events...................................................67
       8.3.7 Budgets, Forecasts, Other Reports and Information................67
       8.3.8 Notices Regarding Plans and Benefit Arrangements.................68

9. DEFAULT....................................................................69
   9.1 Events of Default......................................................69
       9.1.1 Payments Under Loan Documents....................................69
       9.1.2 Breach of Warranty...............................................69
       9.1.3 Breach of Negative Covenants or Visitation Rights................70
       9.1.4 Breach of Other Covenants........................................70
       9.1.5 Defaults in Other Agreements or Indebtedness.....................70
       9.1.6 Final Judgments or Orders........................................70
       9.1.7 Loan Document Unenforceable......................................70
       9.1.8 Uninsured Losses; Proceedings Against Assets.....................70
       9.1.9 Notice of Lien or Assessment.....................................71
       9.1.10 Insolvency......................................................71
       9.1.11 Events Relating to Plans and Benefit Arrangements...............71
       9.1.12 Cessation of Business...........................................72
       9.1.13 Change of Control...............................................72
       9.1.14 Change in Business..............................................72
       9.1.15 Involuntary Proceedings.........................................72
       9.1.16 Voluntary Proceedings...........................................72
   9.2 Consequences of Event of Default.......................................73
       9.2.1 Events of Default Other Than Bankruptcy, Insolvency
             or Reorganization Proceedings....................................73
       9.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.............73
       9.2.3 Set-off..........................................................73
       9.2.4 Suits, Actions, Proceedings......................................74
       9.2.5 Application of Proceeds..........................................74
       9.2.6 Other Rights and Remedies........................................75
   9.3 Notice of Sale.........................................................75

10. THE AGENT.................................................................75
    10.1 Appointment..........................................................75
    10.2 Delegation of Duties.................................................75


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                                TABLE OF CONTENTS

Section                                                                     Page

    10.3 Nature of Duties; Independent Credit Investigation...................75
    10.4 Actions in Discretion of Agent; Instructions From the Banks..........76
    10.5 Reimbursement and Indemnification of Agent by the Borrower...........76
    10.6 Exculpatory Provisions; Limitation of Liability......................77
    10.7 Reimbursement and Indemnification of Agent by Banks..................78
    10.8 Reliance by Agent....................................................78
    10.9 Notice of Default....................................................79
    10.10 Notices.............................................................79
    10.11 Banks in Their Individual Capacities................................79
    10.12 Holders of Notes....................................................79
    10.13 Equalization of Banks...............................................79
    10.14 Successor Agent.....................................................80
    10.15 Agent's Fee.........................................................80
    10.16 Availability of Funds...............................................81
    10.17 Calculations........................................................81
    10.18 Beneficiaries.......................................................81

11. MISCELLANEOUS.............................................................81
    11.1 Modifications, Amendments or Waivers.................................81
         11.1.1 Increase of Commitment; Extension or Expiration Date..........82
         11.1.2 Extension of Payment; Reduction of Principal Interest or Fees;
                Modification of Terms of Payment..............................82
         11.1.3 Release of Collateral or Guarantor............................82
         11.1.4 Miscellaneous.................................................82
    11.2 No Implied Waivers; Cumulative Remedies; Writing Required............83
    11.3 Reimbursement and Indemnification of Banks by the Borrower; Taxes....83
    11.4 Holidays.............................................................84
    11.5 Funding by Branch, Subsidiary or Affiliate...........................84
         11.5.1 Notional Funding..............................................84
         11.5.2 Actual Funding................................................84
    11.6 Notices..............................................................85
    11.7 Severability.........................................................85
    11.8 Governing Law........................................................85
    11.9 Prior Understanding..................................................86
    11.10 Duration; Survival..................................................86
    11.11 Successors and Assigns..............................................86
    11.12 Confidentiality.....................................................87
         11.12.1 General......................................................87
         11.12.2 Sharing Information With Affiliates of the Banks.............88
    11.13 Counterparts........................................................88
    11.14 Agent's or Bank's Consent...........................................88
    11.15 Exceptions..........................................................88
    11.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL..............................88
    11.17 Tax Withholding Clause..............................................89
    11.18 Joinder of Guarantors...............................................90


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
                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(B)   -      COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(P)   -      PERMITTED LIENS
SCHEDULE 6.1.1    -      QUALIFICATIONS TO DO BUSINESS
SCHEDULE 6.1.3    -      SUBSIDIARIES
SCHEDULE 6.1.8    -      OWNED AND LEASED REAL PROPERTY
SCHEDULE 6.1.13   -      CONSENTS AND APPROVALS
SCHEDULE 6.1.15   -      PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 6.1.18   -      PARTNERSHIP AGREEMENTS; LLC AGREEMENTS
SCHEDULE 6.1.19   -      INSURANCE POLICIES
SCHEDULE 6.1.21   -      MATERIAL CONTRACTS
SCHEDULE 6.1.23   -      EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 6.1.25   -      ENVIRONMENTAL DISCLOSURES
SCHEDULE 8.2.1    -      PERMITTED INDEBTEDNESS

EXHIBITS

EXHIBIT 1.1(A)    -      ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(G)(1) -      GUARANTOR JOINDER
EXHIBIT 1.1(G)(2) -      GUARANTY AGREEMENT
EXHIBIT 1.1(I)(1) -      INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(N)    -      NOTE
EXHIBIT 1.1(P)(1) -      PATENT, TRADEMARK AND COPYRIGHT ASSIGNMENT
EXHIBIT 1.1(P)(2) -      PLEDGE AGREEMENT
EXHIBIT 1.1(P)(3) -      SUBORDINATION PROVISIONS
EXHIBIT 1.1(S)    -      SECURITY AGREEMENT
EXHIBIT 1.1(W)           WEIGHTED AVERAGE RATING
EXHIBIT 2.5       -      LOAN REQUEST
EXHIBIT 7.1.4     -      OPINION OF COUNSEL
EXHIBIT 8.2.6     -      ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 8.3.3     -      QUARTERLY COMPLIANCE CERTIFICATE

                                CREDIT AGREEMENT

    THIS CREDIT AGREEMENT is dated as of November 17, 1997 and is made by and among NovaCare Employee Services, Inc., a Delaware corporation (the "Borrower"), each of the Guarantors (as hereinafter defined), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                   WITNESSETH:

    WHEREAS, the Borrower has requested the Banks to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $25,000,000; and

    WHEREAS, the revolving credit facility shall be used for general corporate purposes, including for working capital and certain capital expenditures and acquisitions permitted by this Agreement; and

    WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

    NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:


                             1. CERTAIN DEFINITIONS

         1.1 Certain Definitions.

         In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                  Adjusted Consolidated Cash Flow from Operations for any period of determination shall mean the sum of net income, depreciation, amortization, interest expense, operating lease rental expense and income tax expense of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                  Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                  Agent shall mean PNC Bank, National Association, and its successors and assigns.

                  Agent's Fee shall have the meaning assigned to that term in
Section 10.15.

                  Agent's Letter shall have the meaning assigned to that term in
Section 10.15.

                  Agreement shall mean this Credit Agreement, as the same may be supplemented or amended from time to time, including all schedules and exhibits.

                  Annual Statements shall have the meaning assigned to that term in Section 6.1.9(i).

                  Applicable Commitment Fee shall have the meaning assigned to that term in Section 2.3.

                  Applicable Percentage Over Euro-Rate shall have the meaning assigned to that term in Section 4.1.1(ii).

                  Assignment and Assumption Agreement shall mean an Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).

                  Authorized Officer shall mean those individuals, designated by written notice to the Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

                  Banks shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

                  Base Net Worth shall mean the sum of $37,957,250 plus 75% of consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from the Closing Date through and including the date of determination, plus the proceeds received by the Borrower in connection with the sale or issuance of shares of its capital stock after deducting any reasonable and customary expenses associated with such sale or issuance during the period from the Closing Date through and including the date of determination.

                  Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                  Base Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms and conditions set forth in
Section 4.1.1(i).

                  Benefit Arrangement shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                  Borrower shall mean NovaCare Employee Services, Inc., a corporation organized and existing under the laws of the State of Delaware.

                  Borrower's S-1 shall mean Form S-1 filed by the Borrower with the SEC on September 10, 1997, Registration No. 333-35071.

                  Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                  Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                  Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                  Closing Date shall mean November 17, 1997.

                  Collateral shall mean the Pledged Collateral, the UCC Collateral and the Intellectual Property Collateral.

                  Commercial Letter of Credit shall mean any Letter of Credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

                  Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and

Assumption Agreement, and Commitments shall mean the aggregate Commitments of all of the Banks.

                  Commitment Fee shall have the meaning assigned to that term in
Section 2.3.

                  Consideration shall mean with respect to any Permitted Acquisition, the aggregate of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by any Loan Party in connection therewith, (iv) the fair market value of any equity issued by any of the Loan Parties in connection therewith, and (v) any other consideration given or obligation incurred by any of the Loan Parties in connection therewith; provided, however, that as of any date of determination the amount of any deferred earn-out payments to any seller not required by GAAP to be disclosed as a liability on the balance sheet of any Loan Party shall be excluded, as of such date of determination, from the calculation of the amount under clauses (i) through (v) of this definition.

                  Consolidated Capitalization shall mean as of any date of determination the sum of Consolidated Funded Debt plus Consolidated Net Worth.

                  Consolidated Cash Flow from Operations for any period of determination shall mean (i) the sum of net income, depreciation, amortization, other non-cash charges to net income, interest expense and income tax expense minus (ii) non-cash credits to net income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP; provided, however, that for the fiscal quarter ended December 31, 1997, "net income" shall be "net income" prior to any deduction for interest expense attributable to the Indebtedness of NovaCare Employee Services, Inc., a Delaware corporation, payable to the Parent (the "Affiliate Indebtedness"), and also for the fiscal quarter ended December 31, 1997, "interest expense" shall exclude interest expense attributable to Affiliate Indebtedness. For purposes of each period of determination in Sections 2.2, 2.3, 4.2 and 8.2.17, Consolidated Cash Flow from Operations shall be determined as of the last day of each period, as follows: (i) for the fiscal quarter ended December 31, 1997, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for such quarter multiplied by four (4); (ii) for the fiscal quarter ended March 31, 1998, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for the two fiscal quarters then ended multiplied by two (2);
(iii) for the fiscal quarter ended June 30, 1998, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for the three fiscal quarters then ended multiplied by four-thirds (4/3) and (iv) for the fiscal quarter ended September 30, 1998 and each fiscal quarter thereafter, Consolidated Cash Flow from Operations shall be for the four fiscal quarters then ended.

                  If a Loan Party shall have made one or more Permitted Acquisitions during such period, Consolidated Cash Flow from Operations shall be adjusted on a pro forma basis to give effect to all Permitted Acquisitions as if they had occurred at the beginning of such period; and provided further that if any Loan Party shall have effected one or more Permitted Asset Transfers during such period, Consolidated Cash Flow from Operations shall be adjusted on a pro forma basis to give effect to all such Permitted Asset Transfers as if they had occurred at the beginning of such period. The pro forma adjustments described in the previous sentence shall be made based upon historical financial statements for the four (4) fiscal quarters prior to the date of such Permitted Acquisition or Permitted Asset Transfer, as the case may be, and all such historical financial statements and all adjustments to Consolidated Cash Flow from Operations to give effect to any Permitted Asset Transfers or any Permitted Acquisitions shall be reasonably satisfactory to the Agent.

                  Consolidated EBIT shall mean for any period of determination the sum of net income, plus interest expense, plus income tax expense, in each case of the Borrower and its Subsidiaries for such period, as determined and consolidated in accordance with GAAP.

                  Consolidated Funded Debt shall mean as of any date of determination, without duplication, the aggregate Indebtedness of the Borrower and its Subsidiaries as determined and consolidated in accordance with GAAP.

                  Consolidated Interest Expense shall mean, for any period of determination, interest expense of the Borrower and its Subsidiaries for such period, as determined and consolidated in accordance with GAAP.

                  Consolidated Net Worth shall mean as of any date of determination total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                  Delivery Date shall mean the earlier of (A) the date on which the Borrower delivers its consolidated financial statements pursuant to Sections 8.1(m)(i) and (ii) or (B) one Business Day following the date on which such financial statements are due to be delivered pursuant to such Sections.

                  Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

                  Drawing Date shall have the meaning assigned to that term in
Section 2.9.3.2.

                  Environmental Complaint shall mean any written complaint setting forth a cause of action for personal or property damage or natural resource damage or equitable relief, order, notice of violation, citation, request for information issued pursuant to any Environmental Laws by an Official Body, subpoena or other written notice of any type relating to, arising out of, or issued pursuant to, any of the Environmental Laws or any Environmental Conditions, as the case may be.

                  Environmental Conditions shall mean any conditions of the environment, including the workplace, the ocean, natural resources (including flora or fauna), soil, surface water, groundwater, any actual or potential drinking water supply sources, substrata or the ambient air, relating to or arising out of, or caused by, the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, emptying, discharging, injecting, escaping, leaching, disposal, dumping, threatened release or other management or mismanagement of Regulated Substances resulting from the use of, or operations on, any Property.

                  Environmental Laws shall mean all federal, state, local and foreign Laws and regulations, including permits, licenses, authorizations, bonds, orders, judgments, and consent decrees issued, or entered into, pursuant thereto, relating to pollution or protection of human health or the environment or employee safety in the workplace.

                  ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                  ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  Euro-Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upward to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates of interest per annum for U.S. Dollars set forth on Telerate display page 3750 or such other display page on the Telerate System as may replace such page to evidence the average of rates quoted by banks designated by the British Bankers' Association (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                           Telerate page 3750 quoted by British Bankers'
         Euro-Rate =       Association or appropriate successor
                           1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                  Euro-Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms and conditions set forth in
Section 4.1.1(ii).

                  Euro-Rate Reserve Percentage shall mean the maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

                  Event of Default shall mean any of the events described in
Section 9.1 and referred to therein as an "Event of Default."

                  Expiration Date shall mean, with respect to the Commitments, November 17, 2000.

                  Facility Fees shall mean the fees referred to in Section 2.4.

                  Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                  Financial Projections shall have the meaning assigned to that term in Section 6.1.9(ii).

                  Fixed Charge Coverage Ratio shall mean the ratio of Adjusted Consolidated Cash Flow from Operations to Fixed Charges.

                  Fixed Charges shall mean for any period of determination the sum of interest expense, scheduled principal installments on Indebtedness (as adjusted for prepayments), operating lease rental expense, current payments under capital leases, and the portion of deferred Consideration in connection with a Permitted Acquisition which is paid or payable during the period of determination, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                  GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                  Governmental Acts shall have the meaning assigned to that term in Section 2.9.8.

                  Guarantor shall mean each of the parties to this Agreement which is designated as a "Guarantor" on the signature page hereof and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 11.18. Each Subsidiary (whether existing on the Closing Date or thereafter formed or acquired) of the Borrower shall join this Agreement and the Guaranty Agreement as a Guarantor.

                  Guarantor Joinder shall mean a joinder by a Person as a Guarantor under this Agreement, the Guaranty Agreement and the other Loan Documents in the form of Exhibit 1.1(G)(1).

                  Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                  Guaranty Agreement shall mean the Guaranty and Suretyship Agreement in substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of the Guarantors to the Agent for the benefit of the Banks.

                  Historical Statements shall have the meaning assigned to that term in Section 6.1.9(i).

                  Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device,
(iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

                  Ineligible Security shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

                  Insolvency Proceeding shall mean, with respect to any Person,
(a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

                  Intellectual Property Collateral shall mean all of the property described in the Patent, Trademark and Copyright Assignment.

                  Intercompany Subordination Agreement shall mean a Subordination Agreement among the Loan Parties in the form attached hereto as
Exhibit 1.1(I)(1).

                  Interest Coverage Ratio shall mean the ratio of (i) Consolidated EBIT, to (ii) Consolidated Interest Expense.

                  Interest Period shall have the meaning assigned to such term in Section 4.2.

                  Interest Rate Option shall mean any Euro-Rate Option or Base Rate Option.

                  Interim Statements shall have the meaning assigned to that term in Section 6.1.9(i).

                  Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                  Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

                  Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, award or formal interpretation of any Official Body.

                  Letter of Credit shall have the meaning assigned to that term in Section 2.9.1.

                  Letter of Credit Borrowing shall mean an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made and shall not have been converted into a Revolving Credit Loan under
Section 2.9.3.2.

                  Letter of Credit Fee shall have the meaning assigned to that term in Section 2.9.2.

                  Letters of Credit Outstanding shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and
(ii) the aggregate amount of all unpaid and outstanding Reimbursement
Obligations.

                  Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                  LLC Interests shall have the meaning given to such term in
Section 6.1.3.

                  Loan Documents shall mean this Agreement, the Agent's Letter, the Guaranty Agreement, the Intercompany Subordination Agreement, the Notes, the Patent, Trademark and Copyright Assignment, the Pledge Agreements, the Security Agreements, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                  Loan Parties shall mean the Borrower and the Guarantors.

                  Loan Request shall have the meaning given to such term in
Section 2.5.

                  Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan.

                  Material Adverse Change shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects of any Loan Party, (c) impairs materially or could reasonably be expected to impair materially the ability of any Loan Party to duly and punctually pay or perform its Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                  Material Contracts shall mean collectively the contracts and agreements to which a Loan Party is a party or by which a Loan Party is bound which are either required under the rules and regulations of the SEC in effect from time to time to be disclosed as "material contracts" in or are required to be filed as an Exhibit to, any SEC Form 10-Q, 10-K, 8-K or other filing made or required to be made by any Loan Party with the SEC.

                  Month, with respect to an Interest Period under the Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

                  Multiemployer Plan shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                  Multiple Employer Plan shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                  Notes shall mean collectively and Note shall mean separately all the Notes of the Borrower in the form of Exhibit 1.1(N) evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancing or refundings thereof, in whole or in part.

                  notices shall have the meaning assigned to that term in
Section 11.6.

                  Obligations shall mean any and all obligations or liability of any of the Loan Parties to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document.

                  Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  Parent shall mean NovaCare, Inc., a Delaware corporation.

                  Participation Advance shall mean, with respect to any Bank, such Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.9.3.

                  Partnership Interests shall have the meaning given to such term in Section 6.1.3.

                  Patent, Trademark and Copyright Assignment shall mean the Patent, Trademark and Copyright Collateral Assignment in substantially the form of Exhibit 1.1(P)(1) executed and delivered by each of the Loan Parties to the Agent for the benefit of the Banks.

                  PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                  Permitted Acquisitions shall have the meaning assigned to such term in Section 8.2.6.

                  Permitted Additional Institutional Indebtedness shall mean Indebtedness to a Qualified Lender provided that (A) such Indebtedness is unsecured; (B) the agreements governing such Indebtedness shall not contain any provisions which are more restrictive than the provisions of this Agreement and such Indebtedness shall not be senior in priority of payment to the Indebtedness hereunder; and (C) the Loan Parties shall deliver to the Agent on behalf of the Banks drafts of the agreements described in clause (B) at least five (5) Business Days before they incur such Indebtedness.

                  Permitted Additional Subordinated Indebtedness shall mean Indebtedness which meets each of the following conditions: (A) the documentation governing such Indebtedness shall provide that the rights of the holders thereof shall be subordinate to the rights of the Agent and the Banks with respect to the Indebtedness under the Loan Documents in accordance with the subordination provisions contained in Exhibit 1.01(P)(3), (B) the agreements governing such Indebtedness shall not contain any provisions which are more restrictive than the provisions of this Agreement, and (C) the Loan Parties shall deliver to the Agent on behalf of the Banks copies of drafts of the agreements described in clauses (A) and (B) at least five (5) Business Days before they incur such Indebtedness if the amount of such Indebtedness shall exceed $2,500,000.

                  Permitted Asset Transfers shall mean any Transfer of any asset of any Loan Party permitted by clause (iv) or clause (v) of Section 8.2.7.

                  Permitted Investments shall mean:

                           (i) direct obligations of the United States of
America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                           (ii) commercial paper maturing in 180 days or less
rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

                           (iii) demand deposits, time deposits or certificates
of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition;

                           (iv) any obligation of any state which is part of the
U.S.A. or any obligation of any county or local governmental body of any such state provided that each of the following criteria are met: (A) such obligation matures within five (5) years; (B) the weighted average of the maturities (measured in numbers of years including fractions thereof) of all such obligations held by the Loan Parties is equal to or less than three (3) years;
(C) such obligation is rated not lower than Baa-2 by Moody's Investors Service Inc. or BBB by Standard & Poor's Corporation (or equivalent rating) and so long as the uninsured and unguaranteed general obligation debt of such state, county or local governmental body is rated, at the time of purchase and thereafter, not lower than Baa-2 by Moody's Investors Service Inc. or BBB by Standard & Poor's Corporation (or equivalent rating); (D) the Weighted Average Rating of all such obligations held by the Loan Parties is Aa-2 by Moody's Investors Service Inc. or AA by Standard & Poor's Corporation (or equivalent rating); and (E) so long as the uninsured and unguaranteed general obligation debt of each state, county or local governmental body relating to each such obligation of the Loan Parties is rated, the Weighted Average Rating of all such debt at the time of purchase and thereafter shall not be lower than Aa-2 by Moody's Investors Service Inc. or AA by Standard & Poor's Corporation (or equivalent rating); and

                           (v) investments in money-market funds rated Aam or
AAm-G or higher by Standard & Poor's Corporation (or equivalent rating) whose net asset value remains a constant $1.00 per share.



                  Permitted Liens shall mean:

                           (i) Liens for taxes, assessments, or similar charges,
incurred in the ordinary course of business and which are not yet due and payable;

                           (ii) Pledges or deposits made in the ordinary course
of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                           (iii) Liens of mechanics, materialmen, warehousemen,
carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                           (iv) Good-faith pledges or deposits made in the
ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                           (v) Encumbrances consisting of zoning restrictions,
easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                           (vi) Liens, security interests and mortgages in favor
of the Agent for the benefit of the Banks;

                           (vii) Liens on property leased by any Loan Party or
Subsidiary of a Loan Party under capital and operating leases permitted in
Section 8.2.15 securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                           (viii) Any Lien existing on the date of this
Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

                           (ix) Purchase Money Security Interests, provided that
the aggregate amount of Indebtedness secured by such Purchase Money Security Interests outstanding at any time shall not exceed 5% of Consolidated Net Worth as of any date of determination (including for purposes of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P)); and

                           (x) The following, (A) if the validity or amount
thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan
Documents:

                  (1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                  (2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; or

                  (3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens.

                  (4) Liens resulting from final judgments or orders described in Section 9.1.6.

                  Permitted Stock Transfer shall mean the sale or transfer by Parent of common stock of the Borrower, so long as after giving affect thereto no Event of Default or Potential Default shall have occurred and be continuing or shall exist.

                  Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                  Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                  Pledge Agreements shall mean collectively the Pledge Agreements in substantially the form of Exhibit 1.1(P)(2) or such other form as is acceptable to the Agent, executed and delivered to the Agent for the benefit of the Banks by (i) the Parent with respect to the equity interests owned by it of the Borrower, and (ii) the Borrower, each other Loan Party and each other Person which owns any stock or other equity interests of any Loan Party (other than the Borrower).

                  Pledged Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Pledge Agreements.

                  PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

                  Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

                  Principal Office shall mean the main banking office of the Agent in Pittsburgh, Pennsylvania.

                  Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests as permitted hereunder.

                  Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                  Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

                  Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or deferred payments by such Loan Party for the purchase of such tangible personal property.

                  Purchasing Bank shall mean a Bank which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

                  Qualified Lender shall mean any person or persons, other than a commercial bank or any other organization which provides revolving credit loans to third parties in the ordinary course of its business.

                  Ratable Share shall mean the proportion that a Bank's Commitment bears to the Commitments of all of the Banks.

                  Regulated Substances shall mean any substance, including any solid, liquid, semisolid, gaseous, thermal, thoriated or radioactive material, refuse, garbage, wastes, chemicals, petroleum products, by-products, coproducts, impurities, dust, scrap, heavy metals, defined as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic waste," "hazardous waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any related materials, substances or wastes as now or hereafter defined pursuant to any Environmental Laws, ordinances, rules, regulations or other directives of any Official Body, the generation, manufacture, extraction, processing, distribution, treatment, storage, disposal, transport, recycling, reclamation, use, reuse, spilling, leaking, dumping, injection, pumping, leaching, emptying, discharge, escape, release or other management or mismanagement of which is regulated by the Environmental Laws.

                  Regulation U shall mean Regulation U, T, G or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                  Reimbursement Obligation shall have the meaning assigned to such term in Section 2.9.3.2.

                  Reportable Event shall mean a reportable event described in
Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

                  Required Banks shall mean

                           (i) if there are no Loans, Reimbursement Obligations
or Letter of Credit Borrowings outstanding, Banks whose Commitments aggregate at least 66-2/3% of the Commitments of all of the Banks, or

                           (ii) if there are Loans, Reimbursement Obligations,
or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 66-2/3% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

                  Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to
Section 2.1 or 2.9.3.

                  Revolving Facility Usage shall mean at any time the sum of the Revolving Credit Loans outstanding and the Letters of Credit Outstanding.

                  SEC shall mean the Securities and Exchange Commission or successor commission.

                  Section 20 Subsidiary shall mean the Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

                  Security Agreements shall mean the Security Agreements in substantially the form of Exhibit 1.1(S) executed and delivered by each of the Loan Parties to the Agent for the benefit of the Banks.

                  Shares shall have the meaning assigned to that term in Section 6.1.2.

                  Spin-Off shall mean that certain transaction pursuant to which the following shall have occurred: (i) the Parent shall have either completed a spin-off of a percentage of its ownership interests in, or caused the issuance, through an initial public offering of stock, of additional shares of capital stock of the Borrower and as a result of either such transaction on the date of the consummation thereof, the Parent, after giving effect thereto, shall own at least 65% of all of the issued and outstanding equity interests of the Borrower,
(ii) the aggregate proceeds to the Borrower (net of all reasonable and customary transaction fees and costs and all federal, state and local income taxes in connection therewith) shall be at least $40 million, and (iii) the Borrower shall have repaid all outstanding Indebtedness as of the date of consummation of the events described in the preceding clauses (i) and (ii), together with accrued interest thereon, of the Borrower to the Parent.

                  Standby Letter of Credit shall mean a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

                  Subsidiary of any Person at any time shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, (iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries.

                  Subsidiary Shares shall have the meaning assigned to that term in Section 6.1.3.

                  Transfer shall mean, with respect to any assets of any Person, any sale, conveyance, assignment, lease, abandonment, transfer or disposition, whether voluntary or involuntary.

                  Transferor Bank shall mean the selling Bank pursuant to an Assignment and Assumption Agreement.

                  UCC Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Security Agreement.

                  Uniform Commercial Code shall have the meaning assigned to that term in Section 6.1.16.

                  Weighted Average Rating shall mean with respect to obligations of states, counties or local governmental bodies held by the Loan Parties, or with respect to the general obligation debt of each state, county or local government body which issued such obligations, a weighted average determined by
(1) first, converting the rating of each such obligation or such debt, as the case may be, to a whole number based on the table set forth below, (2) second, computing a weighted average of such whole numbers, with weighting based on the amount of such obligations, and rounding such average to the next lowest whole number, and (3) third, converting the whole number determined in the second step above back to a rating based on the table.

        Rating
------------------------

Equal to or greater than                But less than                  Number Assigned to Such Rating
Aaa-1 or AAA                                                           4
Aa-2 or AA                              Aaa-1 or AAA                   3
A-2 or A                                Aa-2 or AA                     2
Baa-2 or BBB                            A-2 or A                       1

Exhibit 1.1(W) sets forth an example of such computation.

                  1.2 Construction.

                  Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                           1.2.1 Number; Inclusion.

                           references to the plural include the singular, the
plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

                           1.2.2 Determination.

                           references to "determination" of or by the Agent or
the Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

                           1.2.3 Agent's Discretion and Consent.

                           whenever the Agent or the Banks are granted the right
herein to act in its or their sole discretion or to grant or withhold consent, such right shall be exercised in good faith;

                           1.2.4 Documents Taken as a Whole.

                           the words "hereof," "herein," "hereunder," "hereto"
and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                           1.2.5 Headings.

                           the section and other headings contained in this
Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                           1.2.6 Implied References to this Agreement.

                           article, section, subsection, clause, schedule and
exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

                           1.2.7 Persons.

                           reference to any Person includes such Person's
successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                           1.2.8 Modifications to Documents.

                           reference to any agreement (including this Agreement
and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

                           1.2.9 From, To and Through.

                           relative to the determination of any period of time,
"from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

                           1.2.10 Shall; Will.

                           references to "shall" and "will" are intended to have
the same meaning.

                  1.3 Accounting Principles.

                  Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2) shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 6.1.9(i) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time.


                          2. REVOLVING CREDIT FACILITY

                  2.1 Revolving Credit Commitments.

                  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan the aggregate amount of Loans from such Bank shall not exceed such Bank's Commitment minus such Bank's Ratable Share of the Letters of Credit Outstanding. Notwithstanding the preceding sentence, the outstanding principal amount of Revolving Credit Loans to the Borrower shall not exceed at any time an amount such that after giving effect to such borrowings, the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations exceeds
3.0 to 1.0. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.

                  2.2 Nature of Banks' Obligations with Respect to Revolving Credit Loans.

                  Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Commitment minus its Ratable Share of the Letter of Credit Outstandings. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

                  2.3 Commitment Fees.

                  Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to the per annum rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) set forth below as the "Applicable Commitment Fee" on the average daily difference between the amount of (i) such Bank's Commitment as the same may be constituted from time to time and the (ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Ratable

Share of Letters of Credit Outstanding . The Applicable Commitment Fee shall be calculated and determined based upon the ratio of (a) Consolidated Funded Debt to (b) Consolidated Cash Flow from Operations. Such ratio shall be computed as of the end of each fiscal quarter, with the calculation of Consolidated Cash Flow from Operations made as provided in the definition of such term in Section
1.1. Adjustments to the Commitment Fee attributable to a change in such ratio shall be effective (a) on the Delivery Date for the Borrower's consolidated financial statements for such quarter if the Applicable Commitment Fee is to be increased and (b) on the later of the Delivery Date for such financial statements or the date on which such financial statements are actually delivered to the Agent and the Banks if the Applicable Commitment Fee is to be decreased.

                  Ratio of Consolidated                           Applicable
                  Funded Debt to Consolidated                     Commitment
                  Cash Flow from Operations                       Fee Per Annum
                  -------------------------                       -------------
                  Greater than 2.5 to 1.0                               .50%
                  Greater than 2.0 to 1.0 but                           .45%
                  less than or equal to 2.5 to 1.0
                  Greater than 1.5 to 1.0 but                           .375%
                  less than or equal to 2.0 to 1.0
                  Less than or equal to 1.5 to 1.0                      .30%

                  Notwithstanding the foregoing, for the period from the Closing Date through and including May 17, 1998 the Applicable Commitment Fee shall be
 .50%. All Commitment Fees shall be payable in arrears on the first Business Day of each January, April, July and October after the date hereof and on the Expiration Date or upon acceleration of the Notes.

                  2.4 Revolving Credit Facility Fee.

                  The Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Commitment, a nonrefundable facility fee equal to 1/2% of such Bank's Commitment, payable on the Closing Date.

                  2.5 Revolving Credit Loan Requests.

                  Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Agent, not later than 10:00 a.m., Pittsburgh time, (i) three
(3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) one
(1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate

Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $1,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $1,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

                  2.6 Making Revolving Credit Loans.

                  The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests], notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Agent in accordance with Section 2.2 [Nature of Banks' Obligations]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 10.16 [Availability of Funds].

                  2.7 Notes.

                  The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Commitment of such Bank.

                  2.8 Use of Proceeds.

                  The proceeds of the Revolving Credit Loans shall be used for general corporate purposes, including for working capital and for capital expenditures and Permitted Acquisitions in accordance with this Agreement and in accordance with Section 8.1.10 [Use of Proceeds].

                  2.9 Letter of Credit Subfacility.

                           2.9.1 Issuance of Letters of Credit.

                           Borrower may request the issuance of a letter of
credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.9, the Agent will issue a Letter of Credit provided that each Letter of Credit shall
(A) have a maximum maturity of twelve (12) months from the date of issuance, and
(B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $5,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Commitments.

                           2.9.2 Letter of Credit Fees.

                           The Borrower shall pay (i) to the Agent for the
ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Percentage Over Euro-Rate which is in effect, and (ii) to the Agent for its own account a fronting fee equal to 1/8% per annum (computed on the basis of a year of 360 days and actual days elapsed), and the fees described in the preceding clauses (i) and (ii) shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the first Business Day of each January, April, July and October following issuance of each Letter of Credit and on the Expiration Date. The Borrower shall also pay to the Agent for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

                           2.9.3 Disbursements, Reimbursement.

                                    2.9.3.1 Immediately upon the issuance of
each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                                    2.9.3.2 In the event of any request for a
drawing under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrower. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent prior to 12:00 noon, Pittsburgh time, on each date that an amount is paid by the Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the amount so paid by the Agent. In the event the Borrower fails to reimburse the Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Commitment and subject to the conditions set forth in
Section 7.2 [Each Additional Loan] other than any notice requirements. Any notice given by the Agent pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                                    2.9.3.3 Each Bank shall upon any notice
pursuant to Section 2.9.3.2 make available to the Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.9.3.4) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Agent for the account of the Agent the amount of such Bank's Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this
Section 2.9.3.3.

                                    2.9.3.4 With respect to any unreimbursed
drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9.3.2, because of the Borrower's failure to satisfy the conditions set forth in Section
7.2 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the Agent a Letter of Credit Borrowing in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Agent pursuant to Section
2.9.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Participation Advance from such Bank in satisfaction of its participation obligation under this Section 2.9.3.

                           2.9.4 Repayment of Participation Advances.

                                    2.9.4.1 Upon (and only upon) receipt by the
Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the

Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

                                    2.9.4.2 If the Agent is required at any time
to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.9.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time, from the date such demand is made to the date such amounts are returned by such Bank to the Agent.

                           2.9.5 Documentation.

                           Each Loan Party agrees to be bound by the terms of
the Agent's application and agreement for letters of credit and the Agent's written regulations and customary practices relating to letters of credit. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                           2.9.6 Determinations to Honor Drawing Requests.

                           In determining whether to honor any request for
drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                           2.9.7 Nature of Participation and Reimbursement
Obligations.

                           Each Bank's obligation in accordance with this
Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 under all circumstances, including the following circumstances:

                                    (i) any set-off, counterclaim, recoupment,
defense or other right which such Bank may have against the Agent, the Borrower or any other Person for any reason whatsoever;

                                    (ii) the failure of any Loan Party or any
other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests], 2.6 [Making Revolving Credit Loans] or 7.2 [Each Additional Loan] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Banks to make Participation Advances under Section 2.9.3;

                                    (iii) any lack of validity or enforceability
of any Letter of Credit;

                                    (iv) the existence of any claim, set-off,
defense or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                                    (v) any draft, demand, certificate or other
document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

                                    (vi) payment by the Agent under any Letter
of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                                    (vii) any adverse change in the business,
operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                                    (viii) any breach of this Agreement or any
other Loan Document by any party thereto;

                                    (ix) the occurrence or continuance of an
Insolvency Proceeding with respect to any Loan Party;

                                    (x) the fact that an Event of Default or a
Potential Default shall have occurred and be continuing;

                                    (xi) the fact that the Expiration Date shall
have passed or this Agreement or the Commitments hereunder shall have been terminated; and

                                    (xii) any other circumstance or happening
whatsoever, whether or not similar to any of the foregoing.

                           2.9.8 Indemnity.

                           In addition to amounts payable as provided in Section
10.5 [Reimbursement of Agent by Borrower, Etc.], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or
(B) subject to the following clause (ii), the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit, or (ii) the failure of the Agent to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                           2.9.9 Liability for Acts and Omissions.

                           As between any Loan Party and the Agent, such Loan
Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.

                           In furtherance and extension and not in limitation of
the specific provisions set forth above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent under any resulting liability to the Borrower or any Bank.


                                  3. COLLATERAL

                  The Obligations shall be secured by: (i) a Prior Security Interest, pursuant to a Pledge Agreement, in all equity interests of the Borrower owned by the Parent, (ii) a Prior Security Interest, pursuant to a Pledge Agreement, in all equity interests of each Loan Party (other than the Borrower), owned by any Loan Party or any other Person, and (iii) a Prior Security Interest, pursuant to a Security Agreement, in all assets (other than owned or leased real property) of each Loan Party, subject only to Permitted Liens. In addition, each Subsidiary (whether existing on the Closing Date or thereafter formed or acquired) of the Borrower shall join this Agreement as a Guarantor and shall execute and deliver a Guaranty Agreement.


                                4. INTEREST RATES

                  4.1 Interest Rate Options.

                  The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall not be at any one time outstanding more than nine (9) Borrowing Tranches in the aggregate among all of the Loans accruing interest at a Euro-Rate Option. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

                           4.1.1 Revolving Credit Interest Rate Options.

                           The Borrower shall have the right to select from the
following Interest Rate Options applicable to the Revolving Credit Loans:

                                    (i) Base Rate Option: A fluctuating rate per
annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) for each period specified below equal to the Base Rate plus the applicable percentage set forth below, based upon the ratio of (a) Consolidated Funded Debt to (b) Consolidated Cash Flow from Operations. Such ratio shall be computed as of the end of each fiscal quarter, with the calculation of Consolidated Cash Flow from Operations made as provided in the definition of such term in Section 1.1. Adjustments to interest attributable to a change in such ratio shall be effective (a) on the Delivery Date for the Borrower's consolidated financial statements for such quarter if the applicable interest rate is to be increased and (b) on the later of the Delivery Date for such financial statements or the date on which such financial statements are actually delivered to the Agent and the Banks if the applicable interest rate is to be decreased.

                  Ratio of Consolidated
                  Funded Debt to Consolidated
                  Cash Flow from Operations                       Applicable Interest Rate
                  -------------------------                       ------------------------
                  Greater than 2.50 to 1.0                        Base Rate plus 1.25%
                  Greater than 2.00 to 1.0 but                    Base Rate plus 1.00%
                  less than or equal to 2.50 to 1.0
                  Greater than 1.50 to 1.0 but                    Base Rate plus .625%
                  less than or equal to 2.00 to 1.0
                  Less than or equal to 1.5 to 1.0                Base Rate plus .125%

                                    (ii) Euro-Rate Option: A rate per annum
(computed on the basis of a year of 360 days and actual days elapsed) for each period specified below equal to the Euro-Rate plus the applicable percentage (the "Applicable Percentage Over Euro-Rate") set forth below, based upon the ratio of (a) Consolidated Funded Debt to (b) Consolidated Cash Flow from Operations. Such ratio shall be computed as of the end of each fiscal quarter, with the calculation of Consolidated Cash Flow from Operations made as provided in the definition of such term in Section 1.1. Adjustments to interest attributable to a change in such ratio shall be effective (a) on the Delivery Date for the Borrower's consolidated financial statements for such quarter if the applicable interest rate is to be increased and (b) on the later of the Delivery Date for such financial statements or the date on which such financial statements are actually delivered to the Agent and the Banks if the applicable interest rate is to be decreased.

         Ratio of Consolidated
         Funded Debt to Consolidated                  Applicable Percentage
         Cash Flow from Operations                        Over Euro-Rate
         -------------------------                        --------------
         Greater than 2.50 to 1.0                              2.500%

         Greater than 2.00 to 1.0 but                          2.2500%
         less than or equal to 2.50 to 1.0

         Greater than 1.50 to 1.0 but                          1.875%
         less than or equal to 2.00 to 1.0

         Less than or equal to 1.5 to 1.0                      1.375%

                  Notwithstanding the foregoing Interest Rate Options in Section 4.1.1(i) and 4.1.1(ii), for the period from the Closing Date through and including May 17, 1998 the rate of interest applicable to Loans bearing interest at the Base Rate Option shall be the Base Rate plus 1.25% and the rate of interest applicable to Loans bearing interest at the Euro-Rate Option shall be the Euro-Rate plus 2.50%.

                           4.1.2 Rate Quotations.

                           The Borrower may call the Agent on or before the date
on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

                  4.2 Interest Periods.

                  At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an interest period (the "Interest Period") during which such Interest Rate Option shall apply, such Interest Period to be one, two or three Months if Borrower selects the Euro-Rate Option. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to the Euro-Rate Option:

                           4.2.1 Ending Date and Business Day.

                           any Interest Period which would otherwise end on a
date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                           4.2.2 Amount of Borrowing Tranche.

                           each Borrowing Tranche of Euro-Rate Loans shall be in
integral multiples of $500,000 and not less than $1,000,000;

                           4.2.3 Termination Before Expiration Date.

                           the Borrower shall not select, convert to or renew an
Interest Period for any portion of the Loans that would end after the Expiration Date; and

                           4.2.4 Renewals.

                           in the case of the renewal of the Euro-Rate Option at
the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

                  4.3 Interest After Default.

                  To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                           4.3.1 Letter of Credit Fees, Interest Rate.

                           the Letter of Credit Fees and the rate of interest
for each Loan otherwise applicable pursuant to Section 2.9.2 [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

                           4.3.2 Other Obligations.

                           each other Obligation hereunder if not paid when due
shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full.

                           4.3.3 Acknowledgment.

                           The Borrower acknowledges that the increase in rates
referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Agent.

                  4.4 Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

                           4.4.1 Unascertainable.

                           If on any date on which a Euro-Rate would otherwise
be determined, the Agent shall have determined that:

                                    (i) adequate and reasonable means do not
exist for ascertaining such Euro-Rate, or

                                    (ii) a contingency has occurred which
materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate, the Agent shall have the rights specified in Section 4.4.3.

                           4.4.2 Illegality; Increased Costs; Deposits Not
Available.

                           If at any time any Bank shall have determined that:

                                    (i) the making, maintenance or funding of
any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                                    (ii) such Euro-Rate Option will not
adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                                    (iii) after making all reasonable efforts,
deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, in the London interbank market, then the Agent shall have the rights specified in Section 4.4.3.

                           4.4.3 Agent's and Bank's Rights.

                           In the case of any event specified in Section 4.4.1
above, the Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 4.4.2 above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrower, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 4.4.1 and the Borrower has previously notified the Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under Section 4.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under
Section 5.6.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.4 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

                  4.5 Selection of Interest Rate Options.

                  If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest

Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option commencing upon the last day of the existing Interest Period.


                                   5. PAYMENTS

                  5.1 Payments.

                  All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

                  5.2 Pro Rata Treatment of Banks.

                  Each borrowing shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, or other fees (except for the Agent's Fee) or amounts due from the Borrower hereunder to the Banks with respect to the Loans, shall (except as provided in Section 4.4.3 [Agent's and Bank's Rights] in the case of an event specified in
Section 4.4 [Euro-Rate Unascertainable; Etc.], 5.4.3 [Replacement of a Bank] or
5.6 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank.

                  5.3 Interest Payment Dates.

                  Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each January, April, July and October after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 5.5

[Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

                  5.4 Voluntary Prepayments; Voluntary Reductions of Commitment.

                           5.4.1 Right to Prepay.

                           The Borrower shall have the right at its option from
time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.4.3 below or in Section 5.6 [Additional Compensation in Certain Circumstances]):

                                    (i) at any time with respect to any Loan to
which the Base Rate Option applies,

                                    (ii) on the last day of the applicable
Interest Period with respect to Loans to which a Euro-Rate Option applies,

                                    (iii) on the date specified in a notice by
any Bank pursuant to Section 4.4 [Euro-Rate Unascertainable, Etc.] with respect to any Loan to which a Euro-Rate Option applies.

                           Whenever the Borrower desires to prepay any part of
the Loans, it shall provide a prepayment notice to the Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of Loans setting forth the following information:

                           (y) the date, which shall be a Business Day, on which
                  the proposed prepayment is to be made; and

                           (z) the total principal amount of such prepayment,
                  which shall not be less than $500,000.

                           All prepayment notices shall be irrevocable. The
principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4.3 [Agent's and Bank's rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Loans to which the Base Rate Option applies, and then to Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 5.6.2 [Indemnity].

                           5.4.2 Voluntary Reduction of Commitment.

                           The Borrower shall have the right at any time and
from time to time upon not less than three (3) Business Days' prior written notice (which notice shall be irrevocable) to the Agent to terminate or to permanently and ratably reduce, in an aggregate amount of not less than $5,000,000 or an integral multiple thereof, the respective Commitments, without penalty or premium, except as set forth herein. The Agent shall promptly advise each Bank of the date and amount of each such reduction. After each such reduction, the Commitment Fee shall be calculated based upon the unused portion of the Commitments as so reduced and the amount of reduction may not be reinstated.

                           5.4.3 Replacement of a Bank.

                           In the event any Bank (i) gives notice under Section
4.4 [Euro-Rate Unascertainable, Etc.] or Section 5.6.1 [Increased Costs, Etc.],
(ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment within ninety (90) days after (w) receipt of such Bank's notice under
Section 4.4 [Euro-Rate Unascertainable, Etc.] or 5.6.1 [Increased Costs, Etc.],
(x) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, (y) the date of obtaining the consent which such Bank has not approved, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time of such prepayment any amounts required under Section 5.6 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided, however, that the Commitment of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent; provided, further, the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 10.14 [Successor Agent] and provided that all Letters of Credit have expired or been terminated or replaced so that the Agent is no longer the issuer of or obligated under any Letter of Credit.

                           5.4.4 Change of Lending Office.

                           Each Bank agrees that upon the occurrence of any
event giving rise to increased costs or other special payments under Section
4.4.2 [Illegality, Etc.] or 5.6.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing is this Section 5.4.4 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

                  5.5 Mandatory Prepayments and Mandatory Reduction of Commitments.

                           5.5.1 Sale of Assets.

                           Within five (5) Business Days of any sale of assets
authorized by Section 8.2.7(v) [Disposition of Assets or Subsidiaries], the Borrower shall make a mandatory prepayment of principal on the Loans equal to the after-tax proceeds of such sale (as estimated in good faith by the Borrower), together with accrued interest on such principal amount and the Commitments shall be permanently and ratably reduced by the amount of such principal repayment.

                           5.5.2 Application Among Interest Rate Options.

                           All prepayments required pursuant to this Section 5.5
shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, and then to Loans subject to a Euro-Rate Option. In accordance with Section 5.6.2 [Indemnity], the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

                  5.6 Additional Compensation in Certain Circumstances.

                           5.6.1 Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.

                           If any Law, guideline or interpretation or any change
in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                                    (i) subjects any Bank to any tax or changes
the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Bank),

                                    (ii) imposes, modifies or deems applicable
any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                                    (iii) imposes, modifies or deems applicable
any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                           5.6.2 Indemnity.

                           In addition to the compensation required by Section
5.6.1 [Increased Costs, Etc.], the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                                    (i) payment, prepayment, conversion or
renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                                    (ii) attempt by the Borrower to revoke
(expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.4 [Voluntary Prepayments], or

                                    (iii) default by the Borrower in the
performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

                  If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

                        6. REPRESENTATIONS AND WARRANTIES

                  6.1 Representations and Warranties.

                  The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

                           6.1.1 Organization and Qualification.

                           Each Loan Party and each Subsidiary of each Loan
Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 6.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not constitute a Material Adverse Change.

                           6.1.2 Capitalization and Ownership.

                           The authorized capital stock of the Borrower consists
of 60,000,000 shares of common stock and 1,000,000 shares of preferred stock (referred to herein collectively as the "Shares"), of which, as of the Closing Date, 19,400,000 common shares are issued and outstanding and owned by the Parent. All of the issued and outstanding Shares have been validly issued and are fully paid and nonassessable.

                           6.1.3 Subsidiaries.

                           Schedule 6.1.3 states the name of each of the
Borrower's Subsidiaries, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if it is a limited liability company. The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 6.1.3.

                           6.1.4 Power and Authority.

                           Each Loan Party has full power to enter into,
execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

                           6.1.5 Validity and Binding Effect.

                           This Agreement has been duly and validly executed and
delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                           6.1.6 No Conflict.

                           Neither the execution and delivery of this Agreement
or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

                           6.1.7 Litigation.

                           There are no actions, suits, proceedings or
investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

                           6.1.8 Title to Properties.

                           The real property owned or leased by each Loan Party
and each Subsidiary of each Loan Party is described on Schedule 6.1.8. Each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

                           6.1.9 Financial Statements.

                                    (i) Historical Statements. The Borrower has
delivered to the Agent copies of its audited consolidated year-end financial statements for and as of the end of the fiscal year ended June 30, 1997 (the "Annual Statements"). In addition, the Borrower has delivered to the Agent copies of its unaudited consolidated interim financial statements as of the end of the fiscal quarter ended September 30, 1997 (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrower's management, are correct and complete and fairly represent the consolidated financial condition of the Borrower and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments.

                                    (ii) Financial Projections. The Borrower has
delivered to the Agent financial projections of the Borrower and its Subsidiaries for the period June 30, 1998 through and including June 30, 2002 derived from various assumptions of the Borrower's management (the "Financial Projections"). The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Borrower's management. The Financial Projections accurately reflect the liabilities of the Borrower and its Subsidiaries upon consummation of the transactions contemplated hereby as of the Closing Date.

                                    (iii) Accuracy of Financial Statements.
Neither the Borrower nor any Subsidiary of the Borrower has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which may cause a Material Adverse Change. Since June 30, 1997, no Material Adverse Change has occurred.

                           6.1.10 Use of Proceeds; Margin Stock; Section 20
Subsidiaries.

                                    6.1.10.1 General.

                                    The Loan Parties intend to use the proceeds
of the Loans in accordance with Sections 2.8 and 8.1.10.

                                    6.1.10.2 Margin Stock.

                                    None of the Loan Parties or any Subsidiaries
of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

                                    6.1.10.3 Section 20 Subsidiaries.

                                    The Loan Parties do not intend to use and
shall not use any portion of the proceeds of the Loans, directly or indirectly
(i) knowingly to purchase any Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of any Loan Party or any Affiliate of any Loan Party.

                                    6.1.11 Full Disclosure.

                                    Neither this Agreement nor any other Loan
Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of any Loan Party or Subsidiary of any Loan Party which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

                           6.1.12 Taxes.

                           All federal, state, local and other tax returns
required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

                           6.1.13 Consents and Approvals.

                           Except for the filing of financing statements in the
state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 6.1.13, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Schedule 6.1.13.

                           6.1.14 No Event of Default; Compliance with
Instruments.

                           No event has occurred and is continuing and no
condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

                           6.1.15 Patents, Trademarks, Copyrights, Licenses,
Etc.

                           Each Loan Party and each Subsidiary of each Loan
Party owns or possesses the right to use all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party are listed and described on Schedule 6.1.15.

                           6.1.16 Security Interests.

                           The Liens and security interests granted to the Agent
for the benefit of the Banks pursuant to the Patent, Trademark and Copyright Assignment, the Pledge Agreements and the Security Agreements in the Collateral (other than the Real Property) constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Assignment in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Collateral Assignment, the Patent, Trademark and Copyright Assignment, the Pledge Agreement and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

                           6.1.17 [Intentionally Omitted.]

                           6.1.18 Status of the Pledged Collateral.

                           All of the Shares owned by the Parent, Subsidiary
Shares, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreements are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreements and except as the right of the Banks to dispose of such Shares, Subsidiary Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the Shares, Subsidiary Shares, Partnership Interests or LLC Interests included in the Pledged Collateral except for the partnership agreements and limited liability company agreements described on Schedule 6.1.18. The Loan Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Agent.

                           6.1.19 Insurance.

                           Schedule 6.1.19 lists all insurance policies and
other bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

                           6.1.20 Compliance with Laws.

                           The Loan Parties and their Subsidiaries are in
compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.25 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

                           6.1.21 Material Contracts.

                           Schedule 6.1.21 lists all Material Contracts . All
Material Contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary.

                           6.1.22 Investment Companies; Regulated Entities.

                           None of the Loan Parties or any Subsidiaries of any
Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

                           6.1.23 Plans and Benefit Arrangements.

                           Except as set forth on Schedule 6.1.23:

                                    (i) The Borrower and each other member of
the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA,

(ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

                                    (ii) To the best of the Borrower's
knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                                    (iii) Neither the Borrower nor any other
member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan which is a defined benefit plan.

                                    (iv) No event requiring notice to the PBGC
under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                                    (v) The aggregate actuarial present value of
all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan.

                                    (vi) Neither the Borrower nor any other
member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                                    (vii) To the extent that any Benefit
Arrangement is insured, the Borrower and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

                                    (viii) All Plans, Benefit Arrangements and
Multiemployer Plans have been administered in accordance with their terms and applicable Law in all material respects.

                           6.1.24 Employment Matters.

                           Each of the Loan Parties and each of their
Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change. The Borrower has delivered to the Agent true and correct copies of each collective bargaining agreement by which a Loan Party is bound or to which 500 or more of the employees of a Loan Party are subject, of each employment or other agreement between any Loan Party and any Affiliate of any Loan Party, of each employment or other agreement with any director or officer of any Loan Party and of each of the Labor Contracts which constitutes a Material Contract.

                           6.1.25 Environmental Matters.

                           Except as disclosed on Schedule 6.1.25:

                                    (i) None of the Loan Parties or any
Subsidiaries of any Loan Party has received any Environmental Complaint from any Official Body or private Person alleging that such Loan Party or Subsidiary or any prior or subsequent owner of any of the Property is a potentially responsible party under the Comprehensive Environmental Response, Cleanup and Liability Act, 42 U.S.C. Section 9601, et seq., and none of the Loan Parties has any reason to believe that such an Environmental Complaint might be received. There are no pending or, to any Loan Party's knowledge, threatened Environmental Complaints relating to any Loan Party or Subsidiary of any Loan Party or, to any Loan Party's knowledge, any prior or subsequent owner of any of the Property pertaining to, or arising out of, any Environmental Conditions, which, individually or in the aggregate, if adversely determined could reasonably be expected to constitute a Material Adverse Change.

                                    (ii) Except for conditions, violations or
failures, which individually and in the aggregate are not reasonably likely to result in a Material Adverse Change, (x) there are no circumstances at, on or under any of the Property that constitute a breach of or non-compliance with any of the Environmental Laws, and (y) there are, to the best knowledge of each Loan Party, no past or present Environmental Conditions at, on or under any of the Property or, to any Loan Party's knowledge, at, on or under adjacent property, that prevent compliance with the Environmental Laws at any of the Property.

                                    (iii) Neither any of the Property nor any
structures, improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Regulated Substances except in compliance with Environmental Laws (other than any noncompliance which individually and in the aggregate is not reasonably likely to result in a Material Adverse Change) . There are no processes, facilities, operations, equipment or other activities at, on or under any of the Property, or, to any Loan Party's knowledge, at, on or under adjacent property, that currently result in the release or threatened release of Regulated Substances onto any of the Property, except to the extent that such releases or threatened releases are not a breach of or otherwise not a violation of the Environmental Laws, or are not likely to result in a Material Adverse Change.

                                    (iv) There are no aboveground storage tanks,
underground storage tanks or underground piping associated with such tanks, used for the management of Regulated Substances at, on or under any of the Property that (a) do not have, to the extent required by Environmental Laws, a full operational secondary containment system in place, and (b) are not otherwise in compliance with all Environmental Laws (other than any noncompliance which individually or in the aggregate is not reasonably likely to result in a Material Adverse Change). There are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Regulated Substances at, on or under any of the Property that have not either been closed in place in accordance with Environmental Laws or removed in compliance with all applicable Environmental Laws and no contamination associated with the use of such tanks exists on any of the Property that is not in compliance with Environmental Laws (other than any noncompliance which individually or in the aggregate is not reasonably likely to result in a Material Adverse Change).

                                    (v) Each Loan Party and each Subsidiary of
any Loan Party has all material permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of the business of such Loan Party or Subsidiary as presently conducted (except where the failure to hold any such permit, license, authorization, or approval is not reasonably likely to result in a Material Adverse Change). Each Loan Party and each Subsidiary of any Loan Party has submitted all material notices, reports and other filings required by the Environmental Laws to be submitted to an Official Body which pertain to past and current operations on any of the Property (except where the failure to make any such submission is not reasonably likely to result in a Material Adverse Change).

                                    (vi) Except for violations which
individually or in the aggregate are not reasonably likely to result in a Material Adverse Change, (a) all past and present on-site generation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances at, on, or under any of the Property, and (b) all off-site transportation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Regulated Substances have been done in accordance with the Environmental Laws.

                           6.1.26 Senior Debt Status.

                           The Obligations of each Loan Party under this
Agreement, the Notes, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

                           6.1.27 Nature of Business.

                           Each Loan Party and each Subsidiary of each Loan
Party is engaged in the business as described in the S-1 (including, without limitation, being a full service provider of the services which it provides as a professional employer organization).

                  6.2 Updates to Schedules.

                           Should any of the information or disclosures provided
on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.


           7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

         The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

                  7.1 First Loans and Letters of Credit.

                  On the Closing Date:

                           7.1.1 Officer's Certificate.

                           The representations and warranties of each of the
Loan Parties contained in Section 6 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by the Chief Executive Officer, President, any Vice President or Chief Financial Officer of each of the Loan Parties, to each such effect.

                           7.1.2 Secretary's Certificate.

                           There shall be delivered to the Agent for the benefit
of each Bank a certificate dated the Closing Date and signed by any Vice President, the Secretary or an Assistant Secretary of each of the Loan Parties and of the Parent, certifying as appropriate as to:

                                    (i) all action taken by each Loan Party in
connection with this Agreement and the other Loan Documents;

                                    (ii) the names of the officer or officers
authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                                    (iii) copies of its organizational
documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement as in effect on the Closing Date (in the case of the Borrower, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the jurisdiction of its organization and the jurisdictions of its chief executive office and principal place of business and a bring-down certificate by facsimile dated the Closing Date).

                           7.1.3 Delivery of Loan Documents.

                           The Collateral Assignment, Guaranty Agreement, Notes,
Patent, Trademark and Copyright Assignment, Pledge Agreements, Intercompany Subordination Agreement and Security Agreements shall have been duly executed and delivered to the Agent for the benefit of the Banks, together with all appropriate financing statements and appropriate stock powers and certificates evidencing the Pledged Collateral.

                           7.1.4 Opinions of Counsel.

                           There shall be delivered to the Agent for the benefit
of each Bank a written opinion of Peter D. Bewley, counsel for the Parent and the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Agent), dated the Closing Date and in form and substance satisfactory to the Agent and its counsel:

                                    (i) as to the matters set forth in Exhibit
7.1.4; and

                                    (ii) as to such other matters incident to
the transactions contemplated herein as the Agent may reasonably request.

                           There shall also be delivered to the Agent a copy of
all opinions delivered on behalf of the Borrower or any other Loan Party in connection with the consummation of the Spin-Off.

                           7.1.5 Legal Details.

                           All legal details and proceedings in connection with
the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

                           7.1.6 Payment of Fees.

                           The Borrower shall have paid or caused to be paid to
the Agent for itself and for the account of the Banks to the extent not previously paid the Facility Fees, all other fees accrued through the Closing Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed.

                           7.1.7 Consents.

                           All material consents required to effectuate the
transactions contemplated hereby as set forth on Schedule 6.1.13 shall have been obtained. In addition, the Parent shall have consented to the collateral assignment by the Borrower of the Borrower's rights and interests under all Material Contracts between the Borrower and the Parent.

                           7.1.8 Officer's Certificate Regarding MACs.

                           Since June 30, 1997, no Material Adverse Change shall
have occurred; prior to the Closing Date, there shall have been no material change in the management of any Loan Party or Subsidiary of any Loan Party; and there shall have been delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each Loan Party to each such effect.

                           7.1.9 No Violation of Laws.

                           The making of the Loans and the issuance of the
Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

                           7.1.10 No Actions or Proceedings.

                           No action, proceeding, investigation, regulation or
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

                           7.1.11 Insurance Policies; Certificates of Insurance;
Endorsements.

                           The Loan Parties shall have delivered evidence
acceptable to the Agent that adequate insurance in compliance with Section 8.1.3 [Maintenance of Insurance], with coverage to the satisfaction of the Agent, is in full force and effect and that all premiums then due thereon have been paid. Such insurance policies shall include additional insured and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Agent and its counsel naming the Agent as additional insured and lender loss payee.

                           7.1.12 Filing Receipts.

                           The Agent shall have received (1) copies of all
filing receipts and acknowledgments issued by any governmental authority to evidence any recordation or filing necessary to perfect the Lien of the Banks on the Collateral or other satisfactory evidence of such recordation and filing and
(2) evidence in a form acceptable to the Agent that such Lien constitutes a Prior Security Interest in favor of the Banks.

                           7.1.13 Consummation of Spin-Off.

                           The Spin-Off shall have been consummated on or before
the Closing Date and the Borrower shall provide evidence thereof to the Agent in form and substance satisfactory to the Agent. A true and complete copy of all documents in connection with the Spin-Off shall have been delivered to the Agent for the benefit of the Banks, and such documents shall be in form and substance reasonably satisfactory to the Agent. Any Vice President or the Secretary of the Borrower shall certify to the Agent for the benefit of the Banks that the Spin-Off has been consummated and shall further certify (i) the ownership of at least 65% percent by the Parent, of the issued and outstanding capital stock of the Borrower, as of the Closing Date, (ii) the amount of the aggregate proceeds of the Spin-Off to the Borrower (net of all reasonable and customary transaction fees and costs and all federal, state and local taxes), which amount shall be at least $40 million, and (iii) that all outstanding Indebtedness, together with accrued interest thereon, of the Borrower to the Parent, has been repaid.

                           7.1.14 Ratio of Consolidated Funded Debt to
Consolidated Cash Flow from Operations.

                           The Chief Financial Officer of the Borrower shall
certify to the Agent for the benefit of the Banks, and shall provide sufficient detail to support such certification, all in form and substance satisfactory to the Agent, that after giving effect to the Loans made and Letters of Credit issued on the Closing Date, the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations does not exceed 3.0 to 1.0.


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
         7.2 Each Additional Loan or Letter of Credit.

         At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 6 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.


                                  8. COVENANTS

         8.1 Affirmative Covenants.

         The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

                  8.1.1 Preservation of Existence, Etc.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.] and except where the failure to be so licensed or qualified would not constitute a Material Adverse Change.

                  8.1.2 Payment of Liabilities, Including Taxes, Etc.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party or which would affect the Collateral (other than any nonmaterial liability for taxes, assessments or governmental charges with respect to owned or leased real property, plant or equipment of the Borrower (as such terms are defined under GAAP)), provided that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

                  8.1.3 Maintenance of Insurance.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Agent. At the request of the Agent, the Loan Parties shall deliver to the Agent and each of the Banks (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time, upon the request of the Agent, a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance acceptable to the Agent, which, where customary or where reasonably requested by the Agent, shall specify the Agent as an additional insured and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the insured. The applicable Loan Parties shall notify the Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. Any monies received by the Agent constituting insurance proceeds or condemnation proceeds may, at the option of the Agent, (i) be applied by the Agent to the payment of the Loans in such manner as the Agent may reasonably determine, or (ii) be disbursed to the applicable Loan Parties on such terms as are deemed appropriate by the Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received.

                  8.1.4 Maintenance of Properties and Leases.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

                  8.1.5 Maintenance of Patents, Trademarks, Etc.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                  8.1.6 Visitation Rights.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Borrower and the Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

                  8.1.7 Keeping of Records and Books of Account.

                  The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

                  8.1.8 Plans and Benefit Arrangements.

                  The Borrower shall, and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

                  8.1.9 Compliance with Laws.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

                  8.1.10 Use of Proceeds.

                  The Loan Parties will use the Letters of Credit and the proceeds of the Loans only for (i) general corporate purposes and for working capital, (ii) to finance Permitted Acquisitions, or (iii) to make capital expenditures permitted by and in accordance with this Agreement. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

                  8.1.11 Further Assurances.

                  Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

                  8.1.12 Subordination of Intercompany Loans.

                  Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

         8.2 Negative Covenants.

         The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

                  8.2.1 Indebtedness.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                           (i) Indebtedness under the Loan Documents;

                           (ii) Existing Indebtedness as set forth on Schedule
8.2.1 (including any extensions or renewals thereof, provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 8.2.1);

                           (iii) Capitalized and operating leases as and to the
extent permitted under Section 8.2.15 [Capital Expenditures and Leases];

                           (iv) Indebtedness at any time outstanding secured by
Purchase Money Security Interests not exceeding 5% of Consolidated Net Worth;

                           (v) Indebtedness of a Loan Party to another Loan
Party which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans];

                           (vi) Permitted Additional Institutional Indebtedness;
and

                           (vii) Permitted Additional Subordinated Indebtedness.

                  8.2.2 Liens.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time (i) create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens, or (ii) directly or indirectly enter into any agreement, understanding or other arrangement which purports to restrict in any manner the ability of any Loan Party to grant security interests or Liens to the Agent for the benefit of the Agent and the Banks with respect to any asset or assets of any Loan Party that have not theretofore been encumbered or made subject to the grant of or security interest in favor of or for the benefit of the Agent and the Banks.

                  8.2.3 Guaranties.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder for the benefit of the Banks, (ii) customary agreements, in the ordinary course of business of the Loan Parties consistent with the past practices of the Loan Parties, to indemnify customers of a Loan Party, (iii) surety bonds obtained in the ordinary course of business of the Loan Parties consistent with past practice, and (iv) Guaranties by a Loan Party of Indebtedness of a Loan Party permitted by Section 8.2.1 (v), so long as such Guaranty is subordinated to all Indebtedness and other Obligations of the Loan Parties to the Agent and the Banks.

                  8.2.4 Loans and Investments.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                           (i) trade credit extended on usual and customary
terms in the ordinary course of business;

                           (ii) advances to employees to meet expenses incurred
by such employees in the ordinary course of business and advances to employees, in the ordinary course of business of the Loan Parties consistent with past practice, with respect to relocation expenses;

                           (iii) Permitted Investments; and

                           (iv) loans, advances and investments in other Loan
Parties.

                  8.2.5 Dividends and Related Distributions.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except dividends or other distributions payable to another Loan Party.

                  8.2.6 Liquidations, Mergers, Consolidations, Acquisitions.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that

                  (1) any Loan Party other than the Borrower may consolidate or merge into another Loan Party which is wholly-owned by one or more of the other Loan Parties, and

                  (2) any Loan Party may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each an "Permitted Acquisition"), provided that each of the following requirements is met:

                           (i) if the Loan Parties are acquiring the ownership
interests in such Person, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                           (ii) the Loan Parties, such Person and its owners, as
applicable, shall grant Liens in the assets of or acquired from and stock or other ownership interests in such Person and otherwise comply with Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                           (iii) the board of directors or other equivalent
governing body of such Person shall have approved such Permitted Acquisition and the Loan Parties also shall have delivered to the Banks written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition;

                           (iv) the business acquired, or the business conducted
by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties and shall comply with Section 8.2.10 [Continuation of or Change in Business];

                           (v) no Potential Default or Event of Default shall
exist immediately prior to and after giving effect to such Permitted
Acquisition;

                           (vi) the Borrower shall demonstrate that it shall be
in compliance with the covenants contained in Sections 8.2.16 through 8.2.20, inclusive, after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition but excluding income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) by delivering to the Agent prior to such Permitted Acquisition a certificate in the form of Exhibit 8.2.6 evidencing such compliance;

                           (vii) the Consideration paid by a Loan Party for such
Permitted Acquisition shall not exceed $10,000,000 and the aggregate of the Consideration paid by the Loan Parties for such Permitted Acquisition and all other Permitted Acquisitions made during the then current fiscal year of the Loan Parties shall not exceed $25,000,000; and

                           (viii) the Loan Parties shall deliver to the Agent,
upon the request of the Agent, copies of any agreements entered into or proposed to be entered into by such Loan Parties in connection with such Permitted Acquisition and shall deliver to the Agent such other information about such Person or its assets as any Loan Party may reasonably require.

                  8.2.7 Dispositions of Assets or Subsidiaries.

                  Each of the Loan Parties shall not make, and shall not permit any of its Subsidiaries to make, any Transfer of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, of a Subsidiary of such Loan Party), except:

                           (i) transactions involving the sale of inventory in
the ordinary course of business;

                           (ii) any Transfer of assets in the ordinary course of
business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                           (iii) any Transfer of assets by any wholly owned
Subsidiary of such Loan Party to another Loan Party;

                           (iv) for the period from the Closing Date through and
including the Expiration Date, the Transfer of real property, plant or equipment (as such terms are defined under GAAP) with an aggregate net book value in accordance with GAAP not to exceed $2.5 million, each Transfer to be in the ordinary course of business, and which assets are replaced by substitute assets acquired or leased within the parameters of Section 8.2.15 [Capital Expenditures], provided such substitute assets are subject to the Banks' Prior Security Interest; or

                           (v) any Transfer, other than as set forth in clauses
(i) through (iv) above, which is approved by the Required Banks, so long as the after-tax proceeds of such Transfer are used to prepay the Loans and reduce the Commitments as provided in Section 5.5.1.

Notwithstanding the foregoing, clauses (i) through (v), inclusive, no Loan Party shall, nor shall it permit any of its Subsidiaries to, Transfer any of its properties or assets (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles or of capital stock of a Subsidiary of such Loan Party), if after giving effect to any Transfer, the net book value under GAAP of the assets which the Loan Parties propose to Transfer together with the net book value under GAAP of all assets which the Loan Parties previously made a Transfer of (during the period of the Closing Date through the date of determination) exceeds five percent (5%) of the Consolidated Net Worth of the Loan Parties as of the date of any proposed Transfer, with Consolidated Net Worth based upon the most recent financial statements required to be delivered by the Borrower pursuant to Section 8.3.

                  8.2.8 Affiliate Transactions.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions which are fully disclosed to the Agent and is in accordance with all applicable Law.

                  8.2.9 Subsidiaries, Partnerships and Joint Ventures.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; and (ii) any Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors], provided that the Required Banks shall have consented to such formation and joinder and that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Banks in the assets held by, and stock of or other ownership interests in, such Subsidiary. Each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture.

                  8.2.10 Continuation of or Change in Business.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the business of the Loan Parties, as conducted and operated by such Loan Party or Subsidiary on the Closing Date.

                  8.2.11 Plans and Benefit Arrangements.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

                           (i) fail to satisfy the minimum funding requirements
of ERISA and the Internal Revenue Code with respect to any Plan;

                           (ii) request a minimum funding waiver from the
Internal Revenue Service with respect to any Plan;

                           (iii) engage in a Prohibited Transaction with any
Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

                           (iv) permit the aggregate actuarial present value of
all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

                           (v) fail to make when due any contribution to any
Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

                           (vi) withdraw (completely or partially) from any
Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of the Borrower or any member of the ERISA Group;

                           (vii) terminate, or institute proceedings to
terminate, any Plan, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

                           (viii) make any amendment to any Plan with respect to
which security is required under Section 307 of ERISA; or

                           (ix) fail to give any and all notices and make all
disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

                  8.2.12 Fiscal Year.

                  The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning July 1 and ending June 30.

                  8.2.13 Issuance of Stock.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof; provided, however, that the Borrower may issue additional shares of its capital stock or options in respect thereof so long as after giving effect thereto no Event of Default or Potential Default shall occur or be continuing or shall exist.

                  8.2.14 Changes in Organizational Documents and Material Contracts.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least three (3)calendar days' prior written notice to the Agent and the Banks and, in the event such change would be adverse to the Banks as determined by the Agent in its sole discretion, obtaining the prior written consent of the Required Banks. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend any of the following provisions of any Material Contract between the Borrower and the Parent without the prior written consent of the Required Banks and shall not amend any of the following provisions of any other Material Contract without providing notice thereof to the Agent:
(i) any provision with respect to payments to or other consideration to any Loan Party, (ii) any provision as to the duration or term, (iii) any provision as to the scope, type, nature or extent of services to be provided by any Loan Party, or (iv) any other provision the amendment of which would be adverse to the Banks as determined in the Agent's sole discretion. The Borrower may comply with the notice requirement of the preceding sentence by delivery to the Agent of a certified copy of the Form 10-K, 10-Q or 8-K filed with the SEC applicable to the amendment of such Material Contract.

                  8.2.15 Capital Expenditures.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make any payments exceeding the amount set forth below in the aggregate in the fiscal year specified below on account of the purchase of any assets which would constitute fixed assets, and all such capital expenditures shall be made under usual and customary terms and in the ordinary course of business:

                                                            Maximum Permitted
                          Fiscal Year Ending              Capital Expenditures
                          ------------------              --------------------
                                6/30/98                         $2,250,000
                                6/30/99                         $3,750,000
                               6/30/2000                        $5,500,000

The amount of permitted capital expenditures, as specified above, not made by the Loan Parties in the fiscal year specified above, may be made by the Loan Parties in a subsequent fiscal year, provided that the aggregate capital expenditures made by the Loan Parties on account of the purchase of fixed assets during the period commencing on the Closing Date through and including the Expiration Date shall not in the aggregate exceed $11,500,000.

                  8.2.16 Minimum Fixed Charge Coverage Ratio.

                  The Loan Parties shall not permit the Fixed Charge Coverage Ratio, to be less than 1.50 to 1.0. The Fixed Charge Coverage Ratio shall be determined as of the end of each fiscal quarter, and for the purposes of determining such ratio, Adjusted Consolidated Cash Flow and Fixed Charges shall be determined and calculated as follows: (i) for the fiscal quarter ended December 31, 1997, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for such quarter multiplied by four (4) and Fixed Charges shall be Fixed Charges for such quarter multiplied by four (4); (ii) for the fiscal quarter ended March 31, 1998, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the two fiscal quarters then ended multiplied by two (2) and Fixed Charges shall be Fixed Charges for the two fiscal quarters then ended multiplied by two (2); (iii) for the fiscal quarter ended June 30, 1998, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the three fiscal quarters then ended multiplied by four-thirds (4/3) and Fixed Charges shall be Fixed Charges for the three fiscal quarters then ended multiplied by four-thirds (4/3) and (iv) for the fiscal quarter ended September 30, 1998, and each fiscal quarter thereafter, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the four fiscal quarters then ended and Fixed Charges shall be Fixed Charges for the four fiscal quarters then ended.

                  8.2.17 Maximum Leverage Ratio.

                  The Loan Parties shall not at any time permit the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations, with Consolidated Funded Debt calculated as of the end of each fiscal quarter and with Consolidated Cash Flow from Operations calculated as of the end of each fiscal quarter as set forth in the definition of such term in Section 1.1 hereof to exceed 3.0 to 1.0.

                  8.2.18 Minimum Interest Coverage Ratio.

                  The Loan Parties shall not permit the Interest Coverage Ratio, to be less than 3.5 to 1.0. The Interest Coverage Ratio shall be determined as of the end of each fiscal quarter, and for the purposes of determining such ratio, Consolidated EBIT and Consolidated Interest Expense shall be determined and calculated as follows: (i) for the fiscal quarter ended December 31, 1997, Consolidated EBIT shall be Consolidated EBIT for such quarter multiplied by four
(4) and Consolidated Interest Expense shall be Consolidated Interest Expense for such quarter multiplied by four (4); (ii) for the fiscal quarter ended March 31, 1998, Consolidated EBIT shall be Consolidated EBIT for the two fiscal quarters then ended multiplied by two (2) and Consolidated Interest Expense shall be Consolidated Interest Expense for the two fiscal quarters then ended multiplied by two (2); (iii) for the fiscal quarter ended June 30, 1998, Consolidated EBIT shall be Consolidated EBIT for the three fiscal quarters then ended multiplied by four-thirds (4/3) and Consolidated Interest Expense shall be Consolidated Interest Expense for the three fiscal quarters then ended multiplied by four-thirds (4/3); and (iv) for the fiscal quarter ended September 30,1998, and each fiscal quarter thereafter, Consolidated EBIT shall be Consolidated EBIT for the four fiscal quarters then ended and Consolidated Interest Expense shall be Consolidated Interest Expense for the four fiscal quarters then ended.

                  8.2.19 Minimum Net Worth.

                  The Borrower shall not at any time permit Consolidated Net Worth to be less than the Base Net Worth.

                  8.2.20 Minimum Capitalization.

                  The Loan Parties shall not at any time permit Consolidated Funded Debt to exceed fifty percent (50%) of Consolidated Capitalization.

                  8.2.21 Interest Rate Protection Agreements.

                  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into any interest rate protection agreement or similar agreement, unless the terms of such agreement and the documentation with respect thereto are in form and substance reasonably satisfactory to the Agent, including without limitation, that (x) the documentation therefor shall be in a standard International Swap Dealer Association Agreement, (y) the documentation therefor shall provide for the method of calculating the reimburseable amount of the provider's credit exposure in a manner which is reasonable and customary, and
(z) the documentation therefore shall require that any collateral as security therefor shall be satisfactory to the Agent and shall be either subordinate to or pari-passu with the liens on the assets of the Loan Parties in favor of the Agent for the benefit of the Banks.

                  8.3 Reporting Requirements.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the
Banks:

                           8.3.1 Quarterly Financial Statements.

                           As soon as available and in any event within
forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year (commencing with the fiscal quarter ended September 30, 1997), financial statements of the Borrower, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The Borrower may comply with this Section 8.3.1 by delivering to the Banks certified copies of its Form 10-Q filed with the SEC provided that the financial statements contained therein comply with the foregoing requirements.

                           8.3.2 Annual Financial Statements.

                           As soon as available and in any event within ninety
(90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. The Loan Parties shall deliver with such financial statements and certification by their accountants a letter of such accountants to the Agent and the Banks substantially (i) to the effect that, based upon their ordinary and customary examination of the affairs of the Borrower, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrower's calculations with respect to the certificate to be delivered pursuant to Section 8.3.3 [Certificate of the Borrower] with respect to such financial statements and (ii) to the effect that the Banks are intended to rely upon such accountant's certification of the annual financial statements and that such accountants authorize the Loan Parties to deliver such reports and certificate to the Banks on such accountants' behalf. The Borrower may comply with this Section 8.3.2 by delivering to the Banks certified copies of its Form 10-K filed with the SEC provided that the financial statements contained therein comply with the foregoing requirements.

                           8.3.3 Certificate of the Borrower.

                           Concurrently with the financial statements of the
Borrower furnished to the Agent and to the Banks pursuant to Sections 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements], a certificate of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower, in the form of Exhibit 8.3.3, to the effect that, except as described pursuant to Section 8.3.4 [Notice of Default],
(i) the representations and warranties of the Borrower contained in Section 6 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 8.2 [Negative Covenants].

                           8.3.4 Notice of Default.

                           Promptly after any officer of any Loan Party has
learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

                           8.3.5 Notice of Litigation.

                           Promptly after the commencement thereof, notice of
all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral (other than real property, plant or equipment of the Loan Parties, as such terms are defined under GAAP), involve a claim or series of claims in excess of $1,000,000 or which if adversely determined would constitute a Material Adverse Change.

                           8.3.6 Certain Events.

                           Written notice to the Agent:

                                    (i) at least three (3) calendar days prior
thereto, with respect to any proposed sale or transfer of assets pursuant to
Section 8.2.7(iv);

                                    (ii) within the time limits set forth in
Section 8.2.14 [Changes in Organizational Documents], any amendment to the organizational documents of any Loan Party;

                                    (iii) at least thirty (30) calendar days
prior thereto, with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement; and

                                    (iv) upon the occurrence of any default
under any Material Contract between the Borrower and the Parent.

                           8.3.7 Budgets, Forecasts, Other Reports and
Information.

                           Promptly upon their becoming available to the
Borrower:

                                    (i) the annual budget and any forecasts or
projections of the Borrower, to be supplied not later than forty-five (45) days prior to commencement of the fiscal year to which any of the foregoing may be applicable,

                                    (ii) any reports including management
letters submitted to the Borrower by independent accountants in connection with any annual, interim or special audit,

                                    (iii) any reports, notices or proxy
statements generally distributed by the Borrower to its stockholders on a date no later than the date supplied to such stockholders,

                                    (iv) regular or periodic reports, including
Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the Securities and Exchange Commission,

                                    (v) a copy of any order in any proceeding to
which the Borrower or any of its Subsidiaries is a party issued by any Official Body, and

                                    (vi) such other reports and information as
any of the Banks may from time to time reasonably request. The Borrower shall also notify the Banks promptly of the enactment, adoption or interpretation of any Law which may result in a Material Adverse Change.

                           8.3.8 Notices Regarding Plans and Benefit
Arrangements.

                                    8.3.8.1 Certain Events.

                                    Promptly upon becoming aware of the
occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                                    (i) any Reportable Event with respect to the
Borrower or any other member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

                                    (ii) any Prohibited Transaction which could
subject the Borrower or any other member of the ERISA Group to a civil penalty in a material amount assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

                                    (iii) any assertion of material withdrawal
liability with respect to any Multiemployer Plan,

                                    (iv) any partial or complete withdrawal from
a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                                    (v) any cessation of operations (by the
Borrower or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

                                    (vi) withdrawal by the Borrower or any other
member of the ERISA Group from a Multiple Employer Plan,

                                    (vii) a failure by the Borrower or any other
member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                                    (viii) the adoption of an amendment to a
Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                                    (ix) any change in the actuarial assumptions
or funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

                                    8.3.8.2 Notices of Involuntary Termination
and Annual Reports.

                                    Promptly after receipt thereof, copies of
(a) all notices received by the Borrower or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                                    8.3.8.3 Notice of Voluntary Termination.

                                    Promptly upon the filing thereof, copies of
any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.


                                   9. DEFAULT

         9.1 Events of Default.

         An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                  9.1.1 Payments Under Loan Documents.

                  The Borrower shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing or shall fail to pay any interest on any Loan , Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents after such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

                  9.1.2 Breach of Warranty.

                  Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                  9.1.3 Breach of Negative Covenants or Visitation Rights.

                  Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1.6 [Visitation Rights] or
Section 8.2 [Negative Covenants];

                  9.1.4 Breach of Other Covenants.

                  Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of ten
(10) Business Days after any officer of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Agent in its sole discretion);

                  9.1.5 Defaults in Other Agreements or Indebtedness.

                  A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $250,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                  9.1.6 Final Judgments or Orders.

                  Any final judgments or orders for the payment of money in excess of $250,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

                  9.1.7 Loan Document Unenforceable.

                  Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                  9.1.8 Uninsured Losses; Proceedings Against Assets.

                  There shall occur any material uninsured damage to or loss, theft or destruction of any of the Collateral in excess of $250,000 or the Collateral or any other of the

Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

                  9.1.9 Notice of Lien or Assessment.

                  A notice of Lien or assessment in excess of $250,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

                  9.1.10 Insolvency.

                  Any Loan Party or any Subsidiary of a Loan Party ceases to be solvent or admits in writing its inability to pay its debts as they mature;

                  9.1.11 Events Relating to Plans and Benefit Arrangements.

                  Any of the following occurs: (i) any Reportable Event, which the Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan which is a defined benefit plan, or a termination notice shall have been filed with respect to any Plan which is a defined benefit Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i),
(ii), (iii) or (iv) above, the Agent determines in good faith that the amount of the Borrower's liability is likely to exceed 10% of its Consolidated Tangible Net Worth; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi),
(vii), (viii) or (ix), the Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

                  9.1.12 Cessation of Business.

                  Any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 8.2.6 [Liquidations, Mergers, Etc.] or 8.2.7, or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

                  9.1.13 Change of Control.

                           (i) Any person or group of persons (within the
meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended), other than the Parent, shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 50% or more of the voting capital stock of the Borrower; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

                  9.1.14 Change in Business.

                  Any Loan Party for whatsoever reason (including without limitation any act or reasonably anticipated act of any Official Body or any change in Law or reasonably anticipated change in Law) shall cease or could reasonably be expected to cease to conduct its business as conducted on the Closing Date (including, without limitation, being a full service provider of the services which it provides as a professional employer organization), as such services and business are described in the Borrower's S-1;

                  9.1.15 Involuntary Proceedings.

                  A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                  9.1.16 Voluntary Proceedings.

                  Any Loan Party or Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

         9.2 Consequences of Event of Default.

                  9.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

                  If an Event of Default specified under Sections 9.1.1 through
9.1.14 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrower; and

                  9.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.

                  If an Event of Default specified under Section [9.1.15 [Involuntary Proceedings] or 9.1.16 [Voluntary Proceedings]] shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                  9.2.3 Set-off.

                  If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent; and

                  9.2.4 Suits, Actions, Proceedings.

                  If an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 9.2, the Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

                  9.2.5 Application of Proceeds.

                  From and after the date on which the Agent has taken any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Agent, shall be applied as follows:

                           (i) first, to reimburse the Agent and the Banks for
out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                           (ii) second, to the repayment of all Indebtedness
then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

                           (iii) the balance, if any, as required by Law.

                  9.2.6 Other Rights and Remedies.

                  In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

         9.3 Notice of Sale.

         Any notice required to be given by the Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.


                                  10. THE AGENT

         10.1 Appointment.

         Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

         10.2 Delegation of Duties.

         The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 10.5 [Reimbursement of Agent by Borrower, Etc.] and 10.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

         10.3 Nature of Duties; Independent Credit Investigation.

         The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

         10.4 Actions in Discretion of Agent; Instructions From the Banks.

         The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
10.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 10.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

         10.5 Reimbursement and Indemnification of Agent by the Borrower.

         The Borrower unconditionally agrees to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), appraisers and environmental consultants, incurred by the Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof,

(iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and
(iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties' books, records and business properties.

         10.6 Exculpatory Provisions; Limitation of Liability.

         Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Agent or any of their respective Subsidiaries against the Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties, (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with an credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

         10.7 Reimbursement and Indemnification of Agent by Banks.

         Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records and business properties.

         10.8 Reliance by Agent.

         The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         10.9 Notice of Default.

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

         10.10 Notices.

         The Agent shall promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

         10.11 Banks in Their Individual Capacities.

         With respect to its Commitment and the Revolving Credit Loans, made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties (including information that may be subject to confidentiality obligations in favor of the Loan Parties) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

         10.12 Holders of Notes.

         The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         10.13 Equalization of Banks.

         The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 4.4.3 [Agent's and Bank's Rights], 5.4.3 [Replacement of a Bank] or 5.6 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

         10.14 Successor Agent.

         The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent is a Bank, the Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 5.4.3 [Replacement of a Bank], in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 10 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

         10.15 Agent's Fee.

         The Borrower shall pay to the Agent a nonrefundable fee (the "Agent's Fee") under the terms of a letter (the "Agent's Letter") between the Borrower and Agent, as amended from time to time.

         10.16 Availability of Funds.

         The Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 10.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three
(3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

         10.17 Calculations.

         In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

         10.18 Beneficiaries.

         Except as expressly provided herein, the provisions of this Section 10 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.


                                11. MISCELLANEOUS

         11.1 Modifications, Amendments or Waivers.

         With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

                  11.1.1 Increase of Commitment; Extension or Expiration Date.

                  Increase the amount of the Commitment of any Bank hereunder or extend the Expiration Date;

                  11.1.2 Extension of Payment; Reduction of Principal Interest or Fees; Modification of Terms of Payment.

                  Whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan or any mandatory Commitment reduction in connection with such a mandatory prepayment hereunder except for mandatory reductions of the Commitments on the Expiration Date), the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Bank;

                  11.1.3 Release of Collateral or Guarantor.

                  Release any Collateral or any Guarantor from its Obligations under the Guaranty Agreement or any other security for any of the Loan Parties' Obligations; provided, however, that the Agent, without the consent of any Bank, may upon the request of the Borrower, release the Prior Security Interest on the capital stock of the Borrower owned by the Parent in connection with the sale by the Parent of such stock to a person other than an Affiliate of Parent or Borrower, so long as after giving effect to such sale no Event of Default or Potential Default exists or is continuing; and provided further that the Agent, without the consent of any Bank, may upon the request of the Borrower, release the Prior Security Interest in the assets of a Loan Party in connection with a Transfer permitted by Section 8.2.7(iv) so long as after giving effect thereto, no Event of Default or Potential Default exists or is continuing; or

                  11.1.4 Miscellaneous.

                  Amend Section 5.2 [Pro Rata Treatment of Banks], 10.6 [Exculpatory Provisions, Etc.] or 10.13 [Equalization of Banks] or this Section 11.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder;

provided, further, that no agreement, waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

                  11.2 No Implied Waivers; Cumulative Remedies; Writing
Required.

                  No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  11.3 Reimbursement and Indemnification of Banks by the Borrower; Taxes.

                  The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's Obligations are set forth in Section 10.5 [Reimbursement of Agent By Borrower, Etc.]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

                  11.4 Holidays.

                  Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 4.2 [Interest Periods] with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

                  11.5 Funding by Branch, Subsidiary or Affiliate.

                           11.5.1 Notional Funding.

                           Each Bank shall have the right from time to time,
without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 11.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 5.6 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

                           11.5.2 Actual Funding.

                           Each Bank shall have the right from time to time to
make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this
Section 11.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 5.6 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

                  11.6 Notices.

                  All notices, requests, demands, directions and other communications (as used in this Section 11.6, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Agent shall not be effective until received. Any Bank giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of the receipt by it of any such notice.

                  11.7 Severability.

                  The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  11.8 Governing Law.

                  Each Letter of Credit and Section 2.9 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                  11.9 Prior Understanding.

                  This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

                  11.10 Duration; Survival.

                  All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 8.1 [Affirmative Covenants], 8.2 [Negative Covenants] and 8.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5 [Payments] and Sections 10.5 [Reimbursement of Agent by Borrower, Etc.], 10.7 [Reimbursement of Agent by Banks, Etc.] and 11.3 [Reimbursement of Banks by Borrower; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

                  11.11 Successors and Assigns.

                           (i) This Agreement shall be binding upon and shall
inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld, provided that (1) no consent of the Borrower shall be required (A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank, and (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $5,000,000 or the amount of the assigning Bank's Commitment. Notwithstanding the preceding sentence, for periods on and after the Closing Date, at all times, each Bank shall retain a minimum Commitment of at least $5,000,000. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Commitment assumed by it and a new Note to the assigning Bank in an amount equal to the Commitment retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 9.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 11.1.1 [Increase of Commitment, Etc.], 11.1.2 [Extension of Payment, Etc.], or 11.1.3 [Release of Collateral or Guarantor], all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

                           (ii) Any assignee or participant which is not
incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Agent the form of certificate described in
Section 11.17 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 11.12 [Confidentiality].

                           (iii) Notwithstanding any other provision in this
Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

         11.12 Confidentiality.

                  11.12.1 General.

                  The Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality,
(ii) to assignees and participants as contemplated by

Section 11.11, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement,
(iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrower shall have consented to such disclosure.

                           11.12.2 Sharing Information With Affiliates of the
Banks.

                           Each Loan Party acknowledges that from time to time
financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 11.12.1 as if it were a Bank hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

                  11.13 Counterparts.

                  This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

                  11.14 Agent's or Bank's Consent.

                  Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

                  11.15 Exceptions.

                  The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

                  11.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

                  EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF

ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 11.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

                  11.17 Tax Withholding Clause.

                  Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to the Borrower and the Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

                  11.18 Joinder of Guarantors.

                  Each subsidiary of the Borrower (whether existing as of the Closing Date or thereafter formed or acquired) shall join this Agreement as a Guarantor and shall execute and deliver to the Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) documents in the forms described in Section 7.1 [First Loans] modified as appropriate to relate to such Subsidiary; (iii) documents necessary to grant and perfect Prior Security Interests to the Agent for the benefit of the Banks in all Collateral held by such Subsidiary; and (iv) a Prior Security Interest in all outstanding equity interests of such Subsidiary. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Agent within five (5) Business Days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

                  [SIGNATURE PAGE 1 OF 10 TO CREDIT AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:                             NOVACARE EMPLOYEE SERVICES, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES
                                    RESOURCE ONE, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES OF ORLANDO, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             PROFESSIONAL INSURANCE PLANNERS OF
                                    FLORIDA, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]

                  [SIGNATURE PAGE 2 OF 10 TO CREDIT AGREEMENT]


ATTEST:                             NOVACARE ADMINISTRATIVE EMPLOYEE
                                    SERVICES OF NEW YORK, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES NORTHEAST, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES OF BOSTON, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES OF NEW YORK, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             STAFFING TECHNOLOGIES, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]

                  [SIGNATURE PAGE 3 OF 10 TO CREDIT AGREEMENT]


ATTEST:                             NOVACARE EMPLOYEE SERVICES OF AMERICA, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             EMPLOYEE BENEFITS MANAGEMENT, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             EMPLOYEE SERVICES INC. OF NORTH CAROLINA



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             EMPLOYERS' RISK MANAGEMENT, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE ADMINISTRATIVE EMPLOYEE
                                    SERVICES, INC.



                                    By: /s/
                                       ---------------------------------
/s/                                 Title: Vice President
---------------------------               ------------------------------
[Seal]

                  [SIGNATURE PAGE 4 OF 10 TO CREDIT AGREEMENT]



ATTEST:                             NOVACARE EMPLOYEE SERVICES CLUB STAFF, INC.



                                    By: /s/ RICHARD A. McDONALD
                                       ---------------------------------
/s/ MARIE L. MARTINO                Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES EASY STAFF, INC.



                                    By: /s/ RICHARD A. McDONALD
                                       ---------------------------------
/s/ MARIE L. MARTINO                Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES OF
                                    BRADENTON, INC.



                                    By: /s/ RICHARD A. McDONALD
                                       ---------------------------------
/s/ MARIE L. MARTINO                Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES OF FLORIDA, INC.



                                    By: /s/ RICHARD A. McDONALD
                                       ---------------------------------
/s/ MARIE L. MARTINO                Title: Vice President
---------------------------               ------------------------------
[Seal]

                  [SIGNATURE PAGE 5 OF 10 TO CREDIT AGREEMENT]


ATTEST:                             RX ONE, INC.



                                    By: /s/ RICHARD A. McDONALD
                                       ---------------------------------
/s/ MARIE L. MARTINO                Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NOVACARE EMPLOYEE SERVICES TPI, INC.



                                    By: /s/ RICHARD A. McDONALD
                                       ---------------------------------
/s/ MARIE L. MARTINO                Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             CONSULTEMPS, INC.



                                    By: /s/ RICHARD A. McDONALD
                                       ---------------------------------
/s/ MARIE L. MARTINO                Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NCES FINANCE, INC.



                                    By: /s/ KAREN J. SEVERINO
                                       ---------------------------------
/s/ ANDREW PANACCIONE               Title: Vice President
---------------------------               ------------------------------
[Seal]


ATTEST:                             NCES HOLDINGS, INC.



                                    By: /s/ KAREN J. SEVERINO
                                       ---------------------------------
/s/ ANDREW PANACCIONE               Title: Vice President
---------------------------               ------------------------------
[Seal]

                  [SIGNATURE PAGE 6 OF 10 TO CREDIT AGREEMENT]


ATTEST:                             NCES LICENSING, INC.



                                    By: /s/ KAREN J. SEVERINO
                                       ---------------------------------
/s/ ANDREW PANACCIONE               Title: Vice President
---------------------------               ------------------------------
[Seal]

                  [SIGNATURE PAGE 7 OF 10 TO CREDIT AGREEMENT]


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Agent



                                    By: /s/ MARCIE D. KNITTEL
                                       ---------------------------------
                                    Title: Vice President
                                          ------------------------------

                  [SIGNATURE PAGE 8 OF 10 TO CREDIT AGREEMENT]


                                    AMSOUTH BANK



                                    By: /s/ David A. Simmons
                                       ---------------------------------
                                    Title: Senior Vice President
                                          ------------------------------

                  [SIGNATURE PAGE 9 OF 10 TO CREDIT AGREEMENT]


                                    BANK ONE, KENTUCKY, NA



                                    By: /s/ Todd D. Munson
                                       ---------------------------------
                                    Title: Senior Vice President
                                          ------------------------------

                  [SIGNATURE PAGE 10 OF 10 TO CREDIT AGREEMENT]


                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                                    By: /s/ JANET P. SAMMONS
                                       ---------------------------------
                                    Title: Vice President
                                          ------------------------------

                      AFFIDAVIT OF OUT-OF-STATE EXECUTION
STATE OF GEORGIA


COUNTY OF FULTON


         On the 3rd day of November, 1997, personally appeared Janet P. Sammons, as the Vice President of SunTrust Bank, Central Florida, National Association, and before me executed that certain Credit Agreement, dated as of 11/17/97, between NovaCare Employee Services, Inc., and SunTrust Bank, Central Florida, National Association.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                           /s/ Mary W Harrell
                           -----------------------------------------------------
                           Signature of Notary Public, State of Georgia

     (SEAL)
                           /s/ Mary W Harrell
                           -----------------------------------------------------
                           Mary W Harrell
                           Personally known /X/ ; OR Produced Identification Type of identification produced:



                              Notary Public, DeKalb County, Georgia
                              My Commission Expires May 12, 2001

                                 SCHEDULE 1.1(B)
                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
                                   PAGE 1 OF 2

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                                 AMOUNT OF
                                               COMMITMENT FOR
                                             REVOLVING CREDIT
         BANK                                     LOANS                 RATABLE SHARE
         ----                                     -----                 -------------
PNC Bank, National
   Association
249 Fifth Avenue
One PNC Plaza, 2nd Floor
Pittsburgh, PA 15222-2707
Attention:  Marcie Knittel                   $10,000,000                40%
Telephone:     (412) 762-8343
Telecopy:      (412) 762-2760

AmSouth Bank
1900 Fifth Avenue, North
Birmingham, AL 35203
Attention:  David Simmons
Telephone:     (205) 326-5924
Telecopy:      (205) 801-0157                $5,000,000                 20%

Bank One, Kentucky, NA
Internal Zip KY1-2216
416 West Jefferson Street
Lexington, KY 40202
Attention:  Todd D. Munson
Telephone:     (502) 566-2640
Telecopy:      (502) 566-2367                $5,000,000                 20%

Suntrust Bank, Central
  Florida, N.A.
Healthcare Banking Group
0-1106, Tower 10
200 South Orange Avenue
Orlando, FL 32801
Attention:  Jeffrey R. Dickson
Telephone:  (407) 237-4541
Telecopy:    (407) 237-5489                  $5,000,000                 20%

         Total                               $25,000,000                100%


                                 SCHEDULE 1.1(B)-1

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   PAGE 2 OF 2

PART 2 - ADDRESSES FOR NOTICES TO BORROWER AND GUARANTORS:

AGENT:

PNC Bank, National Association
249 Fifth Avenue
One PNC Plaza, 2nd Floor
Pittsburgh, PA 15222-2707
Attention:  Marcie Knittel
Telephone:  (412) 762-8343
Telecopy:    (412) 762-2760

BORROWER:

NovaCare Employee Services, Inc.             With a Copy to:
2621 Van Buren Avenue                        Richard A. McDonald
Norristown, PA 19403                         1016 West Ninth Avenue
Attention:  Thomas D. Schubert               King of Prussia, PA 19406
Telephone:  (610) 650-4830                   Telephone:  (610) 992-7439
Telecopy:    (610) 650-4706                  Telecopy:    (610) 992-7157


ALL GUARANTORS:

c/o NovaCare Employee Services, Inc.         With a Copy to:
2621 Van Buren Avenue                        Richard A. McDonald
Norristown, PA 19403                         1016 West Ninth Avenue
Attention:  Thomas D. Schubert               King of Prussia, PA 19406
Telephone:  (610) 650-4830                   Telephone:  (610) 992-7439
Telecopy:    (610) 650-4706                  Telecopy:    (610) 992-7157


                                 SCHEDULE 1.1(B)-2

                                 SCHEDULE 1.1(P)

                                 PERMITTED LIENS




                                      NONE

                                 SCHEDULE 6.1.1

                          QUALIFICATIONS TO DO BUSINESS



                                                                    STATE OF
                        LOAN PARTY                                INCORPORATION                  QUALIFICATIONS
                        ----------                             ----------------------            --------------

NovaCare Employee Services, Inc.                                         DE               AZ, AR, CA, CO, CT, DC, FL,
                                                                                          GA, IN, IO, KY, LA, ME, MD,
                                                                                          MA, MI, MN, MS, MO, NE, NV,
                                                                                          NH, NJ, NM, NY, NC, ND, OH,
                                                                                          OK, OR, PA, RI, SC, SD, TN,
                                                                                          TX, VT, VA, WA, WY

NovaCare Administrative Employee Services of New York, Inc.              NY                            --

NovaCare Administrative Employee Services, Inc.                          FL                            --

NovaCare Employee Services Club Staff, Inc.                              FL                            --

NovaCare Employee Services Easy Staff, Inc.                              FL                            --

NovaCare Employee Services Northeast, Inc.                               NY                            --

NovaCare Employee Services Resource One, Inc.                            FL                            --

NovaCare Employee Services TPI, Inc.                                     NY                            --

NovaCare Employee Services of America, Inc.                              FL                            --

                                                                    STATE OF
                        LOAN PARTY                                INCORPORATION                  QUALIFICATIONS
                        ----------                             ----------------------            --------------

NovaCare Employee Services of Boston, Inc.                               DE                            NY

NovaCare Employee Services of Bradenton, Inc.                            FL                            --

NovaCare Employee Services of Florida, Inc.                              FL               AL, GA, MD, NC, SC, TN, VA,
                                                                                          WV

NovaCare Employee Services of New York, Inc.                             NY                            VT

NovaCare Employee Services of Orlando, Inc.                              FL               AR, CA, ME, MN, NM, NC, OR,
                                                                                          SC, TN, TX, UT, VT

ConsulTemps, Inc.                                                        VA                            --

Employee Benefits Management, Inc.                                       FL                            --

Employee Services Inc. of North Carolina                                 NC                            --

Employers' Risk Management, Inc.                                         FL                            --

Professional Insurance Planners of Florida, Inc.                         FL                            --

RX One, Inc.                                                             FL                            --

Staffing Technologies, Inc.                                              NY                            --

NCES Finance, Inc.                                                       DE                            --

                                                                    STATE OF
                        LOAN PARTY                                INCORPORATION                  QUALIFICATIONS
                        ----------                             ----------------------            --------------

NCES Holdings, Inc.                                                      DE                            --

NCES Licensing, Inc.                                                     DE                            --

                                 SCHEDULE 6.1.3

                                  SUBSIDIARIES




                                                     BORROWER/          AUTHORIZED            NO. OF
                                                     ---------          ----------            ------
             SUBSIDIARY              JURISDICTION    GUARANTOR            CAPITAL          SHARES ISSUED
             ----------              ------------    ---------            -------          -------------

ConsulTemps, Inc.                         VA             G          5,000 common shares        1,000
                                                                      $1.00 par value

Employee Benefits Management, Inc.        FL             G         800,000 common shares      428,747
                                                                      $.01 par value

Employee Services Inc. of North           NC             G         800,000 common shares      428,747
Carolina                                                              $.10 par value

Employers' Risk Management, Inc.          FL             G         800,000 common shares      428,747
                                                                      $.01 par value

NCES Finance, Inc.                        DE             G          3,000 common shares         100
                                                                      $.01 par value

NCES Holdings, Inc.                       DE             G          3,000 common shares         100
                                                                      $.01 par value

NCES Licensing, Inc.                      DE             G          3,000 common shares         100
                                                                      $.01 par value

NovaCare Administrative Employee          FL             G         800,000 common shares      428,747
Services, Inc.                                                        $.01 par value


             SUBSIDIARY                                    SHAREHOLDER
             ----------                                    -----------
ConsulTemps, Inc.                        NovaCare Employee Services Easy Staff, Inc.


Employee Benefits Management, Inc.       NovaCare Employee Services of America, Inc.


Employee Services Inc. of North          NovaCare Employee Services of America, Inc.
Carolina

Employers' Risk Management, Inc.         NovaCare Employee Services of America, Inc.


NCES Finance, Inc.                       NovaCare Employee Services, Inc.


NCES Holdings, Inc.                      NovaCare Employee Services, Inc.


NCES Licensing, Inc.                     NovaCare Employee Services, Inc.


NovaCare Administrative Employee         NovaCare Employee Services of America, Inc.
Services, Inc.

                                                     BORROWER/          AUTHORIZED            NO. OF
                                                     ---------          ----------            ------
             SUBSIDIARY              JURISDICTION    GUARANTOR            CAPITAL          SHARES ISSUED
             ----------              ------------    ---------            -------          -------------

NovaCare Administrative Employee          NY             G           200 common shares           1
Services of New York, Inc.                                             no par value

NovaCare Employee Services Club           FL             G         800,000 common shares      428,747
Staff, Inc.                                                           $.01 par value

NovaCare Employee Services Easy           FL             G         800,000 common shares      428,747
Staff, Inc.                                                           $.01 par value

NovaCare Employee Services                NY             G           200 common shares           1
Northeast, Inc.                                                        no par value

NovaCare Employee Services of             FL             G         800,000 common shares      428,747
America, Inc.                                                         $.01 par value

                                                                 500,000 preferred shares        0
                                                                       no par value

NovaCare Employee Services of             DE             G           200 common shares           1
Boston, Inc.                                                          $1.00 par value

NovaCare Employee Services of             FL             G           50 common shares           50
Bradenton, Inc.                                                        no par value

NovaCare Employee Services of             FL             G         800,000 common shares      428,747
Florida, Inc.                                                         $.01 par value

NovaCare Employee Services of New         NY             G           200 common shares           1
York, Inc.                                                             no par value



             SUBSIDIARY                                SHAREHOLDER
             ----------                                -----------

NovaCare Administrative Employee      NovaCare Employee Services TPI, Inc.
Services of New York, Inc.

NovaCare Employee Services Club       NovaCare Employee Services of America, Inc.
Staff, Inc.

NovaCare Employee Services Easy       NovaCare Employee Services of America, Inc.
Staff, Inc.

NovaCare Employee Services            NovaCare Employee Services TPI, Inc.
Northeast, Inc.

NovaCare Employee Services of         NovaCare Employee Services, Inc.
America, Inc.




NovaCare Employee Services of         NovaCare Employee Services TPI, Inc.
Boston, Inc.

NovaCare Employee Services of         NovaCare Employee Services of America, Inc.
Bradenton, Inc.

NovaCare Employee Services of         NovaCare Employee Services of America, Inc.
Florida, Inc.

NovaCare Employee Services of New     NovaCare Employee Services TPI, Inc.
York, Inc.

                                                     BORROWER/          AUTHORIZED            NO. OF
                                                     ---------          ----------            ------
             SUBSIDIARY              JURISDICTION    GUARANTOR            CAPITAL          SHARES ISSUED
             ----------              ------------    ---------            -------          -------------


NovaCare Employee Services of             FL             G        1,000,000 common shares     50,000
Orlando, Inc.                                                         $.01 par value

NovaCare Employee Services Resource       FL             G        1,000,000 common shares     100,000
One, Inc.                                                             $.01 par value

NovaCare Employee Services TPI, Inc.      NY             G         11,111 common shares        6,261
                                                                      $.01 par value          Common

                                                                  4,850 preferred shares       4,850
                                                                      $.01 par value         Preferred

Professional Insurance Planners of        FL             G          5,000 common shares         250
Florida, Inc.                                                         $.10 par value

Rx One, Inc.                              FL             G        1,000,000 common shares     100,000
                                                                      $.01 par value

Staffing Technologies, Inc.               NY             G           200 common shares           1
                                                                       no par value



             SUBSIDIARY                                 SHAREHOLDER
             ----------                                 -----------


NovaCare Employee Services of          NovaCare Employee Services Resource One, Inc.
Orlando, Inc.

NovaCare Employee Services Resource    NovaCare Employee Services, Inc.
One, Inc.

NovaCare Employee Services TPI, Inc    NovaCare Employee Services, Inc.


                                       NovaCare Employee Services, Inc.


Professional Insurance Planners of     NovaCare Employee Services Resource One, Inc.
Florida, Inc.

Rx One, Inc.                           NovaCare Employee Services, Inc.


Staffing Technologies, Inc.            NovaCare Employee Services TPI, Inc.

                                 SCHEDULE 6.1.8

                         OWNED AND LEASED REAL PROPERTY


A.  OWNED REAL PROPERTY

    Owner                                                 Location
    -----                                                 --------

    NovaCare Administrative Employee Services of New      310 Bay Road
    York, Inc.                                            Queensbury, NY  12804

B.  LEASED REAL PROPERTY

    Lessee                                                Location
    ------                                                --------

    NovaCare Employee Services, Inc.                      2621 Van Buren Avenue
                                                          Norristown, PA  19403

    NovaCare Administrative Employee Services of New      90 N. Pearl Street
    York, Inc.                                            Albany, NY

    NovaCare Employee Services Club Staff, Inc.           402 43rd Street West
                                                          Bradenton, FL  34209

    NovaCare Employee Services Easy Staff, Inc.           402 43rd Street West
                                                          Bradenton, FL  34209

    NovaCare Employee Services Northeast, Inc.            310 Bay Road
                                                          Queensbury, NY  12804

    NovaCare Employee Services Resource One, Inc.         601 South Lake Destiny Drive
                                                          Suite 250
                                                          Maitland, FL  32751

    NovaCare Employee Services TPI, Inc.                  310 Bay Road
                                                          Queensbury, NY  12804

    NovaCare Employee Services of America, Inc.           402 43rd Street West
                                                          Bradenton, FL  34209

    NovaCare Employee Services of Boston, Inc.            310 Bay Road
                                                          Queensbury, NY  12804

    Lessee                                                Location
    ------                                                --------

    NovaCare Employee Services of Bradenton, Inc.         1111 5th Street W.
                                                          Palmetto, FL  34221

    NovaCare Employee Services of Florida, Inc.           402 43rd Street West
                                                          Bradenton, FL  34209

    NovaCare Employee Services of New York, Inc.          310 Bay Road
                                                          Queensbury, NY  12804

    NovaCare Employee Services of Orlando, Inc.           601 South Lake Destiny Drive
                                                          Suite 250
                                                          Maitland, FL  32751

    ConsulTemps, Inc.                                     7275 Glen Forest Drive
                                                          Suite 200
                                                          Richmond, VA  23226

    Employee Benefits Management, Inc.                    402 43rd Street West
                                                          Bradenton, FL  34209

    Employee Services Inc. of North Carolina              225 Hillsborough Street
                                                          Raleigh, NC  27603

    Employers' Risk Management, Inc.                      402 43rd Street West
                                                          Bradenton, FL  34209

    Professional Insurance Planners of Florida, Inc.      1501 Venera Avenue
                                                          Suite 320
                                                          Coral Gables, FL  33146

    RX One, Inc.                                          601 South Lake Destiny Drive
                                                          Suite 250
                                                          Maitland, FL  32751

    Staffing Technologies, Inc.                           310 Bay Road
                                                          Queensbury, NY  12804

    NCES Finance, Inc.                                    103 Foulk Road
                                                          Suite 262
                                                          Wilmington, DE  19803

    NCES Holdings, Inc.                                   103 Foulk Road
                                                          Suite 262
                                                          Wilmington, DE  19803

    Lessee                                                Location
    ------                                                --------

    NCES Licensing, Inc.                                  103 Foulk Road
                                                          Suite 262
                                                          Wilmington, DE  19803

    NovaCare Administrative Employee Services, Inc.       402 43rd Street West
                                                          Bradenton, FL  34209

                                                          6220 Manatee Avenue West
                                                          Bradenton, FL  34209

                                                          4620 N. SR7 Bldg. H, #210
                                                          Ft. Lauderdale, FL  33319

                                                          8140 College Parkway, #101
                                                          Ft. Myers, FL  33919

                                                          203 S. Airport Road
                                                          Naples, FL  33942

                                                          11350 66th Street N. #101
                                                          Largo, FL  34643

                                                          519 Beverly Street
                                                          Tallahassee, FL  32301

                                                          7402 N. 56th St., #850
                                                          Tampa, FL  33617-7731

                                                          3940 Barbara Terrace
                                                          St. Augustine, FL  32086

                                                          1191 Romaine Circle East
                                                          Jacksonville, FL  32225

                                                          1401 Dove Street
                                                          Newport  Beach, CA

                                 SCHEDULE 6.1.13

                             CONSENTS AND APPROVALS




                                      NONE

                                 SCHEDULE 6.1.15

                 PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.



1.       TRADEMARKS

         NovaCare Employee Services, Inc. licenses U.S. Trademark Registration No. 1,635,791 and U.S. Trademark Registration No. 1,613,340 from NovaMark, Inc. pursuant to a Trade Name and Trademark License Agreement dated February 28, 1997.

2.       FICTITIOUS NAMES

           Subsidiary                                            Fictitious Name
           ----------                                            ---------------
           NovaCare Administrative Employee Services of New      NovaCare Administrative Services
           York, Inc.

           NovaCare Administrative Employee Services, Inc.       NovaCare Administrative Services

           NovaCare Employee Services Club Staff, Inc.           Club Staff

           NovaCare Employee Services Easy Staff, Inc.           NovaCare Employee Services

           NovaCare Employee Services Northeast, Inc.            NovaCare Employee Services

           NovaCare Employee Services Resource One, Inc.         NovaCare Employee Services

           NovaCare Employee Services TPI, Inc.                  NovaCare Employee Services

           NovaCare Employee Services of America, Inc.           NovaCare Employee Services

           NovaCare Employee Services of Boston, Inc.            NovaCare Employee Services

           NovaCare Employee Services of Bradenton, Inc.         NovaCare Employee Services

           Subsidiary                                            Fictitious Name
           ----------                                            ---------------
           NovaCare Employee Services of Florida, Inc.           NovaCare Employee Services

           NovaCare Employee Services of New York, Inc.          NovaCare Employee Services

           NovaCare Employee Services of Orlando, Inc.           NovaCare Employee Services

           ConsulTemps, Inc.                                     NovaCare Employee Services

                                 SCHEDULE 6.1.18

                     PARTNERSHIP AGREEMENTS; LLC AGREEMENTS




                                      NONE

                                 SCHEDULE 6.1.19

                               INSURANCE POLICIES


                                              LINE OF COVERAGE          LIMIT               INSURANCE COMPANY       POLICY NUMBER
                                              ----------------          -----               -----------------       -------------
Novacare Employee Services TPI, Inc.          Auto                      $1,000,000          Hanover Insurance       AHS5404645
                                              Property                  $500,000            Hartford                01UECFU9763
                                              Crime                     $300,000            Hartford                DDDFQ4900

Novacare Employee Services of America, Inc.   Auto                      $1,000,000          Travelers               FJ25807529
                                              Property                  $507,000            Travelers               023PW25807529
                                              Liability                 $4,000,000          Travelers               ACM25807529
                                                                                                                    XS25807529
Novacare Employee Services, Inc.*             Liability                 $5,000,000          AIG                     2651945
                                              Workers Compensation      Statutory           Liberty Mutual          Various
                                              Umbrella                  $25,000,000         AIG                     BE9323272
                                              Professional Liability    $5,000,000          AIG                     819-60-64
                                              Fiduciary Liability       $5,000,000          AIG                     4860959
                                              Crime                     $5,000,000          AIG                     CF4861131

*Policies cover all Loan Parties

                                 SCHEDULE 6.1.21

                               MATERIAL CONTRACTS


1.       Underwriting Agreement

2. Stock Purchase Agreement dated September 16, 1996 by and among Resource One, Inc., Professional Insurance Planners of Florida, Inc., Human Resource One, Inc., Rx One, Inc., William E. Mayville, Bernard Clinton Byrd, Jr. and NovaResource, Inc. [now known as NovaCare Employee Services, Inc.]

3. Amendment dated April 8, 1997 to the Stock Purchase Agreement dated as of September 16, 1996 by and among Resource One, Inc., Professional Insurance Planners of Florida, Inc., Human Resource One, Inc., Rx One, Inc., William E. Mayville, Bernard Clinton Byrd, Jr. and NovaSource, Inc. [now known as NovaCare Employee Services, Inc.]

4. Stock Purchase Agreement dated January 24, 1997 by and among Employee Services of America, Inc., Employee Services of Florida, Inc., Employers' Risk Management, Inc., Employee Benefits Management, Inc., Employers Diversified Services, Inc., and Nova Resource, Inc. [now known as NovaCare Employee Services, Inc.]

5. Stock Purchase Agreement dated January 31, 1997 by and among The TPI Group, LTD., Deborah M. Skinner, John Skinner III, Malvern Tippett, Carolyn Tippett, Terry DeLong, Quansoo-TPI L.L.C. and NovaSource, Inc. [now known as NovaCare Employee Services, Inc.]

6.       Stock Option Plan

7. Employment Agreement dated as of January 27, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and Loren J. Hulber.

8. Stock Purchase Agreement dated as of February 10, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and Loren J. Hulber.

9. Employment Agreement dated as of May 7, 1997 between NovaCare Employee Services, Inc. and Thomas D. Schubert.

10. Stock Purchase Agreement dated as of June 10, 1997 between NovaCare Employee Services, Inc. and Thomas D. Schubert.

11. Employment Agreement dated as of October 8, 1996 between NovaResource, Inc. [now known as NovaCare Employee Services, Inc.] and Bernard C. Byrd, Jr.

12. Amendment dated as of April 8, 1997 to the Employment Agreement dated October 8, 1996 between NovaResource, Inc. [now known as NovaCare Employee Services, Inc.] and Bernard C. Byrd, Jr.

13. Stock Purchase Agreement dated as of February 28, 1997 between NovaCare Employee Services, Inc. and Bernard C. Byrd, Jr.

14. Employment Agreement dated as of April 23, 1997 between NovaCare Employee Services, Inc. and Andrew Stith.

15. Stock Purchase Agreement dated as of April 23, 1997 between NovaCare Employee Services, Inc. and Andrew Stith.

16. Employment Agreement dated as of February 6, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and Deborah M. Skinner.

17. Employment Agreement dated as of February 27, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and James Boyd.

18. Employment Agreement dated as of June 18, 1997 between NovaCare Employee Services, Inc. and Christina Harris.

19. Subscriber ServiceAgreement dated as of January 25, 1997 between NovaCare, Inc. and NovaCare Employee Services, Inc.

20. Agreement dated as of January 25, 1997 between NovaCare, Inc. and NovaCare Employee Services, Inc.

21. Trademark Agreement dated as of February 28, 1997 between NovaSource, Inc. [now known as NovaCare Employee Services, Inc.] and NovaMark, Inc.

22. Loan Agreement dated as of September 18, 1996 between NovaFunds, Inc. and NovaResource, Inc. [now known as NovaCare Employee Services, Inc.]

23. Sublease Agreement dated as of June 4, 1997 between NovaCare, Inc. and NovaCare Employee Services, Inc.

24.      Supplemental Benefits Plan

                                 SCHEDULE 6.1.23

                        EMPLOYEE BENEFIT PLAN DISCLOSURES





                                      NONE

                                 SCHEDULE 6.1.25

                            ENVIRONMENTAL DISCLOSURES




                                      NONE

                                 SCHEDULE 8.2.1

                             PERMITTED INDEBTEDNESS



Notes Due Former Owners


Mayville                                                    $   361,350
Byrd                                                        $   361,350
TPI                                                         $   387,140
Prostaff                                                    $    90,130
                         Total                              $ 1,199,970
                                                            ===========


All of the foregoing Indebtedness is Permitted Additional Subordinated Indebtedness.

                                 EXHIBIT 1.1(A)
                                     FORM OF
                       ASSIGNMENT AND ASSUMPTION AGREEMENT


      Reference is made to the Credit Agreement dated as of November 17, 1997 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NovaCare Employee Services, Inc., a Delaware corporation ("Borrower"), the Guarantors (as defined in the Credit Agreement), the Banks (as defined in the Credit Agreement) and PNC Bank, National Association, as Agent for the Banks (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

      ______________________________ (the "Assignor") and
_______________________________ (the "Assignee"), intending to be legally bound hereby, make this Assignment and Assumption Agreement this ___ day of ___________, 19___ and hereby agree as follows:

      1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, a ________ percent (____%) interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date, the Loans owing to the Assignor on the Effective Date and the Notes evidencing the outstanding Loans held by the Assignor.

      2. The Assignor (i) represents and warrants that, as of the date hereof, its Commitment is $_________, the unpaid principal amount of the Revolving Credit Loans owing to the Assignor is $_________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for new Notes as follows:

      3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements (if any) referred to in Sections 6.1.9, 8.3.1 and 8.3.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof; (iv) agrees that it will become a party to and be bound by the Credit Agreement on the Effective Date (including without limitation the provisions of Section 11.11) as if it were an original Bank thereunder and will have the rights and obligations of a Bank thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

      4. The effective date of this Assignment and Assumption shall be _____________, ________ (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Agent for acceptance and recording by the Agent.

      5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Bank thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement, and the Commitments of the Assignor and the Assignee shall be as set forth in Schedule I hereto.

      6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payment under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, Commitment Fees and Letter of Credit Fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

      7. The Assignor makes this assignment to the Assignee in consideration of the payment by the Assignee to the Assignor of $________, receipt of which is hereby acknowledged by the Assignor.

      8. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

      9. [This section is applicable only if the Assignee is incorporated outside of the United States.] Assignee has delivered at least five (5) Business Days prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Assignee is entitled to receive payments under the Credit Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty. [Alternative: Assignee has delivered at least five (5) Business Days prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-8 of Assignee indicating that Assignee is subject to withholding of United States federal income taxes.]

                                    [NAME OF ASSIGNOR]



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    [NAME OF ASSIGNEE]



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    Notice Address:
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

                                    Telephone No.:______________________________
                                    Telecopier No.:_____________________________
                                    Attn:_______________________________________


CONSENTED TO this _____
day of ____________, _____

[AGENT]
[BORROWER]*



By:__________________________
Title:_______________________

*If applicable

                                   SCHEDULE I



                      Amount of
                    Commitment for
                   Revolving Credit     Amount of Revolving
                   Loans as of the     Credit Loans as of the
                    Effective Date        Effective Date

[Assignor]       $_________________     $_________________

[Assignee]       $_________________     $_________________

                                EXHIBIT 1.1(G)(1)
                                     FORM OF
                   GUARANTOR JOINDER AND ASSUMPTION AGREEMENT


      This Guarantor Joinder and Assumption Agreement is made as of _________ __, 19__ by ___________________________________, a __________________________
[corporation/partnership/limited liability company] (the "New Guarantors).

                                   Background

      Reference is made to (i) the Credit Agreement dated as of November 17, 1997, as the same may be modified, supplemented or amended (the "Credit Agreement") by and among NovaCare Employee Services, Inc. (the "Borrower"), the Guarantors (as defined in the Credit Agreement) the Banks who are parties to the Credit Agreement, and PNC Bank, National Association, as Agent, (ii) the Guaranty and Suretyship Agreement dated of even date therewith of Guarantors issued to the Banks and Agent, as the same may be modified, supplemented or amended, and (iii) the other Loan Documents referred to in the Credit Agreement, as the same may be modified, supplemented or amended.

                                    Agreement

      Capitalized terms defined in the Credit Agreement are used herein as defined therein. In consideration of the New Guarantor becoming a Guarantor entitled to receive loans or advances from the Borrower under the terms of the Credit Agreement and in consideration of the value of the synergistic benefits received by the New Guarantor as a result of becoming affiliated with the Borrower and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Credit Agreement and the Guaranty Agreement, and a party to each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as any Loan or any Commitment of any Bank shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of the Loan Parties under the Loan Documents, the New Guarantor has assumed the obligations of a Guarantor or Company under, and the New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Credit Agreement, the Guaranty Agreement, and each of the other Loan Documents which are stated to apply to or are made by a Guarantor. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties applicable to the New Guarantor set forth in Section 6 of the Credit Agreement is true and correct as to the New Guarantor on and as of the date hereof as if made on and as of the date hereof by the New Guarantor (except representations and warranties which relate solely to an earlier date or time which representations and warranties shall be true and correct in all material respects on and as of the specific date or times referred to in said representations and warranties) and (ii) the New Guarantor has heretofore received a true and correct copy of the Credit Agreement, the Guaranty Agreement, and each of the other Loan

Documents (including the modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

      The New Guarantor hereby makes, affirms, and ratifies in favor of the Banks and the Agent the Credit Agreement, the Guaranty Agreement, and each of the other Loan Documents given by the Guarantors or Companies to Agent and any of the Banks.

      The New Guarantor is simultaneously delivering to the Agent the following documents together with the Guarantor Joinder required under Sections 8.2.9 (Subsidiaries, Partnerships and Joint Ventures) and 11.18 (Joinder of Guarantors):


         Updated Schedules to Credit Agreement.
         [Note: updates to schedules do not cure
         any breach of warranties].
                                                                          NOT
         SCHEDULE NO. AND DESCRIPTION                       DELIVERED  DELIVERED
         ----------------------------                       ---------  ---------

               Schedule 6.1.1 - Qualifications to do              [ ]
                                Business (mandatory)

               Schedule 6.1.3 - Subsidiaries (mandatory)          [ ]

               Schedule 6.1.8 - Owned and Leased Real             [ ]        [ ]
                                Property (if applicable)

               Schedule 6.1.13 - Consents and Approvals           [ ]        [ ]
                                 (if applicable)

               Schedule 6.1.15 - Patents, Trademarks,             [ ]        [ ]
                                 Copyrights, Licenses, Etc.
                                 (if applicable)

               Schedule 6.1.18 - Partnership Agreements;          [ ]        [ ]
                                 LLC Agreements (if applicable)

               Schedule 6.1.19 - Insurance Policies (if           [ ]        [ ]
                                 applicable)

               Schedule 6.1.21 - Material Contracts (if           [ ]        [ ]
                                 applicable)

               Schedule 6.1.23 - Employee Benefit Plan            [ ]        [ ]
                                 Disclosures (if applicable)
                                                                          NOT
         SCHEDULE NO. AND DESCRIPTION (CONTINUED)           DELIVERED  DELIVERED
         ----------------------------------------           ---------  ---------

               Schedule 6.1.25 - Environmental Matters (if        [ ]        [ ]
                                 applicable)

         OTHER DOCUMENTS

               Opinion of Counsel with respect to New
               Guarantor (mandatory)                              [ ]



      In furtherance of the foregoing, the New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         [SIGNATURE PAGE TO GUARANTOR JOINDER AND ASSUMPTION AGREEMENT]


      IN WITNESS WHEREOF, the New Guarantor has duly executed this Guarantor Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Banks, as of the date and year first above written.

                                    [_________________________________]

                                    By:_________________________________
                                    Title:______________________________

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:_________________________________
Title:______________________________

                                EXHIBIT 1.1(G)(2)
                                     FORM OF
                        GUARANTY AND SURETYSHIP AGREEMENT


           This Agreement (the "Agreement") dated as of November 17, 1997, is made and given by the undersigned signatories, each a direct or indirect Subsidiary of NovaCare Employee Services, Inc., a Delaware corporation (the "Borrower"), identified in Schedule 1 attached hereto and made a part hereof (each a "Guarantor" and collectively, the "Guarantors"), in favor of the Banks (as defined in that certain Credit Agreement dated as of even date herewith (as it may hereinafter from time to time be amended, restated, modified or supplemented, the "Credit Agreement") among PNC Bank, National Association, a national banking association, as Agent (the "Agent"), the Banks party thereto, the Borrower and each Subsidiary of the Borrower identified on Schedule 6.1.3 of the Credit Agreement).

                              W I T N E S S E T H:

           WHEREAS, the Borrower and the Guarantors have entered into the Credit Agreement with the Agent and the Banks; and

           WHEREAS, this Agreement is made by the Guarantors among other things to induce the Agent and the Banks to enter into and make loan advances pursuant to the Credit Agreement, to induce the Agent and the Banks to extend credit to the Borrower from time to time under the Credit Agreement, and to comply with the requirements of the Credit Agreement; and

           WHEREAS, the respective businesses and investments of the Guarantors are interdependent and loans made to the Borrower under the Credit Agreement are with the expectation that the profits and other opportunities from such businesses and investments will directly or indirectly inure to the benefit of each Guarantor and to all of them taken as an affiliated group.

           NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantors hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

           1.01. Definitions. Capitalized terms used herein and not otherwise defined herein shall have such meanings as given to them in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

           "Guaranteed Obligations" shall mean all obligations from time to time of the Borrower to the Agent and the Banks under or in connection with the Credit Agreement or any other Loan Document or which arise in any other manner, whether for principal, interest, fees, indemnities, expenses or otherwise, and all refinancings or refundings thereof, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower, any other Loan Party or any other individual or entity including any Guarantor (a "Person") or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such obligations include all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, the Agent and the Banks (or any successive assignee or transferee) from time to time may, in accordance with Section 11.11 of the Credit Agreement assign or otherwise transfer all of their respective rights and obligations under the Loan Documents (including, without limitation, all of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement.


                                   ARTICLE II
                             GUARANTY AND SURETYSHIP

           2.01 Guaranty and Suretyship. The Guarantors jointly and severally hereby absolutely, unconditionally and irrevocably guarantee and become surety for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Persons or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any one or more of the Guarantors regardless of whether action is brought against the Borrower, any other Guarantors or any other Persons or whether the Borrower, any other Guarantors or any other Persons are joined in any such action or actions.

           2.02. Obligations Absolute. The Guarantors agree that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Agent and the Banks or any other Person with respect thereto. The obligations of the Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

                  (a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

                  (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

                  (c) Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Persons under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

                  (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay or wrongful action by the Agent and the Banks, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by the Agent and the Banks, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person.

                  (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Persons; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Persons; or any action taken or election made by the Agent and the Banks, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower or any other Persons in connection with any such proceeding.

                  (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by the Borrower or any other Persons with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Persons from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

                  (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

           2.03. Waivers, etc. The Guarantors hereby waive any defense to or limitation on their obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.02 hereof. Without limitation, the Guarantors waive each of the following:

                  (a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.02 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed Obligation; any notice of any default or any failure on the part of the Borrower or any other Persons to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person.

                  (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Persons in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Persons of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Agent and the Banks, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that any Guarantor receive notice of such acceptance.

                  (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Agent and the Banks, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Agent and the Banks, or any of them, to seek a deficiency against the Borrower or any other Persons or which otherwise discharges or impairs any of the Guaranteed Obligations.

           2.04. Reinstatement. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Agent and the Banks, or any of them, for any reason (including, without limitation, by reason of such payment being a preference, fraudulent transfer or fraudulent conveyance), all as though such payment had not been made.

           2.05. No Stay. Without limitation of any other provision of this Agreement, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Persons of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Agreement and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

           2.06. Payments. All payments to be made by any Guarantor pursuant to this Agreement shall be made without setoff, counterclaim, withholding or other deduction of any nature.

           2.07. Continuing Guaranty. This Agreement is a continuing agreement and shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04 hereof. Any purported termination, revocation or discharge of this Agreement shall be void and of no effect. For purposes of this Agreement the Guaranteed Obligations shall not be deemed to have been paid in full until the Agent and the Banks shall have indefeasibly received payment of the Guaranteed Obligations in full and in cash and all commitments to extend credit under the Loan Documents have terminated.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

           Each Guarantor hereby represents and warrants to the Agent and the Banks with respect to itself as follows:

           3.01. No Conditions Precedent. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

           3.02. No Reliance. The Guarantor has, independently and without reliance upon the Agent and the Banks, or any of them, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

           3.03. Representations and Warranties Remade at Each Extension of Credit. Each request (including any deemed request) by the Borrower for any extension of credit under the Credit Agreement shall be deemed to constitute a representation and warranty by each Guarantor to the Agent and the Banks that the representations and warranties made by each Guarantor in this Agreement are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Agent and the Banks to receive notice from such Guarantor to the contrary before the Agent and the Banks make any extension of credit under any Loan Document shall constitute a further representation and warranty by such Guarantor to the Agent and the Banks that the representations and warranties made by the Borrower are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.


                                   ARTICLE IV
                                  MISCELLANEOUS

           4.01. Amendments, etc. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Agent and the Banks. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           4.02. No Implied Waiver; Remedies Cumulative. No delay or failure of the Agent and the Banks, or any of them, in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agent and the Banks under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

           4.03. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Agreement shall be given to such Guarantor at the address set forth below the signature line for the Loan Parties party to the Credit Agreement on the signature page thereof in the manner provided in Section
11.6 of the Credit Agreement. The Agent and the Banks may rely on any notice (whether or not made in a matter contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and the Agent and the Banks shall have no duty to verify the identity or authority of the Person giving such notice.

           4.04. Expenses. Each Guarantor agrees unconditionally upon demand to pay or reimburse to the Agent and the Banks, and to save the Agent and the Banks harmless against liability for the payment of, all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel for the Agent and the Banks, or any of them) incurred by the Agent and the Banks, or any of them (i) in connection with the administration and interpretation of this Agreement and any other instruments and documents delivered hereunder, (ii) relating to any amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or in connection with any foreclosure, collection or bankruptcy proceedings.

           4.05. Prior Understandings. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

           4.06. Survival. All representations and warranties of the Guarantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Agent and the Banks, or any of them, any extension of credit, or any other event or circumstance whatsoever.

           4.07. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

           4.08. Setoff. In the event that at any time any obligation of the Guarantors now or hereafter existing under this Agreement shall have become due and payable, the Agent and the Banks, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of the Agent and the Banks to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Agent or the Banks. The Agent and the Banks, or any of them, as the case may be, agree promptly to notify the Borrower on behalf of the Guarantors after any such set-off and application, provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Agent and/or the Banks, or any of them, shall have given any notice or made any demand under this Agreement or under such obligation to such Guarantor, whether such obligation to such Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Agent and the Banks, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or other direct or indirect security, right or remedy available to the Agent and the Banks. The rights of the Agent and the Banks under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker's lien) which the Agent and the Banks, or any of them, may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Agent and the Banks, or any of them. The Guarantors hereby agree that, to the fullest extent permitted by law, any affiliate of the Agent and the Banks, or any of them, and any holder of a participation in any obligation of any Guarantor under this Agreement, shall have the same rights of setoff as the Agent and the Banks as provided in this Section 4.08 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of such Guarantor).

           4.09. Construction. The section and other headings contained in this Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreements or instruments against the party controlling the drafting thereof, shall apply to this Agreement.

           4.10. Successors and Assigns. This Agreement shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Banks, or any of them, and their successors and assigns. Without limitation of the foregoing, the Agent and the Banks, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other person and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Agent and the Banks in this Agreement or otherwise.

           4.11. Governing Law; Submission to Jurisdiction; Waiver of Jury
Trial.

                  (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  (b) Certain Waivers. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                        (i)   AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY
ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ALLEGHENY COUNTY, PENNSYLVANIA, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE BANKS, OR ANY OF THEM, TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

                       (ii) WAIVES ANY OBLIGATION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE GUARANTOR;

                      (iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN THIS AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

                       (iv) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

                  (c) Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY GUARANTOR OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

           4.12. Severability; Modification to Conform to Law.

                  (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable Law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable Law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of the Guarantor's obligations hereunder invalid or unenforceable, the Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

                  (c) Notwithstanding anything to the contrary in this Section
4.12 or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this
Section 4.12 (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor's obligations hereunder as to each element of such assertion.

           4.13. Additional Guarantors. At any time after the initial execution and delivery of this Agreement to the Agent and the Banks, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Agent and the Banks a counterpart signature page for attachment hereto. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor.

           4.14. Joint and Several Obligations. The obligations of each Guarantor under this Agreement are joint and several.

                           [INTENTIONALLY LEFT BLANK]

                          [SIGNATURE PAGE 1 OF 1 TO THE
                        GUARANTY AND SURETYSHIP AGREEMENT


           IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                         GUARANTORS:


ATTEST:                                  EACH GUARANTOR LISTED ON SCHEDULE 1,
                                         SECTION A


By: ___________________________          By: _____________________________
    Secretary                                Richard A. McDonald
                                             Vice President

                                         of each Guarantor listed on Schedule 1,
                                         Section A.

ATTEST:                                  EACH GUARANTOR LISTED ON SCHEDULE 1,
                                         SECTION B


By: ___________________________          By: _____________________________
    Secretary                                Robert C. Campbell
                                              Vice President

                                         of each Guarantor listed on Schedule 1,
                                         Section B.

                                   SCHEDULE 1
                    TO THE GUARANTY AND SURETYSHIP AGREEMENT

                             DATED NOVEMBER 17, 1997

                    PNC BANK, NATIONAL ASSOCIATION, AS AGENT

                        SUBSIDIARY AND STATE OF FORMATION
SECTION A

NovaCare Employee Services Resource One, Inc. (a Florida corporation) NovaCare Employee Services of Orlando, Inc. (a Florida corporation) Professional Insurance Planners of Florida, Inc. (a Florida corporation) NovaCare Administrative Employee Services of New York, Inc. (a New York
     corporation)
NovaCare Employee Services Northeast, Inc. (a New York corporation) NovaCare Employee Services of Boston, Inc. (a Delaware corporation) NovaCare Employee Services of New York, Inc. (a New York corporation) Staffing Technologies, Inc. (a New York corporation)
NovaCare Employee Services of America, Inc. (a Florida corporation) Employee Benefits Management, Inc. (a Florida corporation)
Employee Services Inc. of North Carolina (a North Carolina corporation) Employers' Risk Management, Inc. (a Florida corporation)
NovaCare Administrative Employee Services, Inc. (a Florida corporation) NovaCare Employee Services Club Staff, Inc. (a Florida corporation) NovaCare Employee Services Easy Staff, Inc. (a Florida corporation) NovaCare Employee Services of Bradenton, Inc. (a Florida corporation) NovaCare Employee Services of Florida, Inc. (a Florida corporation)
Rx One, Inc. (a Florida corporation)
NovaCare Employee Services TPI, Inc. (a New York corporation) ConsulTemps, Inc. (a Virginia corporation)

SECTION B

NCES Finance, Inc. (a Delaware corporation)
NCES Holdings, Inc. (a Delaware corporation)
NCES Licensing, Inc. (a Delaware corporation)

                                 EXHIBIT 1.1(I)
                                     FORM OF
                      INTERCOMPANY SUBORDINATION AGREEMENT

           THIS INTERCOMPANY SUBORDINATION AGREEMENT is dated as of November 17, 1997, and is made by and among NovaCare Employee Services, Inc., a Delaware corporation (the "Borrower"), and each direct and indirect Subsidiary of Borrower which is identified in Schedule 1 attached hereto (being collectively referred to herein, together with the Borrower and together with any person which hereafter becomes a Loan Party, as the "Companies" and individually as a "Company"). Each capitalized term used herein shall, unless otherwise defined herein, have the same meaning given to such term in the Credit Agreement of even date herewith (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Companies, PNC Bank, National Association, as Agent (the "Agent"), and the Banks party thereto.

                                WITNESSETH THAT:

           WHEREAS, pursuant to the Credit Agreement, the Banks intend to make Loans to the Borrower as provided therein;

           WHEREAS, the Companies are now or may hereafter become indebted to each other (all present and future indebtedness of the Companies to each other, whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the "Subordinated Indebtedness") and

           WHEREAS, the obligation of the Banks to make Loans is subject to the condition, among others, that the Companies subordinate the Subordinated Indebtedness to the Indebtedness of the Loan Parties to the Banks pursuant to the Loan Documents (the "Senior Debt") in the manner set forth herein.

           NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

           1. Subordinated Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Subordinated Indebtedness shall be subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt pursuant to the provisions contained herein.

           2. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar case or proceeding in connection therewith, relative to any such Company or to its assets, or (b) after the occurrence and during the continuance of an Event of Default or Potential Default under the Credit Agreement, any liquidation, dissolution or other winding up of any such

Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of any such Company (a Company distributing assets as set forth herein being referred to in such capacity as a "Distributing Company"), then and in any such event the Banks shall be entitled to receive indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Subordinated Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Subordinated Indebtedness, and to that end the Banks shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up or event.

           3. No Commencement of any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Banks or the Agent on behalf of the Banks in commencing, any collection or enforcement proceeding against any other Company, including, but not limited to, those described in Section 2 hereof, or any other enforcement action of any kind against any Company which owes it any Subordinated Indebtedness.

           4. Prior Payment of Senior Debt Upon Acceleration of Subordinated Indebtedness. If any portion of the Subordinated Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Banks shall be entitled to receive indefeasible payment in full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Credit Agreement or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Subordinated Indebtedness is entitled to receive any payment thereon.

           5. No Payment When Senior Debt in Default. If any Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or such an Event of Default or Potential Default would result from or exist after giving effect to a payment with respect to any portion of the Subordinated Indebtedness, unless the Banks shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by the Company owing such Subordinated Indebtedness on account of principal or interest on any portion of the Subordinated Indebtedness.

           6. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Companies, at any time except during the pendency of any of the conditions described in Sections 2, 4, and 5, from making the regularly scheduled payments of the Subordinated Indebtedness, or the retention thereof by any of the Companies of any money deposited with them for the regularly scheduled payments of or on account of the Subordinated Indebtedness.

           7. Receipt of Prohibited Payments. If, notwithstanding the foregoing provisions of Sections 2, 4, 5 and 6, a Company which is owed Subordinated Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, other than as expressly permitted by the terms of this Agreement, then and in such event such payment or distribution shall be held in trust for the benefit of the Banks, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Agent for the benefit of the Banks in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

           8. Rights of Subrogation. Each Company agrees that no payment or distribution to the Banks pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly paid in full and the Commitments under the Credit Agreement shall have terminated.

           9. Instruments Evidencing Subordinated Indebtedness. At the request of the Agent, each Company shall cause each instrument which now or hereafter evidences all or a portion of the Subordinated Indebtedness to be conspicuously marked as follows:

                  "This instrument is subject to the terms of a Subordination Agreement dated as of November 17, 1997 in favor of PNC Bank, National Association, as Agent, which Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Subordination Agreement."

At the Agent's request, each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

           10. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Banks, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Banks, the obligation of the Companies to pay the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Banks, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable law upon default under any agreement pursuant to which the Subordinated Indebtedness is created, subject to the rights, if any, under this Agreement of the Banks to receive cash, property or securities otherwise payable or deliverable with respect to the Subordinated Indebtedness.

           11. No Implied Waivers of Subordination. No right of the Banks or the Agent on behalf of the Banks to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company, by any act or failure to act by the Agent or any Bank, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Subordinated Indebtedness is created, regardless of any knowledge thereof the Agent or any Bank may have or be otherwise charged with. Each Company by its acceptance hereof agrees that, so long as there is Senior Debt outstanding or the Commitment is in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or to compromise, release, forgive or otherwise discharge the obligations of any Company with respect to its Subordinated Indebtedness, other than by means of payment of such Subordinated Indebtedness according to its terms, without the prior written consent of the Agent.

           Without in any way limiting the generality of the foregoing paragraph, in accordance with the Credit Agreement the Agent on behalf of the Banks, the Banks, or the Required Banks, as the case may be, at any time and from time to time, without the consent of or notice to the Companies, except to the extent required by the Credit Agreement, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Banks, may do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend, restate, supplement or otherwise modify the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt (iii) release any person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other person or entity.

           12. Additional Subsidiaries. The Companies covenant and agree that they shall cause each Loan Party (including, without limitation, each direct or indirect Subsidiary) created or acquired by any of the Companies after the date hereof to become a party to this Agreement by executing a Joinder to this Agreement in the form of Exhibit A hereto promptly after its creation or acquisition.

           13. Continuing Force and Effect. This Agreement shall continue in force until all of the Senior Debt is indefeasibly paid in full and the Commitments under the Credit Agreement have terminated, it being contemplated that this Agreement be of a continuing nature.

           14. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the Agent on behalf of the Banks or the Banks hereunder, and any and all waivers or consents to any departures from the due performance of the Companies hereunder shall be made only by written agreement, waiver or consent signed by the Agent.

           15. Expenses. In accordance with the Credit Agreement, the Companies unconditionally and jointly and severally agree upon demand to pay to the Agent on behalf of the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including but not limited to fees and expenses of counsel, which may be incurred by the Agent or the Banks in connection with (a) the exercise or enforcement of any of the rights of the Agent or the Banks hereunder, or (b) the failure by the Companies to perform or observe any of the provisions hereof, or (c) the administration of this Agreement.

           16. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

           17. Governing Law. This Agreement shall be a contract under the internal laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth without giving effect to the principles of conflicts of law.

           18. Successors and Assigns. This Agreement shall inure to the benefit of the Agent, the Banks and their respective successors and assigns and the obligations of the Companies shall be binding upon their respective successors and assigns. The duties and obligations of the Companies may not be delegated or transferred by the Companies. Except to the extent otherwise required by the context of this Agreement, the word "Bank" when used herein shall mean and include any holder of any Note or an assignment of rights therein originally issued to such Bank under the Credit Agreement and each such holder of such Note shall have the benefits of this Agreement to the same extent as if such holder had originally been a Bank under the Credit Agreement.

           19. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

           20. Attorneys-in-Fact. Each Company hereby authorizes and empowers the Agent, at its election and in the name of either itself, or in the name of each Company, to execute and file proofs and documents and take any other action the Agent may deem advisable to enforce the Banks' interests in the Subordinated Indebtedness and their right of enforcement thereof as set forth herein, and to that end the Companies hereby irrevocably make, constitute and appoint the Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company and with full power for such Company and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and irrevocable. Each Company hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

           21. Application of Payments. In the event any payments are received by the Agent on behalf of the Banks or any Bank under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

           22. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Agent on behalf of the Banks or any Bank may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Banks at law may not fully compensate the Banks for the damages they may suffer in the event of a breach hereof.

           23. Consent to Jurisdiction; Waiver of Jury Trial. Each Company hereby irrevocably consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and each Company waives trial by jury in any action or proceeding with respect to this Agreement to the full extent permitted by law.


                         [SIGNATURES BEGIN ON NEXT PAGE]

       [SIGNATURE PAGE 1 OF 1 TO THE INTERCOMPANY SUBORDINATION AGREEMENT]

           WITNESS the due execution hereof as of the day and year first above written.


                                      COMPANIES:


                                      NOVACARE EMPLOYEE SERVICES, INC.

                                      By:________________________________
                                         Loren J. Hulber
                                         President

[SEAL]
                                      EACH COMPANY LISTED ON
                                      SCHEDULE 1, SECTION A

                                      By:________________________________
                                         Richard A. McDonald
                                         Vice President of each Company on
                                         Schedule 1, Section A
[SEAL]



                                      EACH COMPANY LISTED ON
                                      SCHEDULE 1, SECTION B

                                      By:________________________________
                                         Robert C. Campbell
                                         Vice President of each Company on
                                         Schedule 1, Section B
[SEAL]



                                      Address for Notices:

                                      c/o NovaCare Employee Services, Inc.
                                      2621 Van Buren Avenue
                                      Norristown, PA 19403

                                   SCHEDULE 1
                      INTERCOMPANY SUBORDINATION AGREEMENT
                                NOVEMBER 17, 1997

          SUBSIDIARIES OF NOVACARE, EMPOYEE SERVICES INC./LOAN PARTIES


SECTION A

NovaCare Employee Services Resource One, Inc. (a Florida corporation) NovaCare Employee Services of Orlando, Inc. (a Florida corporation) Professional Insurance Planners of Florida, Inc. (a Florida corporation) NovaCare Administrative Employee Services of New York, Inc. (a New York
     corporation)
NovaCare Employee Services Northeast, Inc. (a New York corporation) NovaCare Employee Services of Boston, Inc. (a Delaware corporation) NovaCare Employee Services of New York, Inc. (a New York corporation) Staffing Technologies, Inc. (a New York corporation)
NovaCare Employee Services of America, Inc. (a Florida corporation) Employee Benefits Management, Inc. (a Florida corporation)
Employee Services Inc. of North Carolina (a North Carolina corporation) Employers' Risk Management, Inc. (a Florida corporation)
NovaCare Administrative Employee Services, Inc. (a Florida corporation) NovaCare Employee Services Club Staff, Inc. (a Florida corporation) NovaCare Employee Services Easy Staff, Inc. (a Florida corporation) NovaCare Employee Services of Bradenton, Inc. (a Florida corporation) NovaCare Employee Services of Florida, Inc. (a Florida corporation)
Rx One, Inc. (a Florida corporation)
NovaCare Employee Services TPI, Inc. (a New York corporation) ConsulTemps, Inc. (a Virginia corporation)

SECTION B

NCES Finance, Inc. (a Delaware corporation)
NCES Holdings, Inc. (a Delaware corporation)
NCES Licensing, Inc. (a Delaware corporation)

                                    EXHIBIT A


                 JOINDER TO INTERCOMPANY SUBORDINATION AGREEMENT



           This Joinder to Subordination Agreement is dated as of ___________________, 199__ by ______________________, a ______________
corporation ("New Loan Party").

           WHEREAS, NovaCare, Employee Services, Inc. (the "Borrower"), each direct or indirect Subsidiary of NovaCare, Employee Services Inc., identified on
Schedule 6.1.3 of the Credit Agreement (as defined below), PNC Bank, National Association, as Agent, and the Banks party thereto have entered into that certain Credit Agreement dated as of ____________ ____, 1997 (as hereinafter amended, replaced, modified or supplemented, the "Credit Agreement");

           WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

           WHEREAS, New Loan Party has been [created/acquired] by
____________________, a ______________ corporation, and is a Subsidiary of
____________________; and

           WHEREAS, Section 8.1.2 of the Credit Agreement and Section 12 of the Intercompany Subordination Agreement provide that each Loan Party created or acquired after the Closing Date shall enter into the Intercompany Subordination Agreement.

           NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, New Loan Party, intending to be legally bound hereby, joins in the Intercompany Subordination Agreement for the purpose of being a Company, as defined therein.

           IN WITNESS WHEREOF, the undersigned has executed this Joinder to Intercompany Subordination Agreement as of ______________, 199__.


                                         ______________________________



                                         BY:___________________________
                                            TITLE:_____________________

                                 EXHIBIT 1.1(N)
                                     FORM OF
                                      NOTE


$______________                                         Pittsburgh, Pennsylvania
                                                        ______________, 199__

         FOR VALUE RECEIVED, the undersigned, NovaCare Employee Services, Inc. a Delaware corporation (herein called the "Borrower"), hereby promises to pay to the order of ______________________________ (the "Bank") the lesser of (i) the principal sum of ____________________ U.S. Dollars (U.S. $_________________), or
(ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to that certain Credit Agreement dated as of November 17, 1997 among the Borrower, the Guarantors (as defined therein), the Banks party thereto and PNC Bank, National Association as Agent (as it may hereafter from time to time be amended, restated modified or supplemented, the "Credit Agreement"), payable on such dates as set forth in the Credit Agreement with the entire outstanding balance, together with interest thereon, due and payable on the Expiration Date.

         The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.1 of, or as otherwise provided in, the Credit Agreement.

         Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Note and all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in
Section 4.3.1 of, or as otherwise provided in, the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

         Subject to the provisions of the Credit Agreement, interest on this Note will be payable in such manner and on such dates as set forth in the Credit Agreement.

         Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707, in lawful money of the United States of America in immediately available funds.

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

         All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

         Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

         This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

         This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

         IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                NOVACARE EMPLOYEE SERVICES, INC.



                                       By:
Title:                                    Title:

[Seal]

                                EXHIBIT 1.1(P)(1)
                                     FORM OF
              PATENT, TRADEMARK AND COPYRIGHT COLLATERAL ASSIGNMENT


         This Patent, Trademark and Copyright Collateral Assignment (the "Assignment"), dated November 17, 1997, is entered into by and among NOVACARE EMPLOYEE SERVICES, INC., a Delaware corporation (the "Borrower"), each direct and indirect Subsidiary of the Borrower identified in Schedule 1 attached hereto and made a part hereof (together with the Borrower, collectively referred to herein as the "Assignors" and each as an "Assignor"), and PNC BANK, NATIONAL ASSOCIATION (the "Assignee").

         WHEREAS, pursuant to that certain Credit Agreement (as amended, restated, modified or supplemented from time to time, the "Credit Agreement") of even date herewith by and among the Assignors, the Assignee, as Agent, and the Banks (as defined therein), Assignee has agreed to provide certain loans to the Borrower and the Assignors have agreed, among other things, to assign to the Assignee certain patents, trademarks, copyrights and other property as security for such loans and other obligations as more fully described herein.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Credit Agreement.

         2. To secure the payment and performance of all Indebtedness and other obligations of each of the Assignors now or hereafter existing under the Credit Agreement and the other Loan Documents, including, without limitation, principal, interest, fees, expenses, costs and expenses of enforcement, reasonable attorney's fees and expenses, and obligations under indemnification provisions in the Loan Documents (collectively, the "Secured Obligations"), each Assignor hereby grants to the Assignee, its successors and assigns, a security interest in, and subject to Section 7 hereof, assigns and conveys to Assignee, its successors and assigns, all of its right, title and interest of such Assignor in and to all trade names, patent applications, patents, trademark applications, trademarks, copyright registrations and copyrights whether now owned or hereafter acquired by such Assignor in the United States, including, without limitation, those listed on Schedule A hereto, including all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the goodwill of the business to which any of the patents, trademarks and copyrights relate (collectively, the "Patents, Trademarks and Copyrights").

         3. Each Assignor covenants and warrants that, except as set forth on Schedule B hereto:

                  (a) the Patents, Trademarks and Copyrights are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                  (b) to the best of such Assignor's knowledge, each of the Patents, Trademarks and Copyrights of such Assignor is valid and enforceable;

                  (c) except for Permitted Liens, such Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of its Patents, Trademarks and Copyrights, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, shop rights and covenants by each Assignor not to sue third persons;

                  (d) such Assignor has the corporate power and authority to enter into this Assignment and perform its terms;

                  (e) no claim has been made to such Assignor or, to the knowledge of such Assignor, any other person that the use of any of the Patents, Trademarks and Copyrights does or may violate the rights of any third party;

                  (f) such Assignor has used, and will continue to use for the duration of this Assignment, consistent standards of quality in its manufacture of products sold under the Patents, Trademarks and Copyrights; and

                  (g) such Assignor has used, and will continue to use for the duration of this Assignment, proper statutory notice in connection with its use of the Patents, Trademarks and Copyrights.

         4. Except as set forth in Section 6 hereof, each Assignor agrees that, until all of the Secured Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with such Assignor's obligations under this Assignment, without Assignee's prior written consent which shall not be unreasonably withheld.

         5. If, before the Secured Obligations shall have been satisfied in full, any Assignor shall own any new U.S. applications for any Patents, Trademarks or Copyrights such Assignor shall diligently prosecute such applications. The provisions of this Agreement shall automatically apply to any such registration or patents which preissued to such Assignor in connection with such applications, and such Assignor shall give to Assignee prompt notice thereof in writing. Assignors and Assignee agree to modify this Agreement by amending Schedule A to include any such future patents, trademark registrations, or copyrights and the provisions of this Agreement shall apply thereto. Any expenses incurred in connection with such an application shall be borne by such Assignor. No Assignor shall abandon any Patent, Trademark or Copyright without the consent of Assignee, which shall not be unreasonably withheld.

         6. Unless there shall have occurred and be continuing an Event of Default each Assignor has the exclusive, nontransferable right and license under its Patents, Trademarks and

Copyrights to make, have made for it, use and sell the inventions and products disclosed and claimed in the Patents, Trademarks and Copyrights Unless there shall have occurred and be continuing an Event of Default, each Assignor shall have the right to grant any license under any of its Patents, Trademarks and Copyrights in the ordinary course of such Assignor's business. Each Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Assignors in this Paragraph 6, without the prior written consent of Assignee which shall not be unreasonably withheld. Assignee reserves the right upon reasonable notice during normal business hours to inspect the operations and facilities of any Assignor from time to time for the purpose of ensuring that the standards and quality requirements of Assignee are met.

         7. If, and during the period that, the Secured Obligations are declared due and payable pursuant to Section 9.2.1 of the Credit Agreement, Assignor's license under the Patents, Trademarks and Copyrights as set forth in Paragraph 6 shall terminate, Assignee shall have, in addition to all other rights and remedies given it by this Assignment, those allowed by Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks and Copyrights may be located and, without limiting the generality of the foregoing, Assignee may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to such Assignor, all of which are hereby expressly waived, and without advertisement, to transfer or assign, in good faith and without negligence or willful misconduct, the whole or from time to time any part of the Patents, Trademarks and Copyrights, or any interest which such Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents, Trademarks and Copyrights all expenses (including fees and expenses for brokers and attorneys), shall apply the remainder of such proceeds toward the payment of the Secured Obligations as the Assignee, in its sole discretion, shall determine. Any remainder of the proceeds after payment in full of the Secured Obligations shall be paid over to such Assignor. Notice of any transfer or assignment or other disposition of the Patents, Trademarks and Copyrights shall be given to such Assignor at least ten
(10) days before the time of any intended public or private transfer or assignment or other disposition of the Patents, Trademarks and Copyrights is to be made, which each Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such transfer or assignment or other disposition, Assignee may, to the extent permissible under applicable Law, purchase the whole or any part of the Patents, Trademarks and Copyrights sold, free from any right of redemption on the part of any Assignor, which right is hereby waived and released.

         8. If any Event of Default shall have occurred and be continuing, each Assignor hereby authorizes and empowers Assignee to make, constitute and appoint any officer or agent of Assignee, as Assignee may select in its exclusive discretion, as such Assignor's true and lawful attorney-in-fact, with the power to endorse such Assignor's name on all applications, documents, papers and instruments necessary for Assignee to use the Patents, Trademarks and Copyrights, or to grant or issue, on commercially reasonable terms, any exclusive or nonexclusive license under the Patents, Trademarks and Copyrights to any third person, or necessary for Assignee to assign, pledge, convey or otherwise transfer title in or dispose, on commercially reasonable terms, of the Patents, Trademarks and Copyrights to any third Person. Each Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Assignment.

         9. At such time as Assignor shall have indefeasibly paid in full all of the Secured Obligations and the Commitments shall have terminated, this Assignment shall terminate and Assignee shall execute and deliver to Assignors all deeds, assignments and other instruments as may be necessary or proper to re-vest in each Assignor full title to the Patents, Trademarks and Copyrights, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

         10. Each Assignor shall preserve and maintain all rights in the Patents, Trademark and Copyrights, including without limitation the payment of all maintenance fees, renewal fees or taxes.

         11. Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorney's fees and expenses incurred by Assignee in connection with the preparation of this Assignment and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances, the protection, maintenance or preservation of the Patents, Trademarks and Copyrights (in the event that Assignors fail to discharge their duty pursuant to Section 10 or otherwise), or the defense or prosecution of any actions or proceedings arising out of or related to the Patents, Trademarks and Copyrights, shall be borne and paid by Assignors within fifteen (15) days of demand by Assignee, and if not paid within such time, shall be added to the principal amount of the Secured Obligations and shall bear interest at the highest rate prescribed in the Credit Agreement.

         12. Each Assignor shall have the right, with the consent of Assignee, which shall not be unreasonably withheld, to bring suit, action or other proceeding in its own name, and to join Assignee, if necessary, as a party to such suit so long as Assignee is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents, Trademarks and Copyrights and any licenses thereunder. Assignor shall promptly, upon demand, reimburse and indemnify Assignee for all damages, costs and expenses, including reasonable legal fees, incurred by Assignee as a result of such suit or joinder by Assignor.

         13. No course of dealing between any Assignor and Assignee, nor any failure to exercise nor any delay in exercising, on the part of Assignee, any right, power or privilege hereunder or under the Credit Agreement or other Loan Documents shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         14. All of Assignee's rights and remedies with respect to the Patents, Trademarks and Copyrights, whether established hereby or by the Credit Agreement or by any other agreements or by Law, shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Assignment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Assignment in any jurisdiction.

         16. This Assignment is subject to modification only by a writing signed by the parties, except as provided in Paragraph 5.

         17. The benefits and burdens of this Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         18. This Assignment shall be governed by and construed in accordance with the internal Laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles.

         19. Each Assignor hereby irrevocably consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania, and each Assignor waives trial by jury in any action or proceeding with respect to this agreement to the full extent permitted by law.

                        [SIGNATURES APPEAR ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 1 TO PATENT, TRADEMARK AND COPYRIGHT COLLATERAL ASSIGNMENT]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.


ATTEST:                            NOVACARE EMPLOYEE SERVICES, INC.


By:____________________________    By:______________________________
   Secretary                          President



ATTEST:                            EACH ASSIGNOR LISTED ON
                                   SCHEDULE 1, SECTION A


By:___________________________     By:______________________________
   Secretary                          Richard A. McDonald
                                      Vice President of each Assignor listed
                                      on Schedule 1, Section A


ATTEST:                            EACH ASSIGNOR LISTED ON
                                   SCHEDULE 1, SECTION B


By:___________________________     By:______________________________
   Secretary                          Robert C. Campbell
                                      Vice President of each Assignor listed
                                      on Schedule 1, Section B


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:_____________________________
                                   Title:__________________________

                                   SCHEDULE 1
          TO THE PATENT, TRADEMARK AND COPYRIGHT COLLATERAL ASSIGNMENT

                             DATED NOVEMBER 17, 1997

                    PNC BANK, NATIONAL ASSOCIATION, AS AGENT

                        SUBSIDIARY AND STATE OF FORMATION
SECTION A

NovaCare Employee Services Resource One, Inc. (a Florida corporation) NovaCare Employee Services of Orlando, Inc. (a Florida corporation) Professional Insurance Planners of Florida, Inc. (a Florida corporation) NovaCare Administrative Employee Services of New York, Inc. (a New York corporation)
NovaCare Employee Services Northeast, Inc. (a New York corporation) NovaCare Employee Services of Boston, Inc. (a Delaware corporation) NovaCare Employee Services of New York, Inc. (a New York corporation) Staffing Technologies, Inc. (a New York corporation)
NovaCare Employee Services of America, Inc. (a Florida corporation) Employee Benefits Management, Inc. (a Florida corporation)
Employee Services Inc. of North Carolina (a North Carolina corporation) Employers' Risk Management, Inc. (a Florida corporation)
NovaCare Administrative Employee Services, Inc. (a Florida corporation) NovaCare Employee Services Club Staff, Inc. (a Florida corporation) NovaCare Employee Services Easy Staff, Inc. (a Florida corporation) NovaCare Employee Services of Bradenton, Inc. (a Florida corporation) NovaCare Employee Services of Florida, Inc. (a Florida corporation)
Rx One, Inc. (a Florida corporation)
NovaCare Employee Services TPI, Inc. (a New York corporation) ConsulTemps, Inc. (a Virginia corporation)

SECTION B

NCES Finance, Inc. (a Delaware corporation)
NCES Holdings, Inc. (a Delaware corporation)
NCES Licensing, Inc. (a Delaware corporation)

                                   SCHEDULE A
                                       TO
              PATENT, TRADEMARK AND COPYRIGHT COLLATERAL ASSIGNMENT


                     LIST OF REGISTERED PATENTS, TRADEMARKS,
                           TRADE NAMES AND COPYRIGHTS



         NovaCare Employee Services, Inc. licenses U.S. Trademark Registration No. 1,635,791 and U.S. Trademark Registration No. 1,613,340 from NovaMark, Inc. pursuant to a Trade Name and Trademark License Agreement dated February 28, 1997.

                                   SCHEDULE B
                                       TO
              PATENT, TRADEMARK AND COPYRIGHT COLLATERAL ASSIGNMENT


                     LIST OF LIENS, CHARGES AND ENCUMBRANCES
                           OTHER THAN PERMITTED LIENS





                                      NONE

                                EXHIBIT 1.1(P)(2)
                                     FORM OF
                                PLEDGE AGREEMENT
                               (STOCK OF BORROWER)



                  THIS PLEDGE AGREEMENT (the "Agreement"), dated November 17, 1997, is made and entered into by and among NOVACARE, INC., a Delaware corporation (the "Pledgor") and PNC BANK, NATIONAL ASSOCIATION in its capacity as Agent (the "Secured Party").

                  WHEREAS, pursuant to that certain Credit Agreement dated of even date herewith as it may hereafter from time to time be restated, amended, modified or supplemented, (the "Credit Agreement") by and among NovaCare Employee Services, Inc., a Delaware corporation (the "Borrower"), the Guarantors parties thereto, the Secured Party and the Banks parties thereto, the Banks have agreed to provide certain loans to the Borrower; and

                  WHEREAS, the Borrower is a Subsidiary of the Pledgor and will receive certain direct and indirect benefits in connection with the making of the Loans to the Borrower under the Credit Agreement, including, without limitation, the repayment of certain Indebtedness of the Borrower to the Pledgor in connection with the Spin-Off and related transactions;

                  WHEREAS, as security for such loans, and as required by the Credit Agreement, all of the issued and outstanding capital stock of Borrower owned by the Pledgor (whether now existing or hereafter acquired) is to be pledged to the Secured Party for the ratable benefit of the Banks in accordance herewith; and

                  WHEREAS, the Pledgor is the owner of a portion of the issued and outstanding capital stock of the Borrower as more fully set forth on Schedule A hereto.

                  NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1.       Defined Terms.

                  (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in each applicable jurisdiction and as may be amended from time to time (the "Code").

                  (b) "Pledged Collateral" shall mean and include the following:
(i) the securities listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books,
(ii) any and all other securities hereafter pledged to the Secured Party to secure the Secured Obligations (as hereinafter defined) of the Borrower, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, and (iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

         2.       Grant of Security Interests.

                  (a) The Pledgor, as security on a first priority basis for the payment and performance of all Indebtedness and other obligations of every nature owed by the Borrower under the Loan Documents (the "Secured Obligations"), hereby grants to the Secured Party a first priority security interest in all of the Pledgor's now existing and hereafter acquired and/or arising right, title and interest in, to and under the Pledged Collateral owned by the Pledgor, whether now or hereafter existing and wherever located.

                  (b) Upon the execution and delivery of this Agreement, the Pledgor has delivered to and deposited with the Secured Party in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by the Pledgor.

         3.       Further Assurances.

                  Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, the Pledgor shall execute and deliver to the Secured Party all financing statements, continuation financing statements, termination statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in the Pledged Collateral and to fully consummate the transactions contemplated under the Credit Agreement, the other Loan Documents and this Agreement. The Pledgor hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as the Pledgor's true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Secured Party reasonably determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party's security interest in the Pledged Collateral. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly in full paid and the Commitments have terminated.

         4.       Representations and Warranties.

                  The Pledgor hereby represents and warrants to the Secured Party as follows:

                  (a) The Pledgor has, and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time the Pledgor acquires rights in such Pledged Collateral, will have), title to the Pledged Collateral, free and clear of all Liens.

                  (b) The shares of capital stock constituting the Pledged Collateral have been duly authorized and validly issued to the Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute all of the issued and outstanding capital stock of the issuer thereof owned by the Pledgor.

                  (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority.

                  (d) There are no restrictions upon the transfer of the Pledged Collateral and the Pledgor has the power and authority and right to transfer the Pledged Collateral free of any encumbrances and without obtaining the consent of any other Person.

                  (e) The Pledgor has all necessary power to execute, deliver and perform this Agreement and all necessary action to authorize the execution, delivery and performance of this Agreement has been properly taken.

                  (f) There are no actions, suits, or proceedings pending or, to the Pledgor's best knowledge after due inquiry, threatened against or affecting the Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any commissions, board, bureau, agency, department or instrumentality, and the Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which would adversely affect the Pledgor's performance hereunder.

                  (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance or by general equitable principles.

                  (h) Neither the execution and delivery by the Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of the Articles of Incorporation or Bylaws of the Pledgor or any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or any governmental authority to which the Pledgor is subject or any provision of any material agreement, understanding or arrangement to which the Pledgor is a party or by which the Pledgor is bound.

                  (i) The Pledgor's principal place of business and chief executive office is as set forth on the signature page hereto.

                  (j) The Pledgor has received from the Borrower and reviewed a copy of the Credit Agreement.

         5.       General Covenants.

                  The Pledgor hereby covenants and agrees as follows:

                  (a) The Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; the Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by the Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party. The Pledgor shall notify the Secured Party in writing ten (10) days prior to any change in either the address and location of the Pledgor's chief executive office or the address and location of the Pledgor's principal place of business or personal residence.

                  (b) The Pledgor shall pay promptly when due all taxes, assessments, charges and obligations secured by encumbrances and liens now or hereafter imposed upon or affecting any of the Pledged Collateral, provided that, nothing shall require the payment of any such tax, assessment, charge or obligation which is being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Pledgor or which would affect the Pledged Collateral, provided that the Pledgor will pay all such liabilities forthwith upon the commencement of proceeding to foreclose any Lien which may have attached as security therefor.

                  (c) The Pledgor shall appear in and defend any action or proceeding of which the Pledgor is aware which could reasonably be expected to affect the Pledgor's title to, or the Secured Party's interest in, the Pledged Collateral owned by the Pledgor and the proceeds thereof; provided, however, that the Pledgor may settle such actions or proceedings with respect to the Pledged Collateral the Pledgor owns with the consent of the Secured Party, which consent shall not be unreasonably withheld or delayed.

                  (d) The Pledgor shall keep separate, accurate and complete records of the Pledged Collateral owned by the Pledgor, disclosing the Secured Party's security interest hereunder.

                  (e) The Pledgor shall permit the Secured Party, its officers, employees and agents at reasonable times and on reasonable prior notice, in accordance with the terms set forth in Section 8.1.6 of the Credit Agreement, to inspect all books and records related to the Pledged Collateral.

                  (f) To the extent, following the date hereof, the Pledgor acquires any of the rights, property or securities described in the definition of Pledged Collateral, such stock, rights, property or securities shall be, upon such acquisition, pledged to the Secured Party, and the Pledgor shall deliver an updated Schedule A hereto to the Secured Party.

                  (g) During the term of this Agreement, the Pledgor shall not sell, assign, transfer, pledge, grant a security interest, place a lien on or otherwise dispose of the Pledged Collateral except for any sale or transfer of a portion of the Pledged Collateral so long as after giving effect to such sale or transfer no Event of Default or Potential Default has occurred, is continuing or exists.

         6.       Other Rights With Respect to Pledged Collateral.

                  In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party, at its option and at the expense of the Pledgor, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to the Pledgor, as the Secured Party, in its sole discretion, shall determine; and (d) do anything which the Pledgor is required but fails to do hereunder. Following the occurrence of any Event of Default, the proceeds of any collection, sale or other disposition of the Pledged Collateral of Pledgor, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to reasonable attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, in such manner and order as set forth in Section 9.2.5 of the Credit Agreement.

         7.       Additional Remedies Upon Event of Default.

                  Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:

                  The Secured Party may, after ten (10) days' advance notice to the Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor agrees that ten (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for its own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the Pledgor would agree to do so.

         8.       Secured Party's Duties.

                  The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

         9.       No Waiver; Cumulative Remedies.


                  No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. The Pledgor waives any right to require the Secured Party to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

         10.      Assignment.

                  All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of the Pledgor shall bind such Pledgor's successors, assigns heirs, executors or personal representatives; provided, however, the Pledgor may not, assign or transfer any of its rights and obligations hereunder or any interest herein.

         11.      Severability.

                  Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

         12.      Governing Law.

                  This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the Commonwealth of Pennsylvania.

         13.      Notices.

                  The Pledgor agrees that all notices, statements, requests, demands directions and other communications (as used in this Section 13, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names set forth below their names on the signature page hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective
(a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided that notices to the Agent shall not be effective until received. The Pledgor giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the Banks of the receipt by it of any such notice.

         14.      Specific Performance.

                  The Pledgor acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the other Loan Documents, because the Secured Party's remedies at law for failure of the Pledgor to comply with the provisions hereof relating to the Secured Party's rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications the Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the Pledgor has appointed the Secured Party its attorney-in-fact, and (v) to enforce the Secured Party's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, Pledgor agrees that each such provision hereof may be specifically enforced.

         15.      Dividends; Voting Rights in Respect of the Pledged Collateral.

                  So long as no Event of Default shall occur and be continuing under the Credit Agreement, Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that the Pledgor will not exercise or will refrain from exercising any such right, as the case may be, if such action would be inconsistent with the covenants and obligations of the Borrower under the Credit Agreement and the other Loan Documents or would have a material adverse effect on the value of any Pledged Collateral. So long as no Event of Default has occurred and is continuing, any lawful dividends paid in cash to Pledgor in respect of the Pledged Collateral may be used or applied by the Pledgor for any lawful purpose not prohibited by the Credit Agreement.

         16.      Entire Agreement; Amendments.

                  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by the Pledgor. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party and the Pledgor.

         17.      Counterparts.


                  This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

         18.      Descriptive Headings.

                  The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.

         19.      Limited Recourse.

                  Absent fraud, gross negligence or willful misconduct by the Pledgor, the Secured Party's sole recourse against the Pledgor for the Secured Obligations, shall be limited to the Pledged Collateral.

         20.      Limitation of Liability.

                TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY THE PLEDGOR OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND THE PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         21.      CONSENT TO FORUM; WAIVER OF JURY TRIAL.

                  THE PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO PLEDGOR AT THE ADDRESSES PROVIDED FOR ON THE SIGNATURE PAGE HERETO AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. THE PLEDGOR AND THE SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.


                         [SIGNATURES BEGIN ON NEXT PAGE]

              [SIGNATURE PAGE 1 OF 1 TO THE STOCK PLEDGE AGREEMENT]

                             (Stock of the Borrower)



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                 SECURED PARTY:

                                 PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks

                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------





                                 PLEDGOR:

                                 NOVACARE, INC.

                                 By:
                                    --------------------------------------------
                                      Vice President



                                 Principal Place of Business and Chief Executive
                                 Office:

                                 1016 West Ninth Avenue
                                 King of Prussia, PA 19406

                                   SCHEDULE A

                                       TO

                             STOCK PLEDGE AGREEMENT
                             (STOCK OF THE BORROWER)

                        DESCRIPTION OF PLEDGED COLLATERAL




                                                                                Type of Stock; Percentage of
                                                                                ----------------------------
Pledgor                          No. of Shares            Certificate No.       Total Outstanding Shares
-------                          -------------            ---------------       ----------------------------
NovaCare, Inc.                     19,400,000                   50              Common;
                                                                                75.07%

                                EXHIBIT 1.1(P)(2)
                                     FORM OF
                                PLEDGE AGREEMENT
                          (SUBSIDIARIES PLEDGING STOCK)

           THIS PLEDGE AGREEMENT (the "Agreement"), dated November 17, 1997, is made and entered into by and between each Subsidiary of NovaCare Employee Services, Inc. a Delaware corporation (the "Borrower") identified on Schedule 1 attached hereto and made a part hereof (collectively the "Pledgors" and each individually a "Pledgor") and PNC BANK, NATIONAL ASSOCIATION in its capacity as Agent (the "Secured Party").

           WHEREAS, pursuant to that certain Credit Agreement dated of even date herewith as it may hereafter from time to time be restated, amended, modified or supplemented, (the "Credit Agreement") by and among the Borrower, the Guarantors parties thereto, the Secured Party and the Bank parties thereto, the Banks have agreed to provide certain loans to the Borrower; and

           WHEREAS, as security for such loans, and as required by the Credit Agreement, all of the issued and outstanding capital stock of each Subsidiary of each Pledgor (whether now existing or hereafter acquired) is to be pledged to the Secured Party for the ratable benefit of the Banks in accordance herewith; and

           WHEREAS, each Pledgor owns all of the outstanding capital stock of its Subsidiaries as more fully set forth on Schedule A hereto.

           NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

      1.    Defined Terms.

            (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in each applicable jurisdiction and as may be amended from time to time (the "Code").

            (b) "Pledged Collateral" shall mean and include the following: (i) the securities listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged to the Secured Party to secure the Secured Obligations (as hereinafter defined) of the Pledgors or their subsidiaries, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books,, and (iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

      2.    Grant of Security Interests.

            (a) Each Pledgor, to secure the payment and performance of all Indebtedness and other obligations of every nature it owes under the Guaranty Agreement to which it is a party and under the other Loan Documents to which it is a party (the "Secured Obligations"), hereby grants to the Secured Party a first priority security interest in all of such Pledgor's now existing and hereafter acquired and/or arising right, title and interest in, to and under the Pledged Collateral owned by such Pledgor, whether now or hereafter existing and wherever located.

            (b) Upon the execution and delivery of this Agreement, each Pledgor has delivered to and deposited with the Secured Party in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by the such Pledgor.

      3.    Further Assurances.

            Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, each Pledgor shall execute and deliver to the Secured Party all financing statements, continuation financing statements, termination statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in the Pledged Collateral and to fully consummate the transactions contemplated under the Credit Agreement, the other Loan Documents and this Agreement. Each Pledgor hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as such Pledgor's true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Secured Party reasonably determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party's security interest in the Pledged Collateral. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly in full paid and the Commitments have terminated.

      4.     Representations and Warranties.


            Each Pledgor hereby represents and warrants to the Secured Party as follows:

            (a) Pledgor has, and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have), title to the Pledged Collateral, free and clear of all Liens.

            (b) The shares of capital stock constituting the Pledged Collateral have been duly authorized and validly issued to the Pledgor owning such shares (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute all of the issued and outstanding capital stock of the issuer thereof owned by such Pledgor.

            (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority.

            (d) There are no restrictions upon the transfer of the Pledged Collateral and Pledgor has the power and authority and right to transfer the Pledged Collateral free of any encumbrances and without obtaining the consent of any other Person.

            (e) Pledgor has all necessary power to execute, deliver and perform this Agreement and all necessary action to authorize the execution, delivery and performance of this Agreement has been properly taken.

            (f) There are no actions, suits, or proceedings pending or, to the Pledgor's best knowledge after due inquiry, threatened against or affecting the Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any commissions, board, bureau, agency, department or instrumentality, and Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which would adversely affect the Pledgor's performance hereunder.

            (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance or by general equitable principles.

            (h) Neither the execution and delivery by the Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of the Articles of Incorporation or Bylaws of the Pledgor or any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or any governmental authority to which the Pledgor is subject or any provision of any material agreement, understanding or arrangement to which the Pledgor is a party or by which the Pledgor is bound.

            (i) The Pledgor's principal place of business and chief executive office, or residence address, is as set forth on the signature page hereto.

      5.    General Covenants.

            In addition to any covenants and agreements of any of the Pledgors set forth in the other Loan Documents, which are incorporated herein by reference, each Pledgor hereby jointly and severally covenant and agree as follows:

            (a) Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party. Pledgor shall notify the Secured Party in writing ten (10) days prior to any change in either the address and location of such Pledgor's chief executive office or the address and location of Pledgor's principal place of business.

            (b) Pledgor shall pay promptly when due all taxes, assessments, charges and obligations secured by encumbrances and liens now or hereafter imposed upon or affecting any of the Pledged Collateral, provided that, nothing shall require the payment of any such tax, assessment, charge or obligation which is being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of Pledgor or which would affect the Pledged Collateral, provided that the Pledgor will pay all such liabilities forthwith upon the commencement of proceeding to foreclose any Lien which may have attached as security therefor.

            (c) Pledgor shall appear in and defend any action or proceeding of which Pledgor is aware which could reasonably be expected to affect Pledgor's title to, or the Secured Party's interest in, the Pledged Collateral owned by Pledgor and the proceeds thereof; provided, however, that Pledgor may settle such actions or proceedings with respect to the Pledged Collateral Pledgor owns with the consent of the Secured Party, which consent shall not be unreasonably withheld or delayed.

            (d) Pledgor shall keep separate, accurate and complete records of the Pledged Collateral owned by Pledgor, disclosing the Secured Party's security interest hereunder.

            (e) Pledgor shall permit the Secured Party, its officers, employees and agents at reasonable times and on reasonable prior notice, in accordance with the terms set forth in Section 8.1.6 of the Credit Agreement, to inspect all books and records related to the Pledged Collateral.

            (f) To the extent, following the date hereof, Pledgor acquires any of the rights, property or securities described in the definition of Pledged Collateral, such stock, rights, property or securities shall be, upon such acquisition, pledged to the Secured Party, and Pledgor shall deliver an updated Schedule A hereto to the Secured Party.

            (g) Except as expressly permitted by the Credit Agreement, during the term of this Agreement, Pledgor shall not sell, assign, transfer, pledge, grant a security interest, place a lien on or otherwise dispose of the Pledged Collateral or any portion thereof.

      6.    Other Rights With Respect to Pledged Collateral.

            In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party, at its option and at the expense of the Pledgors, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to any Pledgor, as the Secured Party, in its sole discretion, shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder. Following the occurrence of any Event of Default, the proceeds of any collection, sale or other disposition of the Pledged Collateral of Pledgor, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to reasonable attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, in such manner and order as set forth in Section 9.2.5 of the Credit Agreement.

      7.    Additional Remedies Upon Event of Default.

            Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:

            The Secured Party may, after ten (10) days' advance notice to the Pledgors, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Each Pledgor agrees that ten (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for its own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit a Pledgor to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if such Pledgors would agree to do so.

      8.    Secured Party's Duties.

            The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

      9.    No Waiver; Cumulative Remedies.

            No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. Each Pledgor waives any right to require the Secured Party to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

      10.   Assignment.

            All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of the Pledgors shall bind such Pledgor's successors, and assigns; provided, however, the Pledgors may not assign or transfer any of their rights and obligations hereunder or any interest herein.

      11.   Severability.

            Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

      12.   Governing Law.

            This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the Commonwealth of Pennsylvania.

      13.   Notices.

                  Each Pledgor agrees that all notices, statements, requests, demands directions and other communications (as used in this Section 13, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names set forth below their names on the signature page hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective
(a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided that notices to the Agent shall not be effective until received. Any Pledgor giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the Banks of the receipt by it of any such notice.

      14.   Specific Performance.

            Each Pledgor acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the other Loan Documents, because the Secured Party's remedies at law for failure of the Pledgors to comply with the provisions hereof relating to the Secured Party's rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications the Pledgors are required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the Pledgors have appointed the Secured Party its attorney-in-fact, and (v) to enforce the Secured Party's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, each Pledgor agrees that each such provision hereof may be specifically enforced.

      15.   Dividends; Voting Rights in Respect of the Pledged Collateral.

            So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such right, as the case may be, if such action would be inconsistent with the covenants and obligations of the Borrower under the Credit Agreement and the other Loan Documents or would have a material adverse effect on the value of any Pledged Collateral. So long as no Event of Default has occurred and is continuing, any lawful dividends paid in cash to a Pledgor in respect of the Pledged Collateral may be used or applied by such Pledgor for any lawful purpose not prohibited by the Credit Agreement.

      16.   Entire Agreement; Amendments.

            This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by the Pledgors. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party and each of the Pledgors.

      17.   Counterparts.

            This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

      18.   Descriptive Headings.

            The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.

      19.   Limitation of Liability.

           TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY PLEDGOR OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE

OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.



                         [SIGNATURES BEGIN ON NEXT PAGE]

                                   SCHEDULE 1

                             TO THE PLEDGE AGREEMENT
                          (Subsidiaries Pledging Stock)

                             DATED NOVEMBER 17, 1997

                    PNC BANK, NATIONAL ASSOCIATION, AS AGENT



                        SUBSIDIARY AND STATE OF FORMATION

NovaCare Employee Services Resource One, Inc. (a Florida corporation) NovaCare Employee Services Easy Staff, Inc. (a Florida corporation) NovaCare Employee Services of America, Inc. (a Florida corporation) NovaCare Employee Services TPI, Inc. (a New York corporation)

              [SIGNATURE PAGE 1 OF 1 TO THE STOCK PLEDGE AGREEMENT]
                          (Subsidiaries Pledging Stock)

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                         SECURED PARTY:

                         PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks

                         By:_________________________________________
                         Title:______________________________________




                         PLEDGORS:

                         EACH PLEDGOR LISTED ON SCHEDULE 1

                         By:_________________________________________
                             Richard A. McDonald
                             Vice President of each Pledgor listed on Schedule 1

                                   SCHEDULE A

                                       TO

                             STOCK PLEDGE AGREEMENT
                          (SUBSIDIARIES PLEDGING STOCK)

                        DESCRIPTION OF PLEDGED COLLATERAL

                               Subsidiary                No. of    Certificate   Type of Stock; Percentage of
Pledgor                       being Pledged              Shares        No.       Total Outstanding Shares
-------                       -------------              ------        ---       ------------------------
NovaCare Employee        NovaCare Administrative             1            4      Common;
Services TPI, Inc.       Employee Services of New                                100%
                         York, Inc.

NovaCare Employee        NovaCare Employee Services          1            4      Common;
Services TPI, Inc.       Northeast, Inc.                                         100%


NovaCare Employee        NovaCare Employee Services          1            2      Common;
Services TPI, Inc.       of Boston, Inc.                                         100%


NovaCare Employee        NovaCare Employee Services          1            5      Common;
Services TPI, Inc.       of New York, Inc.                                       100%

NovaCare Employee        Staffing Technologies, Inc.         1            5      Common;
Services TPI, Inc.                                                               100%

NovaCare Employee        NovaCare Employee Services     50,000            4      Common;
Services Resource One,   of Orlando, Inc.                                        100%
Inc.

NovaCare Employee        Professional Insurance            250            4      Common;
Services Resource One,   Planners of Florida, Inc.                               100%
Inc.

                               Subsidiary               No. of     Certificate   Type of Stock; Percentage of
Pledgor                       being Pledged             Shares         No.       Total Outstanding Shares
-------                       -------------             ------         ---       ------------------------
NovaCare Employee        NovaCare Employee Services     428,747         12       Common;
Services of America,     Club Staff, Inc.                                        100%
Inc.

NovaCare Employee        NovaCare Employee Services     428,747         12       Common;
Services of America,     Easy Staff, Inc.                                        100%
Inc.

NovaCare Employee        NovaCare Employee Services          50          2       Common;
Services of America,     of Bradenton, Inc.                                      100%
Inc.

NovaCare Employee        NovaCare Employee Services     428,747         12       Common;
Services of America,     of Florida, Inc.                                        100%
Inc.

NovaCare Employee        Employee Benefits              428,747         13       Common;
Services of America,     Management, Inc.                                        100%
Inc.

NovaCare Employee        Employee Services Inc. of      428,747         12       Common;
Services of America,     North Carolina                                          100%
Inc.

NovaCare Employee        Employers' Risk Management,    428,747         12       Common;
Services of America,     Inc.                                                    100%
Inc.

NovaCare Employee        ConsulTemps, Inc.                1,000          7       Common;
Services Easy Staff,                                                             100%
Inc.

                                EXHIBIT 1.1(P)(2)
                                     FORM OF
                                PLEDGE AGREEMENT
                       (STOCK OF SUBSIDIARIES OF BORROWER)


            THIS PLEDGE AGREEMENT (the "Agreement"), dated November 17, 1997, is made and entered into by and among NOVACARE EMPLOYEE SERVICES, INC., a Delaware corporation (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION in its capacity as Agent (the "Secured Party").

            WHEREAS, pursuant to that certain Credit Agreement dated of even date herewith as it may hereafter from time to time be restated, amended, modified or supplemented, (the "Credit Agreement") by and among the Borrower, the Guarantors parties thereto, the Secured Party and the Bank parties thereto, the Banks have agreed to provide certain loans to the Borrower; and

            WHEREAS, as security for such loans, and as required by the Credit Agreement, all of the issued and outstanding capital stock of each subsidiaries of the Borrower (whether now existing or hereafter acquired) is to be pledged to the Secured Party for the ratable benefit of the Banks in accordance herewith; and

            WHEREAS, the Borrower owns all of the issued and outstanding capital stock of each of its Subsidiaries as more fully set forth on Schedule A hereto.

            NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

      1.     Defined Terms.

            (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in each applicable jurisdiction and as may be amended from time to time (the "Code").

            (b) "Pledged Collateral" shall mean and include the following: (i) the securities listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged to the Secured Party to secure the Secured Obligations (as hereinafter defined) of the Borrower, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, and (iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

      2.     Grant of Security Interests.

            (a) The Borrower, as security on a first priority basis for the payment and performance of all Indebtedness and other obligations of every nature owed by the Borrower under the Loan Documents (the "Secured Obligations"), hereby grants to the Secured Party a first priority security interest in all of the Borrower's now existing and hereafter acquired and/or arising right, title and interest in, to and under the Pledged Collateral owned by the Borrower, whether now or hereafter existing and wherever located.

            (b) Upon the execution and delivery of this Agreement, the Borrower has delivered to and deposited with the Secured Party in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by the Borrower.

      3.     Further Assurances.

            Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, the Borrower shall execute and deliver to the Secured Party all financing statements, continuation financing statements, termination statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in the Pledged Collateral and to fully consummate the transactions contemplated under the Credit Agreement, the other Loan Documents and this Agreement. The Borrower hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as the Borrower's true and lawful attorney with power to sign the name of such Borrower on all or any of the Security Documents which the Secured Party reasonably determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party's security interest in the Pledged Collateral. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly in full paid and the Commitments have terminated.

      4.     Representations and Warranties.

            In addition to the representations and warranties of the Borrower set forth in the Loan Documents which are incorporated herein by reference, the Borrower hereby represents and warrants to the Secured Party as follows:

            (a) The Borrower has, and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time the Borrower acquires rights in such Pledged Collateral, will have), title to the Pledged Collateral, free and clear of all Liens.

            (b) The shares of capital stock constituting the Pledged Collateral have been duly authorized and validly issued to the Borrower (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute all of the issued and outstanding capital stock of the issuer thereof owned by the Borrower.

            (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority.

            (d) There are no restrictions upon the transfer of the Pledged Collateral and the Borrower has the power and authority and right to transfer the Pledged Collateral free of any encumbrances and without obtaining the consent of any other Person.

            (e) The Borrower has all necessary power to execute, deliver and perform this Agreement and all necessary action to authorize the execution, delivery and performance of this Agreement has been properly taken.

            (f) There are no actions, suits, or proceedings pending or, to the Borrower's best knowledge after due inquiry, threatened against or affecting the Borrower with respect to the Pledged Collateral, at law or in equity or before or by any commissions, board, bureau, agency, department or instrumentality, and the Borrower is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which would adversely affect the Borrower's performance hereunder.

            (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance or by general equitable principles.

            (h) Neither the execution and delivery by the Borrower of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of the Articles of Incorporation or Bylaws of the Borrower or any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or any governmental authority to which the Borrower is subject or any provision of any material agreement, understanding or arrangement to which the Borrower is a party or by which the Borrower is bound.

            (i) The Borrower's principal place of business and chief executive office is as set forth on the signature page hereto.

      5.     General Covenants.

            The Borrower hereby covenants and agrees as follows:

            (a) The Borrower shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; the Borrower shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by the Borrower, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party. The Borrower shall notify the Secured Party in writing ten (10) days prior to any change in either the address and location of the Borrower's chief executive office or the address and location of the Borrower's principal place of business or personal residence.

            (b) The Borrower shall pay promptly when due all taxes, assessments, charges and obligations secured by encumbrances and liens now or hereafter imposed upon or affecting any of the Pledged Collateral, provided that, nothing shall require the payment of any such tax, assessment, charge or obligation which is being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Borrower or which would affect the Pledged Collateral, provided that the Borrower will pay all such liabilities forthwith upon the commencement of proceeding to foreclose any Lien which may have attached as security therefor.

            (c) The Borrower shall appear in and defend any action or proceeding of which the Borrower is aware which could reasonably be expected to affect the Borrower's title to, or the Secured Party's interest in, the Pledged Collateral owned by the Borrower and the proceeds thereof; provided, however, that the Borrower may settle such actions or proceedings with respect to the Pledged Collateral the Borrower owns with the consent of the Secured Party, which consent shall not be unreasonably withheld or delayed.

            (d) The Borrower shall keep separate, accurate and complete records of the Pledged Collateral owned by the Borrower, disclosing the Secured Party's security interest hereunder.

            (e) The Borrower shall permit the Secured Party, its officers, employees and agents at reasonable times and on reasonable prior notice, in accordance with the terms set forth in Section 8.1.6 of the Credit Agreement, to inspect all books and records related to the Pledged Collateral.

            (f) To the extent, following the date hereof, the Borrower acquires any of the rights, property or securities described in the definition of Pledged Collateral, such stock, rights, property or securities shall be, upon such acquisition, pledged to the Secured Party, and the Borrower shall deliver an updated Schedule A hereto to the Secured Party.

            (g) Except as expressly permitted by the Credit Agreement, during the term of this Agreement, the Borrower shall not sell, assign, transfer, pledge, grant a security interest, place a lien on or otherwise dispose of the Pledged Collateral, or any portion thereof.

      6.     Other Rights With Respect to Pledged Collateral.

            In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party, at its option and at the expense of the Borrower, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to the Borrower, as the Secured Party, in its sole discretion, shall determine; and (d) do anything which the Borrower is required but fails to do hereunder. Following the occurrence of any Event of Default, the proceeds of any collection, sale or other disposition of the Pledged Collateral of Borrower, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to reasonable attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, in such manner and order as set forth in Section 9.2.5 of the Credit Agreement.

      7.     Additional Remedies Upon Event of Default.

            Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:

            The Secured Party may, after ten (10) days' advance notice to the Borrower, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Borrower agrees that ten (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Borrower recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for its own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the Borrower would agree to do so.

      8.     Secured Party's Duties.

            The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

      9.     No Waiver; Cumulative Remedies.

            No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. The Borrower waives any right to require the Secured Party to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

      10.    Assignment.

            All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of the Borrower shall bind such Borrower's successors,

\

assigns heirs, executors or personal representatives; provided, however, the Borrower may not, assign or transfer any of its rights and obligations hereunder or any interest herein.

      11.    Severability.

            Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

      12.    Governing Law.

            This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the Commonwealth of Pennsylvania.

      13.    Notices.

                  The Borrower agrees that all notices, statements, requests, demands directions and other communications (as used in this Section 13, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names set forth below their names on the signature page hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective
(a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex, (d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided that notices to the Agent shall not be effective until received. The Borrower giving any notice to any Loan Party shall simultaneously send a copy thereof to the Agent, and the Agent shall promptly notify the Banks of the receipt by it of any such notice.

      14.    Specific Performance.

            The Borrower acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the other Loan Documents, because the Secured Party's remedies at law for failure of the Borrower to comply with the provisions hereof relating to the Secured Party's rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications the Borrower is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the Borrower has appointed the Secured Party its attorney-in-fact, and (v) to enforce the Secured Party's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, Borrower agrees that each such provision hereof may be specifically enforced.

      15.    Dividends; Voting Rights in Respect of the Pledged Collateral.

            So long as no Event of Default shall occur and be continuing under the Credit Agreement, Borrower may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that the Borrower will not exercise or will refrain from exercising any such right, as the case may be, if such action would be inconsistent with the covenants and obligations of the Borrower under the Credit Agreement and the other Loan Documents or would have a material adverse effect on the value of any Pledged Collateral. So long as no Event of Default has occurred and is continuing, any lawful dividends paid in cash to Borrower in respect of the Pledged Collateral may be used or applied by the Borrower for any lawful purpose not prohibited by the Credit Agreement.

      16.    Entire Agreement; Amendments.

            This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by the Borrower. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party and the Borrower.

      17.    Counterparts.

            This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

      18.    Descriptive Headings.

            The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.

      19.    Limitation of Liability.

           TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY THE BORROWER OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE

OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.


                         [SIGNATURES BEGIN ON NEXT PAGE]

              [SIGNATURE PAGE 1 OF 1 TO THE STOCK PLEDGE AGREEMENT]
                     (Stock of Subsidiaries of the Borrower)

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                  SECURED PARTY:

                                  PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks

                                  By:_______________________________________
                                  Title:____________________________________




                                  BORROWER:

                                  NOVACARE EMPLOYEE SERVICES, INC.

                                  By:_______________________________________
                                     President


                                  Principal Place of Business and Chief
                                  Executive Office:

                                  2621 Van Buren Avenue
                                  Norristown, PA 19403

                                   SCHEDULE A

                                       TO

                             STOCK PLEDGE AGREEMENT
                     (STOCK OF SUBSIDIARIES OF THE BORROWER)

                        DESCRIPTION OF PLEDGED COLLATERAL

                                  No. of Shares                         Type of Stock;
Subsidiary of the                   owned by                          Percentage of Total
Borrower being Pledged            the Borrower     Certificate No.    Outstanding Shares
----------------------            ------------     ---------------    ------------------
NovaCare Employee Services          100,000               4           Common;
Resource One, Inc.                                                    100%

NovaCare Employee Services            6,261              11           Common;
TPI, Inc.                                                             100%

                                      4,850               3           Preferred;
                                                                      100%

NovaCare Employee Services of       428,747              19           Common;
America, Inc.                                                         100%

RX One, Inc.                        100,000               3           Common;
                                                                      100%

NCES Finance, Inc.                      100               1           Common;
                                                                      100%

NCES Holdings, Inc.                     100               1           Common;
                                                                      100%

NCES Licensing, Inc.                    100               1           Common;
                                                                      100%

                                EXHIBIT 1.1(P)(3)
                            SUBORDINATION PROVISIONS


                                 1. DEFINITIONS

           The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for purposes of this Exhibit 1.1(P)(3) shall have the respective meanings specified in Section 1 of this Exhibit 1.1(P)(3), and other defined terms used within Exhibit 1.1(P)(3) shall have the meanings as otherwise set forth in the Credit Agreement.

           "Credit Agreement" means that certain Credit Agreement by and among NovaCare Employee Services Inc., a Delaware corporation, the Guarantors (as defined therein), the Banks (as defined therein) and PNC Bank, National Association, as Agent for the Banks, dated as of November 17, 1997, as the same may be supplemented, or amended from time to time, including all schedules and exhibits thereto.

           "Senior Bank Debt" means all principal, interest, fees, expenses and other obligations under the Credit Agreement, as such agreement may be restated, amended, supplemented, modified or replaced from time to time hereafter, together with any refunding or replacement thereof.

           "Senior Debt" means the Senior Bank Debt and all obligations under or arising out of the Guaranty Agreements, all whether currently outstanding or hereafter created, incurred or assumed (including, but not limited to interest thereon, that arises or accrues after the commencement of bankruptcy proceedings by or against any Loan Party). Senior Debt shall continue to constitute Senior Debt for all purposes and the provisions of Section 2 of this Exhibit 1.1(P)(3) shall continue to apply to such Senior Debt, notwithstanding the fact that such Senior Debt, or any claim in respect thereof, shall be disallowed, avoided or subordinated due to a determination that such Senior Debt or claim is a fraudulent conveyance pursuant to the provisions of the United States Bankruptcy Code or other applicable law.


                                2. SUBORDINATION

      2.1 Indebtedness Subordinated to Senior Debt. The Loan Parties covenant and agree, and the holder of [subordinated Indebtedness], by such holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Section 2 of this Exhibit 1.1(P)(3), the Indebtedness represented by the [subordinated Indebtedness], and the payment of the principal of and interest (whether by redemption or otherwise) on the [subordinated Indebtedness], is hereby expressly made subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt.

           This Section 2 of this Exhibit 1.1(P)(3) shall constitute a continuing offer to all persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and they or each of them may enforce such provisions.

      2.2 Payment Over of Proceeds Upon Dissolution; Etc. Upon any distribution of assets of the Loan Parties or any Loan Party in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Loan Party or to its creditors, as such, or to its assets, or
(b) any liquidation, dissolution or other winding up of any Loan Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party, then and in any such event the holders of Senior Debt shall be entitled to receive indefeasible payment in full of all amounts due or to become due (whether or not an event of default has occurred thereunder or the maturity of such Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of all Senior Debt before the holders of the [subordinated Indebtedness] are entitled to receive any payment on account of principal of, interest on or otherwise in respect of the [subordinated Indebtedness], and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Loan Parties being subordinated to the payment of the [subordinated Indebtedness], which may be payable or deliverable in respect of the [subordinated Indebtedness] in any such case, proceeding, dissolution, liquidation or other winding up or event.

           If, notwithstanding the foregoing provisions of this Section 2 of this Exhibit 1.1(P)(3), the holder of any [subordinated Indebtedness] shall have received any payment or distribution of assets of any Loan Party of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Loan Parties being subordinated to the payment of the [subordinated Indebtedness] before all Senior Debt is indefeasibly paid in full, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Loan Parties or any Loan Party, as the case may be, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full.

           For purposes of this Section only, the words "cash, property or securities" shall not be deemed to include securities of a Loan Party as reorganized or readjusted, or securities of a Loan Party or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated at least to the extent provided in this Section 2 of this Exhibit 1.1(P)(3) with respect to the [subordinated Indebtedness] to the payment of all Senior Debt which may at the time be outstanding; provided, however, that (i) all of the Senior Debt is assumed by the new corporation or corporations, if any, resulting from any such reorganization or adjustment, and
(ii) the rights and claims of the holders of the Senior Debt are not, without the consent of such holders, altered or impaired by such reorganization or readjustment and all defaults with respect to such Senior Debt are waived or cured.

      2.3 Standstill; Prior Payment of Senior Debt Upon Acceleration of Subordinated Indebtedness. Notwithstanding any provision herein or in any other writing or agreement to the contrary, the holder of the [subordinated Indebtedness] shall not, unless all Senior Debt shall have been declared due and payable by acceleration of maturity pursuant to the terms thereof or otherwise, without the prior written consent of the holders of the Senior Debt, commence, prosecute or participate in, prior to the expiration of one year after the occurrence of any default under the loan document evidencing the [subordinated Indebtedness] which is a ground for acceleration of the [subordinated Indebtedness] (the "Sub-Debt Default Date"), any suit, action or proceeding against any Loan Party with respect to the [subordinated Indebtedness], or assert, collect or enforce, or take any action to foreclose or realize upon, prior to the Sub-Debt Default Date, any security interest, lien or encumbrance on any property of any Loan Party pursuant to any security agreements, pledge agreements, mortgages, lien instruments or other documents which secure the [subordinated Indebtedness] or take any action which might result in a payment in contravention of any provision of Section 2 of this Exhibit 1.1(P)(3) until the Senior Debt shall have been indefeasibly paid in full, and any such security agreements, pledge agreements, mortgages, lien instruments or other documents shall contain the subordination provisions set forth in this Exhibit 1.1(P)(3).

           Upon the occurrence of any default under the loan document evidencing the [subordinated Indebtedness], the holder of the [subordinated Indebtedness] shall notice the holders of the Senior Debt, in writing, at the address and by the means as specified in the Credit Agreement.

           If any [subordinated Indebtedness] is declared due and payable before its stated maturity, then and in such event the holders of the Senior Debt outstanding at the time such [subordinated Indebtedness] so becomes due and payable shall be entitled to receive indefeasible payment in full of all amounts due or to become due on or in respect of all such Senior Debt (whether or not an event of default has occurred thereunder or the maturity of such Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holders of the [subordinated Indebtedness] are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Loan Parties being subordinate to the payment of the [subordinated Indebtedness] by the Loan Parties on account of the principal of or interest on the [subordinated Indebtedness].

           If, notwithstanding the foregoing, the Loan Parties shall make any payment to any holder of any [subordinated Indebtedness] prohibited by the foregoing provisions of this Section, such payment shall be paid over and delivered forthwith to the holders of the Senior Debt but only to the extent that, upon notice from a holder of [subordinated Indebtedness] to the holders of the Senior Debt that such prohibited payment has been made, the holders of the Senior Debt notify such holder of [subordinated Indebtedness] of the amounts then due and owing on the Senior Debt, if any, and only such amount so notified to such holder of [subordinated Indebtedness] shall be paid to the holders of the Senior Debt.

           The provisions of this Section shall not apply to any payment with respect to which Section 2.2 of this Exhibit 1.1(P)(3) would be applicable.

      2.4 No Payment When Senior Debt in Default. In the event and during the continuation of any default in the payment of principal of or interest on any Senior Debt or if any other default with respect to any Significant Senior Debt (as defined below) shall have occurred and be continuing which permits (or with notice or lapse of time, or both, would permit) the holders of such Significant Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Significant Senior Debt due and payable prior to the date on which it would otherwise have become due and payable or such a default would result from or exist after giving effect to a payment with respect to the [subordinated Indebtedness], and if the holder of any Senior Debt gives written notice of such default to the holder of [subordinated Indebtedness] and designates the same as a "Senior Default Notice" hereunder, unless and until such default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or if any judicial proceeding shall be pending with respect to any such default in payment or other default, no payment (including any payment which may be payable by reason of the payment of any other Indebtedness of the Loan Parties being subordinated to the payment of the [subordinated Indebtedness]) shall be made by the Loan Parties on account of principal of, interest on or otherwise in respect of the [subordinated Indebtedness] or on account of the purchase or other acquisition of [subordinated Indebtedness]. As used herein, the term "Significant Senior Debt" means, so long as the Credit Agreement shall remain outstanding, only Senior Bank Debt and any Guaranty Agreements issued thereunder.

           So long as any Senior Bank Debt or any commitment to lend pursuant to the Credit Agreement is outstanding, no Loan Party shall make any optional redemption or defeasance or other redemption of the [subordinated Indebtedness] without the written consent of the Bank.

           If, notwithstanding the foregoing, a Loan Party makes any payment to the holder of any [subordinated Indebtedness] prohibited by the foregoing provisions of this Section, such payment shall be paid over and delivered forthwith to the holders of the Senior Debt but only to the extent that, upon notice from the holder of the [subordinated Indebtedness] to the holders of the Senior Debt that such prohibited payment has been made, the holders of the Senior Debt notify the holder of the [subordinated Indebtedness] of the amounts then due and owing on the Senior Debt, if any, and only such amount so notified to the holder of the [subordinated Indebtedness] shall be paid to the holders of Senior Debt.

           The provisions of this Section shall not apply to any payment with respect to which Section 2.2 of this Exhibit 1.1(P)(3) would be applicable.

      2.5 Payment Permitted if No Default. Nothing contained in this Section or elsewhere in this [subordination agreement] or in any of the [subordinated Indebtedness] shall prevent any Loan

Party, at any time except during the pendency of any of the conditions described in Sections 2.2, 2.3, 2.4, other than as provided in Section 2.4, from making payments at any time of principal of or interest on the [subordinated Indebtedness].

      2.6 Subrogation to Rights of Holders of Senior Debt. Subject to the indefeasible payment in full of all Senior Debt, the holder of the [subordinated Indebtedness] shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Section to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Loan Parties or any of them applicable to the Senior Debt until the principal of and interest on the [subordinated Indebtedness] shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holder of the [subordinated Indebtedness] would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to the holders of Senior Debt by the holder of the [subordinated Indebtedness] shall, as between the Loan Parties or any of them, their creditors other than holders of Senior Debt, and the holders of the [subordinated Indebtedness], be deemed to be a payment or distribution by any Loan Party to or on account of the [subordinated Indebtedness].

      2.7 Provisions Solely to Define Relative Rights. The provisions of this Section are and are intended solely for the purpose of defining the relative rights of the holders of the [subordinated Indebtedness], on the one hand, and the holders of Senior Debt, on the other hand. Nothing contained in this Section or elsewhere in this [subordination agreement] or in the [subordinated Indebtedness] is intended to or shall impair, as between the Loan Parties or any of them, their creditors other than the holders of Senior Debt and the holders of the [subordinated Indebtedness], the obligation of the Loan Parties or any of them, which is absolute and unconditional, to pay to the holders of the [subordinated Indebtedness] the principal of and interest on the [subordinated Indebtedness] as and when the same shall become due and payable in accordance with their terms and which, subject to the rights under this [subordination agreement] of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Loan Parties, or is intended to or shall affect the relative rights against the Loan Parties of the holders of the [subordinated Indebtedness] and creditors of the Loan Parties other than the holders of Senior Debt, nor shall anything herein or therein prevent the holder of the [subordinated Indebtedness] from exercising all remedies otherwise permitted by applicable law upon default under this [subordination agreement], subject to the rights, if any, under this Section of the holders of Senior Debt to receive cash, property or securities otherwise payable or deliverable to such holder of [subordinated Indebtedness].

      2.8 Proof of Claim. The holders of Senior Debt are hereby authorized to file an appropriate proof of claim or debt for and on behalf of the holder of the [subordinated Indebtedness] and such holder of the [subordinated Indebtedness] hereby appoints the holders of Senior Debt or their representative or representatives the attorney-in-fact of the holder of the [subordinated Indebtedness] for such purposes.

      2.9 No Waiver of Subordination Provisions. No right of any current or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Loan Parties or any of them or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Loan Parties or any of them with the terms, provisions and covenants of this [subordination agreement], regardless of any knowledge thereof any such holder may have or be otherwise charged with. The holder of [subordinated Indebtedness] by its acceptance thereof agrees that, so long as there is Indebtedness outstanding or commitments to lend in effect under this [subordination agreement], such holder of [subordinated Indebtedness] shall not agree to compromise, release, forgive or otherwise discharge the obligations of the Loan Parties or any of them with respect to the [subordinated Indebtedness] without the prior written consent of the holders of the Senior Debt.

           Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holder of the [subordinated Indebtedness], without incurring responsibility to the holder of the [subordinated Indebtedness] and without impairing or releasing the subordination provided in this Section 2 of this Exhibit 1.1(P)(3) or the obligations hereunder of the holders of the [subordinated Indebtedness] to the holders of the Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment, renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Loan Parties or any of them and any other person.

      2.10 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Loan Parties or any Loan Party, the holder of the [subordinated Indebtedness] shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the holders of [subordinated Indebtedness], for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other Indebtedness of the Loan Parties, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this [subordination agreement].

                                 EXHIBIT 1.1(S)
                                     FORM OF
                               SECURITY AGREEMENT
                                   (BORROWER)


         THIS SECURITY AGREEMENT is dated as of November 17, 1997, and is made by and between NOVACARE EMPLOYEE SERVICES, INC., a Delaware corporation, (the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under that certain Credit Agreement referred to below (the "Agent").

                                WITNESSETH THAT:

         WHEREAS, pursuant to that certain Credit Agreement (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") of even date herewith among the Borrower, the Guarantors party thereto, the Banks party thereto, and the Agent, the Banks have agreed to make certain loans to the Borrower;

         WHEREAS, the obligations of the Banks to make Loans under the Credit Agreement are subject to the condition, among others, that the Borrower secure its obligations to the Agent and the Banks under the Credit by the grant of security interests in the Collateral, as defined and more fully set forth herein; and

         WHEREAS, the Borrower is (or will be with respect to after-acquired property) the legal and beneficial owner and holder of the Collateral (as defined in Section 1 hereof), and has agreed to grant a security interest in such Collateral to the Agent on the terms and conditions set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree as follows:

         1. Definitions. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

                  (a) "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

                  (b) "Collateral" shall mean all of the Borrower's right, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

                           (i) all general intangibles of the Borrower,
                  including general intangibles now in existence and those that shall hereafter arise;

                           (ii) all accounts of the Borrower, including accounts
                  now in existence and those that shall hereafter arise;

                           (iii) all inventory of the Borrower, including
                  inventory which it now owns and that which it shall hereafter acquire;

                           (iv) all chattel paper of the Borrower, including
                  chattel paper which it now owns and that which it shall hereafter acquire;

                           (v) all investment property of the Borrower,
                  including investment property which it now owns and that which it shall hereafter acquire;

                           (vi) all equipment (including fixtures) of the
                  Borrower, including equipment which it now owns and that which it shall hereafter acquire;

                           (vii) all documents of the Borrower, including
                  documents which it now owns and those which it shall hereafter acquire;

                           (viii) all instruments, letters of credit and advices
                  of credit of the Borrower, including those which it now owns and those which it shall hereafter acquire;

                           (ix) all other property of the Borrower at any time
                  delivered to or in the possession of the Agent;

                           (x) any property the Borrower has given or may give
                  in the future to the Agent to secure the Secured Indebtedness; and

                           (xi) all additions to and substitutions for, and
                  products and proceeds (including insurance proceeds whether or not the Agent is the loss payee thereof) of, any of the properties mentioned in clauses (i) through (x) above, or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of such properties.

                  Without limiting the generality of the foregoing, the term "Collateral" shall expressly include all royalty, licensing and know-how agreements, all patents, copyrights, trademarks, tradenames, service marks, trade secrets, know-how, goodwill, computer software, computer programs, tapes, discs and other documents or transcribed information of any type, whether expressed in ordinary or machine readable language.

                  (c) "Secured Indebtedness" shall mean, collectively, (i) all obligations, including all Indebtedness, whether of principal, interest, fees, expenses or otherwise, of the Borrower to the Banks, whether now existing or hereafter incurred under the Credit Agreement or any of the Loan Documents, as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Banks, (ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Banks or any one of them, or the Agent, in the collection of any of the obligations referred to in clause (i) above; and (iii) any advances made, subsequent to an Event of Default, by the Banks or any one of them, or the Agent, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

         2. Assignment and Grant of Security Interests. As security for the due and punctual payment and performance of the Secured Indebtedness in full, the Borrower hereby agrees that the Agent shall have, and the Borrower hereby grants to and creates in favor of the Agent, for the benefit of the Agent and the Banks as their respective interests may appear, a continuing first priority security interest in and to the Collateral subject only to Permitted Liens. Without limiting the generality of Section 4 below, the Borrower further agrees that with respect to each item of Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or
(ii) the perfection of a valid and enforceable security interest therein under the Code cannot be accomplished either by the Agent or the Banks taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Borrower, the Borrower will at its expense execute and deliver to the Agent such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against the Borrower and all third parties to secure the Secured Indebtedness.

         3. Representations and Warranties. The Borrower represents, warrants and covenants to the Agent that:

                  (a) The Borrower is the legal and beneficial owner and holder of the Collateral and the Borrower has and will continue to have good and marketable title to the Collateral which the Borrower purports to own or which is reflected as owned in its books and records.

                  (b) The Borrower has received value from each of the Banks for the Borrower's grant of a security interest hereunder and, except for the security interest granted to and created in favor of the Agent hereunder and any Permitted Liens, all of such Collateral is and will continue to be free and clear of all Liens.

                  (c) The Borrower has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by the Borrower. This Security Agreement constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                  (d) Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) will conflict with or result in any breach of the terms and conditions of the articles of incorporation or by-laws of the Borrower or of any Law or of any material agreement or instrument to which the Borrower is a party or by which it is bound or to which it is subject, (ii) will constitute a default thereunder or (iii) will result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of the Borrower (other than Liens granted to the Agent on behalf of the Banks under the Loan Documents).

         4. Further Assurances. The Borrower will, from time to time, at its expense, faithfully preserve and protect the Agent's security interest in the Collateral as a continuing first priority perfected security interest, subject only to Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Agent, execute, deliver, file and record all such other documents and instruments, including financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect or protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder, the Borrower agrees to execute and deliver such further documents and instruments and do such further acts as the Agent may from time to time require.

         5. Covenants. The Borrower covenants and agrees that (a) it will maintain in good condition and repair and shall protect and preserve its Collateral and such Collateral will be insured in accordance with Section 8.1.3 of the Credit Agreement; (b) it will not sell, assign or otherwise dispose of any portion of its Collateral except sales or dispositions as permitted in
Section 8.2.7 of the Credit Agreement; (c) it will obtain and maintain sole and exclusive possession of its Collateral; (d) it will maintain and keep its chief executive office, the location of the Collateral and the location of the records pertaining thereto, at the location(s) specified on Schedule 1 hereto, or at such other location as it may reasonably designate from time to time by prior written notice to the Agent; (e) it will keep materially accurate and complete books and records concerning its Collateral and such other books and records as may be required under the Credit Agreement; (f) it will promptly furnish to each Bank such information and documents relating to its Collateral as the Agent may reasonably request in order to confirm the status of the Agent's security interest in such Collateral; (g) it will not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of its Collateral or in a violation of this Security Agreement; (h) it will not, without the prior written consent of the Agent, waive or release any material obligation of any party to any material part of its Collateral, except in the ordinary course of Borrower's business or in connection with the disposition of assets permitted under the Credit Agreement;
(i) it will execute and deliver to the

Agent and record such supplements to this Security Agreement and additional assignments as the Agent reasonably may request to evidence and confirm the security interest herein contained; and (j) it will cause each of its Subsidiaries which may hereafter be created or acquired to enter into and become a party and signatory to that certain Security Agreement (Guarantors) dated as of even date herewith, and do all such acts and things and execute, deliver and file all such documents and instruments as the Agent may deem necessary and desirable to create and perfect a first priority perfected security interest in the Collateral of such Subsidiary.

         6. Preservation of Security Interests. The Borrower assumes full responsibility for taking and hereby agrees to take any and all necessary steps to preserve and defend the Agent's right, title and security interest in and to the Collateral against the claims and demands of all persons. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in the Agent's possession if, prior to the existence of an Event of Default or Potential Default, the Agent takes such action for that purpose as the Borrower shall reasonably request in writing, provided that such requested action will not, in the judgment of the Agent, impair the security interest in the Collateral created hereby or the Agent's rights in, or the value of, the Collateral, and provided further that such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

         7. Agent's Rights with Respect to the Collateral. At any time and from time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Borrower, the Agent may, at its option, do any or all of the following: (a) do anything which the Borrower is required but fail to do hereunder, and in particular the Agent may, if any of the Borrower fails to do so, (i) insure or take any reasonable steps to protect the Collateral, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral, or (iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of any of the Notes and other liabilities of the Borrower secured by this Security Agreement; (b) inspect the Collateral at any reasonable time, in accordance with the terms set forth in Section 8.1.6 of the Credit Agreement; and (c) pay any amounts the Agent reasonably elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral, either directly to the payee(s) of such cost, fee or charge, directly to the Borrower, or to such payee(s) and the Borrower jointly.

         8. Remedies on Default. If there shall have occurred and be continuing an Event of Default under the terms of the Credit Agreement, then the Agent shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Security Agreement, including to the extent not inconsistent with the provisions of the Code, the right to take over and collect all or any of Borrower's accounts and all or any of the other Collateral which consists of amounts owing to the Borrower. To this end, the Agent shall have the right to
(a) cause the Borrower to establish and maintain a lockbox account (the "Lockbox") located at the Agent in Pittsburgh, PA 15222 with respect to all accounts and accounts receivable or the Borrower (b) transfer all or any part of any of the Collateral into the Agent's name or into the name of its nominee or nominees and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof; (c) notify the obligors on the Collateral, whether accounts or otherwise, to make payment thereon directly to the Agent or to the Lockbox, as the Agent so directs, whether or not the Borrower was theretofore making collections thereon; (d) take control of and manage all or any Collateral; (e) apply to the payment of the Secured Indebtedness, whether it be due and payable or not, any moneys, including cash dividends and income from any Collateral, now or hereafter in the hands of the Agent, on deposit or otherwise, belonging to the Borrower, in accordance with Section 9 hereof; (f) direct any insurer to make payment of any insurance proceeds, directly to the Agent, and apply such moneys to the payment of the Secured Indebtedness in accordance with Section 9 hereof; (g) receive, open and dispose of all mail addressed to the Borrower and notify postal authorities to change the address for delivery thereof to such address as the Agent may designate; (h) endorse the name of the Borrower upon any checks or other evidences of payment or any document or instrument that may come into the possession of the Agent as proceeds of or relating to the Collateral; (i) demand, sue for, collect, compromise and give acquittances for any and all Collateral; (j) prosecute, defend or compromise any action, claim or proceeding with respect to any Collateral; (k) notify the debtors of the Borrower of the assignment of their debts and direct them to make payment to the Agent; and (l) take such other action as the Agent may deem appropriate, including extending or modifying the terms of payment of the debtors of the Borrower. In addition, upon the occurrence of an Event of Default, the Borrower, at the request of the Agent, shall assemble all or any portion of the Collateral at such locations as the Agent shall designate which are reasonably convenient to the Borrower, and the Agent may, with the consent of the Required Banks, sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner, as the Agent may determine, and apply the proceeds so received in accordance with Section 9 hereof. Written notice of sale mailed by certified mail, return receipt requested, to the Borrower, at least ten (10) days prior to such sale shall be deemed reasonable notice.

                  In the event of a breach by the Borrower in the performance of any of the terms of this Security Agreement, the Agent may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of each of the Agent and the Banks at law may not fully compensate each of the Agent and the Banks for the damages they may suffer in the event of a breach hereof.

         9. Application of Proceeds. The security interests in the Collateral granted to and created in favor of the Agent by this Security Agreement shall be for the benefit of the each of the Agent and the Banks as their respective interests in the Secured Indebtedness may appear. Each of the rights, privileges and remedies provided to the Agent hereunder or otherwise by law with respect to the Collateral shall be exercised by the Agent only for the benefit of each of the Agent and the Banks as such interests may appear, and any Collateral or proceeds thereof held or realized upon at any time by the Agent shall inure to the benefit of each of the Agent and the Banks as their respective interests in the Secured Indebtedness may appear and shall be applied after the occurrence of an Event of Default as set forth in Section 9.2.5 of the Credit Agreement.

The Borrower shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the any of the Agent or the Banks are entitled.

         10. Attorneys-in-Fact. The Borrower hereby irrevocably appoints the Agent, its officers, employees and agents, or any of them, as attorneys-in-fact, with full power of substitution, for the Borrower for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney being given for security is coupled with an interest and irrevocable. The Borrower hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

         11. Indemnity and Expenses.

                  (a) The Borrower unconditionally agrees to indemnify the each of the Agent and the Banks from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Agent on behalf of the Banks.

                  (b) The Borrower unconditionally agrees upon demand to pay to each of the Agent and the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of their counsel, which the Agent or any of the Banks may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Banks hereunder or (iv) the failure by the Borrower to perform or observe any of the provisions hereof.

         12. Security Interest Absolute; Waiver of Notices. All rights of the Agent and the Banks hereunder, all security interests hereunder, and all obligations of the Borrower hereunder shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any of the other Loan Documents; (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or any of the other Loan Documents; (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Indebtedness; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any grantor or any third party mortgagors, pledgors or grantors of security interests.

         13. Termination. Upon the indefeasible payment in full in cash of the Secured Indebtedness and termination of the Credit Agreement and the Commitments, this Security Agreement shall terminate and be of no further force and effect, and the Agent, at the Borrower's expense, shall thereupon promptly return to the Borrower such of its Collateral and such other documents delivered by the Borrower hereunder as may then be in the Agent's possession. Upon any such termination, the Agent will, at the Borrower's expense, execute and deliver to the Borrower such documents as that Borrower shall reasonably request to evidence such termination. The Agent, upon request of the Borrower, shall release the Agent's security interest in any of the Collateral which is sold prior to the occurrence of an Event of Default (but not the proceeds thereof), provided such sale is permitted by, and made in accordance with, the provisions of the Credit Agreement.

         14. Modifications, Amendments and Waivers. Any and all agreements amending or changing any provision of this Security Agreement or the rights of any of the Agent, the Banks or the Borrower hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Borrower hereunder shall be made only pursuant to the provisions of Section
11.1 of the Credit Agreement.

         15. No Implied Waivers; Cumulative Remedies. No course of dealing and no failure or delay on the part of the Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Agent hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Agent under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

         16. Notices. All notices, statements, requests, demands and other communications given to or made upon the Borrower, any of the Agent or the Banks in accordance with the provisions of this Security Agreement shall be given or made as provided in Section 11.6 of the Credit Agreement.

         17. Severability. The Borrower agrees that the provisions of this Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

         18. Governing Law. This Security Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the internal laws of said Commonwealth, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to any particular Collateral, is governed by the laws of a jurisdiction other than the law of the Commonwealth of Pennsylvania.

         19. Successors and Assigns. This Security Agreement shall be freely assignable and transferable by the Agent in connection with the assignment or transfer of the Secured Indebtedness; provided, however, the duties and obligations of the Borrower may not be delegated or transferred by the Borrower, without the written consent of the Required Banks. The rights and privileges of the Agent and each of the Banks shall inure to their benefit and the benefit of their respective successors and assigns (as permitted under the Credit Agreement), and the duties and obligations of the Borrower shall bind the Borrower and its successors and assigns. Except to the extent otherwise required by the context of this Security Agreement, the word "Banks" where used in this Security Agreement shall include, without limitation, any holder of a Note, or assignee of an interest therein, originally issued to a Bank under the Credit Agreement, and each such holder of a Note, or assignee of an interest therein, shall be bound by and have the benefits of this Security Agreement to the same extent as if such holder had been a signatory hereto.

         20. Counterparts. This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         21. Consent to Jurisdiction; Waiver of Jury Trial. The Borrower hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower at the address set forth or referred to in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof. The Borrower waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE AGENT AND THE BANKS AND THE BORROWER WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.


                         [SIGNATURES BEGIN ON NEXT PAGE]

                [SIGNATURE PAGE 1 OF 1 TO THE SECURITY AGREEMENT]

         WITNESS the due execution hereof as of the day and year first above written.


                                PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks



                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------


                                NOVACARE EMPLOYEE SERVICES, INC.


                                By:
                                   --------------------------------------------
                                     President

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT
                                   (BORROWER)

                             Collateral Information
                                       for
                        NOVACARE EMPLOYEE SERVICES, INC.

         Collateral and books and records located at chief executive office at 2621 Van Buren Avenue, Norristown, PA 19403.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania - Montgomery County

                                 EXHIBIT 1.1(S)
                                     FORM OF
                               SECURITY AGREEMENT
                                  (GUARANTORS)


         THIS SECURITY AGREEMENT is dated as of November 17, 1997, and is made by and among each of the Subsidiaries of NOVACARE EMPLOYEE SERVICES, INC., a Delaware corporation, (the "Borrower"), listed on Schedule 1 hereto (being collectively referred to herein as the "Grantors" and each as a "Grantor"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under that certain Credit Agreement referred to below (the "Agent").

                                WITNESSETH THAT:

         WHEREAS, pursuant to that certain Credit Agreement (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") of even date herewith among the Borrower, the Guarantors party thereto, the Banks party thereto, and the Agent, the Banks have agreed to make certain loans to the Borrower and the Guarantors have guaranteed such loans and other obligations;

         WHEREAS, the obligations of the Banks to make Loans under the Credit Agreement are subject to the condition, among others, that the Borrower secure its obligations to the Agent and the Banks under the Credit Agreement and each Guarantor (each of which is a Grantor hereunder) secure its obligations to the Agent and the Banks under the Guaranty Agreement by the grant of security interests in the Collateral, as defined and more fully set forth herein; and

         WHEREAS, each Grantor is (or will be with respect to after-acquired property) the legal and beneficial owner and holder of its respective Collateral (as defined in Section 1 hereof), and has agreed to grant a security interest in such Collateral to the Agent on the terms and conditions set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree as follows:

         1. Definitions. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

                  (a) "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

                  (b) "Collateral" shall mean, in the case of each Grantor, all of its right, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

                           (i) all general intangibles of the Grantor, including
                  general intangibles now in existence and those that shall hereafter arise;

                           (ii) all accounts of the Grantor, including accounts
                  now in existence and those that shall hereafter arise;

                           (iii) all inventory of the Grantor, including
                  inventory which it now owns and that which it shall hereafter acquire;

                           (iv) all chattel paper of the Grantor, including
                  chattel paper which it now owns and that which it shall hereafter acquire;

                           (v) all investment property of the Grantor, including
                  investment property which it now owns and that which it shall hereafter acquire;

                           (vi) all equipment (including fixtures) of the
                  Grantor, including equipment which it now owns and that which it shall hereafter acquire;

                           (vii) all documents of the Grantor, including
                  documents which it now owns and those which it shall hereafter acquire;

                           (viii) all instruments, letters of credit and advices
                  of credit of the Grantor, including those which it now owns and those which it shall hereafter acquire;

                           (ix) all other property of the Grantor at any time
                  delivered to or in the possession of the Agent;

                           (x) any property the Grantor has given or may give in
                  the future to the Agent to secure the Secured Indebtedness;
                  and

                           (xi) all additions to and substitutions for, and
                  products and proceeds (including insurance proceeds whether or not the Agent is the loss payee thereof) of, any of the properties mentioned in clauses (i) through (x) above, or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of such properties.

                           Without limiting the generality of the foregoing, the
                  term "Collateral" shall expressly include all royalty, licensing and know-how agreements, all patents, copyrights, trademarks, tradenames, service marks, trade secrets, know-how, goodwill, computer software, computer programs, tapes, discs and other documents or transcribed information of any type, whether expressed in ordinary or machine readable language.

                  (c) "Secured Indebtedness" shall mean, collectively, (i) all obligations, including all Indebtedness, whether of principal, interest, fees, expenses or otherwise, of each Guarantor to the Banks, whether now existing or hereafter incurred under the Credit Agreement, the Guaranty Agreement or any of the other Loan Documents, as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Banks, (ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Banks or any one of them, or the Agent, in the collection of any of the obligations referred to in clause (i) above; and
(iii) any advances made, subsequent to an Event of Default, by the Banks or any one of them, or the Agent, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

         2. Assignment and Grant of Security Interests. Each Grantor hereby agrees that the Agent shall have as security for the due and punctual payment and performance of the Secured Indebtedness in full, and each Grantor hereby grants to and creates in favor of the Agent, for the benefit of the Agent and the Banks as their respective interests may appear, a continuing first priority security interest in and to each Grantor's respective Collateral subject only to Permitted Liens. Without limiting the generality of Section 4 below, each Grantor further agrees that with respect to each item of Collateral as to which
(i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or (ii) the perfection of a valid and enforceable security interest therein under the Code cannot be accomplished either by the Agent or the Banks taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Grantor, such Grantor will at its expense execute and deliver to the Agent such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against the Grantor and all third parties to secure the Secured Indebtedness.

         3. Representations and Warranties. Each Grantor jointly and severally represents, warrants and covenants to the Agent that:

                  (a) Such Grantor is the legal and beneficial owner and holder of its respective Collateral and such Grantor has and will continue to have good and marketable title to the Collateral which such Grantor purports to own or which is reflected as owned in its books and records.

                  (b) Each Grantor has received value from each of the Banks for such Grantor's grant of a security interest hereunder and, except for the security interest granted to and created in favor of the Agent hereunder and any Permitted Liens, all of such Collateral is and will continue to be free and clear of all Liens.

                  (c) Such Grantor has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by such Grantor. This Security Agreement constitutes the legal, valid and binding obligations of such Grantor, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

                  (d) Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) will conflict with or result in any breach of the terms and conditions of the articles of incorporation or by-laws of such Grantor or of any Law or of any material agreement or instrument to which such Grantor is a party or by which it is bound or to which it is subject, (ii) will constitute a default thereunder or (iii) will result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of such Grantor (other than Liens granted to the Agent on behalf of the Banks under the Loan Documents).

         4. Further Assurances. Each Grantor will, from time to time, at its expense, faithfully preserve and protect the Agent's security interest in such Grantor's Collateral as a continuing first priority perfected security interest, subject only to Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Agent, execute, deliver, file and record all such other documents and instruments, including financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to such Grantor's Collateral, and pay all filing fees and taxes related thereto as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect or protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder, each Grantor agrees to execute and deliver such further documents and instruments and do such further acts as the Agent may from time to time require.

         5. Covenants. Each Grantor jointly and severally covenants and agrees that (a) it will maintain in good condition and repair and shall protect and preserve its Collateral and such Collateral will be insured in accordance with
Section 8.1.3 of the Credit Agreement; (b) it will not sell, assign or otherwise dispose of any portion of its Collateral except sales or dispositions as permitted in Section 8.2.7 of the Credit Agreement; (c) it will obtain and maintain sole and exclusive possession of its Collateral; (d) it will maintain and keep its chief executive office, the location of the Collateral and the location of the records pertaining thereto, at the location(s) specified on
Schedule 2 hereto, or at such other location as it may reasonably designate from time to time by prior written notice to the Agent; (e) it will keep materially accurate and complete books and records concerning its Collateral and such other books and records as may be required under the Credit Agreement; (f) it will promptly furnish to each Bank such information and documents relating to its Collateral as the Agent may reasonably request in order to confirm the status of the Agent's security interest in such Collateral; (g) it will not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of its Collateral or in a violation of this Security Agreement; (h) it will not, without the prior written consent of the Agent, waive or release any material obligation of any party to any material part of its Collateral, except in the ordinary course of Grantor's business or in connection with the disposition of assets permitted under the Credit Agreement;
(i) it will execute and deliver to the Agent and record such supplements to this Security Agreement and additional assignments as the Agent reasonably may request to evidence and confirm the security interest herein contained; and (j) it will cause each of its Subsidiaries which may hereafter be created or acquired to enter into and become a party and signatory to this Security Agreement and do all such acts and things and execute, deliver and file all such documents and instruments as the Agent may deem necessary and desirable to create and perfect a first priority perfected security interest in the Collateral of such Subsidiary.

         6. Preservation of Security Interests. Each Grantor assumes full responsibility for taking and hereby agrees to take any and all necessary steps to preserve and defend the Agent's right, title and security interest in and to such Grantor's Collateral against the claims and demands of all persons. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of a Grantor's Collateral in the Agent's possession if, prior to the existence of an Event of Default or Potential Default, the Agent takes such action for that purpose as such Grantor shall reasonably request in writing, provided that such requested action will not, in the judgment of the Agent, impair the security interest in such Grantor's Collateral created hereby or the Agent's rights in, or the value of, such Collateral, and provided further that such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

         7. Agent's Rights with Respect to the Collateral. At any time and from time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Grantors, the Agent may, at its option, do any or all of the following: (a) do anything which the Grantors are required but fail to do hereunder, and in particular the Agent may, if any of the Grantors fail to do so, (i) insure or take any reasonable steps to protect the Collateral of any Grantor, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral of any Grantor, or (iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of any of the Notes and other liabilities of the Borrower secured by this Security Agreement; (b) inspect the Collateral of any Grantor at any reasonable time, in accordance with the terms set forth in Section 8.1.6 of the Credit Agreement; and (c) pay any amounts the Agent reasonably elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral of any Grantor, either directly to the payee(s) of such cost, fee or charge, directly to the Grantor or Grantors in question, or to such payee(s) and such Grantor or Grantors jointly.

         8. Remedies on Default. If there shall have occurred and be continuing an Event of Default under the terms of the Credit Agreement, then the Agent shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Security Agreement, including to the extent not inconsistent with the provisions of the Code, the right to take over and collect all or any of Grantor's accounts and all or any of the other Collateral which consists of amounts owing to any Grantor. To this end, the Agent shall have the right to (a) cause all or any Grantor to establish and maintain a lockbox account (the "Lockbox") located at the Agent in Pittsburgh, PA 15222 with respect to all accounts and accounts receivable of such Grantor; (b) transfer all or any part of any of Grantor's Collateral into the Agent's name or into the name of its nominee or nominees and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof; (c) notify the obligors on any of Grantor's Collateral, whether accounts or otherwise, to make payment thereon directly to the Agent or to the Lockbox, as the Agent so directs, whether or not the Grantor was theretofore making collections thereon; (d) take control of and manage all or any Collateral of any Grantor; (e) apply to the payment of the Secured Indebtedness, whether it be due and payable or not, any moneys, including cash dividends and income from any Collateral of any Grantor, now or hereafter in the hands of the Agent, on deposit or otherwise, belonging to any Grantor, in accordance with Section 9 hereof; (f) direct any insurer to make payment of any insurance proceeds, directly to the Agent, and apply such moneys to the payment of the Secured Indebtedness in accordance with Section 9 hereof;
(g) receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Agent may designate; (h) endorse the name of the Grantor upon any checks or other evidences of payment or any document or instrument that may come into the possession of the Agent as proceeds of or relating to such Grantor's Collateral;
(i) demand, sue for, collect, compromise and give acquittances for any and all Collateral of any Grantor; (j) prosecute, defend or compromise any action, claim or proceeding with respect to any Collateral of any Grantor; (k) notify the debtors of any Grantor of the assignment of their debts and direct them to make payment to the Agent; and (l) take such other action as the Agent may deem appropriate, including extending or modifying the terms of payment of the debtors of any Grantors. In addition, upon the occurrence of an Event of Default, each Grantor, at the request of the Agent, shall assemble all or any portion of such Grantor's Collateral at such locations as the Agent shall designate which are reasonably convenient to such Grantor, and the Agent may, with the consent of the Required Banks, sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner, as the Agent may determine, and apply the proceeds so received in accordance with Section 9 hereof. Written notice of sale mailed by certified mail, return receipt requested, to the Grantor whose Collateral is to be sold, at least ten (10) days prior to such sale shall be deemed reasonable notice.

                  In the event of a breach by any of the Grantors in the performance of any of the terms of this Security Agreement, the Agent may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of each of the Agent and the Banks at law may not fully compensate each of the Agent and the Banks for the damages they may suffer in the event of a breach hereof.

         9. Application of Proceeds. The security interests in the Collateral granted to and created in favor of the Agent by this Security Agreement shall be for the benefit of the each of the Agent and the Banks as their respective interests in the Secured Indebtedness may appear. Each of the rights, privileges and remedies provided to the Agent hereunder or otherwise by law with respect to the Collateral shall be exercised by the Agent only for the benefit of each of the Agent and the Banks as such interests may appear, and any Collateral or proceeds thereof held or realized upon at any time by the Agent shall inure to the benefit of each of the Agent and the Banks as their respective interests in the Secured Indebtedness may appear and shall be applied after the occurrence of an Event of Default as set forth in Section 9.2.5 of the Credit Agreement. The Grantors shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the any of the Agent or the Banks are entitled.

         10. Attorneys-in-Fact. Each of the Grantors hereby irrevocably appoints the Agent, its officers, employees and agents, or any of them, as attorneys-in-fact, with full power of substitution, for such Grantor for the purpose of carrying out the provisions of this Security Agreement and at any time an Event of Default or Potential Default exists, taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney being given for security is coupled with an interest and irrevocable. Each Grantor hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

         11.       Indemnity and Expenses.

                  (a) The Grantors unconditionally and jointly and severally agree to indemnify the each of the Agent and the Banks from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Agent on behalf of the Banks.

                  (b) The Grantors unconditionally and jointly and severally agree upon demand to pay to each of the Agent and the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of their counsel, which the Agent or any of the Banks may incur in connection with
(i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Banks hereunder or (iv) the failure by the Grantors to perform or observe any of the provisions hereof.

         12. Security Interest Absolute; Waiver of Notices. All rights of the Agent and the Banks hereunder, all security interests hereunder, and all obligations of the Grantors hereunder shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any of the other Loan Documents; (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or any of the other Loan Documents; (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Indebtedness; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or any third party mortgagors, pledgors or grantors of security interests. Each Grantor (other than the Borrower with respect to notices otherwise provided for in the Credit Agreement) waives any and all notice with respect to acceptance by the Banks of this Security Agreement, the provisions of the Credit Agreement, the Notes or any of the other Loan Documents or any other note, instrument or agreement relating to the Secured Indebtedness, and any default in connection with the Secured Indebtedness. Each Grantor (other than the Borrower with respect to notices otherwise provided for in the Credit Agreement) waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and any other notice of any kind in connection with the Secured Indebtedness.

         Each Grantor waives and agrees not to enforce any of the rights of such Grantor against the Borrower or any other Grantor, including: (i) any right of such Grantor to be subrogated in whole or in part to any right or claim with respect to any Secured Indebtedness or any portion thereof to any of the Agent or the Banks which might otherwise arise from payment by any Grantor to any of the Agent or the Banks on the account of the Secured Indebtedness or any portion thereof; and (ii) any right of any Grantor to require the marshalling of assets of the Borrower or any other Grantor which might otherwise arise from payment by any Grantor to any of the Agent or the Banks on account of the Secured Indebtedness or any portion thereof. If any amount shall be paid to any Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for the benefit of, the Agent on behalf of the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Secured Indebtedness, whether matured or unmatured in accordance with the terms of the Credit Agreement. Each Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

         13. Termination. Upon the indefeasible payment in full in cash of the Secured Indebtedness and termination of the Credit Agreement and the Commitments, this Security Agreement shall terminate and be of no further force and effect, and the Agent, at the Grantors' expense, shall thereupon promptly return to each Grantor such of its Collateral and such other documents delivered by each Grantor hereunder as may then be in the Agent's possession. Upon any such termination, the Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as that Grantor shall reasonably request to evidence such termination. The Agent, upon request of any Grantor, shall release the Agent's security interest in any of such Grantor's Collateral which is sold prior to the occurrence of an Event of Default (but not the proceeds thereof), provided such sale is permitted by, and made in accordance with, the provisions of the Credit Agreement.

         14. Modifications, Amendments and Waivers. Any and all agreements amending or changing any provision of this Security Agreement or the rights of any of the Agent, the Banks or the Grantors hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Grantors hereunder shall be made only pursuant to the provisions of Section 11.1 of the Credit Agreement, except that any amendment or change that affects less than all of the Grantors shall be effective with the written consent of the affected Grantors.

         15. No Implied Waivers; Cumulative Remedies. No course of dealing and no failure or delay on the part of the Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Agent hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Agent under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

         16. Notices. All notices, statements, requests, demands and other communications given to or made upon the Grantors, any of the Agent or the Banks in accordance with the provisions of this Security Agreement shall be given or made as provided in Section 11.6 of the Credit Agreement.

         17. Severability.

             (a) Each Grantor agrees that the provisions of this Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                 (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction; and

                 (ii) if this Agreement would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of a Grantor under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the aggregate amount of such liability shall, without any further action by any of the Agent or the Banks, such Grantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

             (b) If the grant of a security interest hereunder by any one or more Grantors is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

                 (i) the validity and enforceability of the security interest granted hereunder by any other Grantor, which shall continue in full force and effect in accordance with its terms; or

                 (ii) the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

         18. Governing Law. This Security Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the internal laws of said Commonwealth, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to any particular Collateral, is governed by the laws of a jurisdiction other than the law of the Commonwealth of Pennsylvania.

         19. Successors and Assigns. This Security Agreement shall be freely assignable and transferable by the Agent in connection with the assignment or transfer of the Secured Indebtedness; provided, however, the duties and obligations of the Grantors may not be delegated or transferred by the Grantors, without the written consent of the Required Banks. The rights and privileges of the Agent and each of the Banks shall inure to their benefit and the benefit of their respective successors and assigns (as permitted under the Credit Agreement), and the duties and obligations of the Grantors shall bind the Grantors and their respective successors and assigns. Except to the extent otherwise required by the context of this Security Agreement, the word "Banks" where used in this Security Agreement shall include, without limitation, any holder of a Note, or assignee of an interest therein, originally issued to a Bank under the Credit Agreement, and each such holder of a Note, or assignee of an interest therein, shall be bound by and have the benefits of this Security Agreement to the same extent as if such holder had been a signatory hereto.

         20. Election. Each Grantor acknowledges that the Agent may, in its sole discretion, elect to exercise its rights under this Security Agreement against any one or more of the Grantors, or the Collateral of any one or more of the Grantors, without any duty or responsibility to pursue any other Grantor, and that such an election by the Agent shall not be a defense to any action the Agent may elect to take against any one or more of the Grantors.

         21. Counterparts. This Security Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         22. Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY GRANTOR OR ANY OTHER PERSON AGAINST THE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GRANTOR HEREBY WAIVES,

RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  23. Consent to Jurisdiction; Waiver of Jury Trial. Each of the Grantors hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Grantors at the addresses set forth or referred to in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Each of the Grantors waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE AGENT AND THE BANKS AND EACH OF THE GRANTORS WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.


                         [SIGNATURES BEGIN ON NEXT PAGE]

                [SIGNATURE PAGE 1 OF 1 TO THE SECURITY AGREEMENT]

         WITNESS the due execution hereof as of the day and year first above written.


                                PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks



                                By:______________________________
                                Title:


                                EACH GRANTOR LISTED ON SCHEDULE 1, SECTION A


                                By: _____________________________
                                      Richard A. McDonald
                                    Vice President of each Grantor listed on
                                       Schedule 1, Section A


                                EACH GRANTOR LISTED ON SCHEDULE 1, SECTION B


                                By: _____________________________
                                      Robert C. Campbell
                                    Vice President of each Grantor listed on
                                       Schedule 1, Section B

                                   SCHEDULE 1
                            TO THE SECURITY AGREEMENT
                                  (Guarantors)

                             DATED NOVEMBER 17, 1997

                    PNC BANK, NATIONAL ASSOCIATION, AS AGENT

                        SUBSIDIARY AND STATE OF FORMATION
SECTION A

NovaCare Employee Services Resource One, Inc. (a Florida corporation) NovaCare Employee Services of Orlando, Inc. (a Florida corporation) Professional Insurance Planners of Florida, Inc. (a Florida corporation) NovaCare Administrative Employee Services of New York, Inc.
    (a New York corporation)
NovaCare Employee Services Northeast, Inc. (a New York corporation) NovaCare Employee Services of Boston, Inc. (a Delaware corporation) NovaCare Employee Services of New York, Inc. (a New York corporation) Staffing Technologies, Inc. (a New York corporation)
NovaCare Employee Services of America, Inc. (a Florida corporation) Employee Benefits Management, Inc. (a Florida corporation)
Employee Services Inc. of North Carolina (a North Carolina corporation) Employers' Risk Management, Inc. (a Florida corporation)
NovaCare Administrative Employee Services, Inc. (a Florida corporation) NovaCare Employee Services Club Staff, Inc. (a Florida corporation) NovaCare Employee Services Easy Staff, Inc. (a Florida corporation) NovaCare Employee Services of Bradenton, Inc. (a Florida corporation) NovaCare Employee Services of Florida, Inc. (a Florida corporation)
Rx One, Inc. (a Florida corporation)
NovaCare Employee Services TPI, Inc. (a New York corporation) ConsulTemps, Inc. (a Virginia corporation)

SECTION B

NCES Finance, Inc. (a Delaware corporation)
NCES Holdings, Inc. (a Delaware corporation)
NCES Licensing, Inc. (a Delaware corporation)

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

                    List of Grantors; Collateral Information


A.       NOVACARE EMPLOYEE SERVICES RESOURCE ONE, INC.

         The chief executive office is located at 601 South Lake Destiny Drive, Suite 250, Maitland, FL 32751.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Orange County and Seminole County


B.       NOVACARE EMPLOYEE SERVICES OF ORLANDO, INC.

         The chief executive office is located at 601 South Lake Destiny Drive, Suite 250, Maitland, FL 32751.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Orange County and Seminole County


C.       PROFESSIONAL INSURANCE PLANNERS OF FLORIDA, INC.

         The chief executive office is located at 1501 Venera Avenue, Suite 320, Coral Gables, FL 33146.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Dade County

D.       NOVACARE ADMINISTRATIVE EMPLOYEE SERVICES OF NEW YORK, INC.

         The chief executive office is located at 310 Bay Road, Queensbury, NY 12804.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         New York          - Albany County and Warren County


E.       NOVACARE EMPLOYEE SERVICES NORTHEAST, INC.

         The chief executive office is located at 310 Bay Road, Queensbury, NY 12804.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         New York          - Warren County


F.       NOVACARE EMPLOYEE SERVICES OF BOSTON, INC.

         The chief executive office is located at 310 Bay Road, Queensbury, NY 12804.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         New York          - Warren County


G.       NOVACARE EMPLOYEE SERVICES OF NEW YORK, INC.

         The chief executive office is located at 310 Bay Road, Queensbury, NY 12804.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         New York          - Warren County

H.       STAFFING TECHNOLOGIES, INC.

         The chief executive office is located at 310 Bay Road, Queensbury, NY 12804.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         New York          - Warren County


I.       NOVACARE EMPLOYEE SERVICES OF AMERICA, INC.

         The chief executive office is located at 402 43rd Street West, Bradenton, FL 34209.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Manatee County


J.       EMPLOYEE BENEFITS MANAGEMENT, INC.

         The chief executive office is located at 402 43rd Street West, Bradenton, FL 34209.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Manatee County


K.       EMPLOYEE SERVICES INC. OF NORTH CAROLINA

         The chief executive office is located at 225 Hillsborough Street, Raleigh, NC 27603.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         North Carolina    - Wake County

L.       EMPLOYERS' RISK MANAGEMENT, INC.

         The chief executive office is located at 402 43rd Street West, Bradenton, FL 34209.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Manatee County


M.       NOVACARE ADMINISTRATIVE EMPLOYEE SERVICES, INC.

         The chief executive office is located at 402 43rd Street West, Bradenton, FL 34209.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Broward County, Collier County, Duval County,
                             Hillsborough County, Lee County, Leon County, Manatee County, Pinellas County, St. JohnsCounty
         California        - Orange County


N.       NOVACARE EMPLOYEE SERVICES CLUB STAFF, INC.

         The chief executive office is located at 402 43rd Street West, Bradenton, FL 34209.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Manatee County

O.       NOVACARE EMPLOYEE SERVICES EASY STAFF, INC.

         The chief executive office is located at 402 43rd Street West, Bradenton, FL 34209.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Manatee County

P.       NOVACARE EMPLOYEE SERVICES OF BRADENTON, INC.

         The chief executive office is located at 1111 5th Street W., Palmetto, FL 34221.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Manatee County


Q.       NOVACARE EMPLOYEE SERVICES OF FLORIDA, INC.

         The chief executive office is located at 402 43rd Street West, Bradenton, FL 34209.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Manatee County


R.       RX ONE, INC.

         The chief executive office is located at 601 South Lake Destiny Drive, Suite 250, Maitland, FL 32751.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Florida           - Orange County and Seminole County

S.       NOVACARE EMPLOYEE SERVICES TPI, INC.

         The chief executive office is located at 310 Bay Road, Queensbury, NY 12804.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         New York          - Warren County


T.       CONSULTEMPS, INC.

         The chief executive office is located at 7275 Glen Forest Drive, Suite 200, Richmond, VA 23226.

         All real and personal properties (tangible and intangible) are located in the following states, counties and independent cities:

         Pennsylvania      - Montgomery County
         Virginia          - Henrico County and City of Richmond


U.       NCES FINANCE, INC.

         The chief executive office is located at 103 Foulk Road, Suite 262, Wilmington, DE 19803.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Delaware          - New Castle County


V.       NCES HOLDINGS, INC.

         The chief executive office is located at 103 Foulk Road, Suite 262, Wilmington, DE 19803.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Delaware          - New Castle County

W.       NCES LICENSING, INC.

         The chief executive office is located at 103 Foulk Road, Suite 262, Wilmington, DE 19803.

         All real and personal properties (tangible and intangible) are located in the following states and counties:

         Pennsylvania      - Montgomery County
         Delaware          - New Castle County

                                 EXHIBIT 1.1(W)

                               EXAMPLE OF WEIGHTED
                           AVERAGE RATING COMPUTATION

Assume Following Facts:

         Loan Parties hold government bonds with the following ratings by Standard & Poor's Corporation:

                          Bond Rating         Amount of Bond
                          -----------         --------------
                              AAA              $10 million
                              AA               $ 6 million
                              A                $ 4 million
                              BBB              $ 2 million
                                               -----------
                                  Total        $22 million
                                               ===========

Computation of Weighted Average Rating:

         STEP 1 - CONVERT RATINGS TO WHOLE NUMBERS:
         (See table in definition of "Weighted Average Rating" for conversion)

                           Amount of Bonds      Whole Number Rating
                           ---------------      -------------------
                             $10 million              4
                             $ 6 million              3
                             $ 4 million              2
                             $ 2 million              1

         STEP 2 - COMPUTE WEIGHTED AVERAGE OF WHOLE NUMBERS:

                  A. Sum of the products of the whole numbers times amount of bonds (listed in Step 1):

                           $40 million
                           $18 million
                           $ 8 million
                           $ 2 million
                           -----------
                           $68 million
                           ===========

                  B.       Divide total by total amount of bonds:

                      $68 million divided by $22 million = 3.09

                  C.       Round down to next whole number = 3.0

         STEP 3 - CONVERT WHOLE NUMBER BACK TO RATING
         (See table in definition of "Weighted Average Rating" for conversion)

                  3.0 = AA rating

                                   EXHIBIT 2.5
                                     FORM OF
                                  LOAN REQUEST

TO:      PNC Bank, National Association, Agent
         One PNC Plaza
         4th Floor Annex
         Pittsburgh, PA 15265
                 Telephone No.:  (412) 762-3627
                 Telecopier No.: (412) 762-8672
         Attn:  Arlene Ohler

FROM:    NOVACARE EMPLOYEE SERVICES, INC.

RE: Credit Agreement (the "Credit Agreement") dated as of November 17, 1997 by and among NovaCare Employee Services, Inc. (the "Borrower"), the Guarantors and the Banks, as defined therein, and PNC Bank, National Association, as Agent


Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

A. Pursuant to Section 2.5 of the Agreement, the undersigned Borrower irrevocably requests [check one box under 1(a) below]:

         1(a)     / / A new Revolving Credit Loan; OR

                  / / A renewal of an outstanding Revolving Credit Loan now
                      under the Euro-Rate Option, OR

                  / / A conversion of an outstanding Revolving Credit Loan now under the Base Rate Option, OR

                  / / A conversion of an outstanding Revolving Credit Loan now under the Euro-Rate Option,

                SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:
                [Check one box under (b) below and fill in blank spaces]:

         (b)(i) / / Under the Base Rate Option. Such Revolving Credit Loan shall have a Borrowing Date of __________, ___ (which date shall (i) be one (1) Business Day after the Business Day of receipt by the Lender by 10:00 a.m. (Pittsburgh time) of this Loan Request, and (ii) be the last day of the preceding Interest Period if a Euro-Rate Loan is being converted into a Base Rate Loan)

                                     OR

           (ii)   / / Under the Euro-Rate Option. Such Revolving Credit Loan
                      shall have a Borrowing Date of ___________________, ___ (which date shall (i) be three (3) Business Days after the Business Day of receipt by the Lender by 10:00 a.m. (Pittsburgh time) of this Loan Request, and (ii) be the last day of the preceding Interest Period if a Euro-Rate Option Loan is being renewed as a Euro-Rate Option Loan)

         2. Such Revolving Credit Loan is in the principal amount of US $___________ (which amount is a multiple of $500,000 and not less than $1,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $1,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies).

         3. Such Revolving Credit Loan shall have an Interest Period of (fill out blank below if the Borrower is selecting the Euro-Rate Option):

                  _____________________________________________
                  [one, two or three months]

B. As of the date hereof and the date of making of the above-requested Revolving Credit Loans (and after giving effect thereto): all of the Loan Parties' representations and warranties contained in Article 6 of the Credit Agreement and in the other Loan Documents are true and correct (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein); the Loan Parties have performed and complied with all covenants and conditions of the Credit Agreement and other Loan Documents; no Event of Default or Potential Default has occurred and is continuing or exists; and the making of such Loans does not contravene any Law applicable to any of the Loan Parties.

         The undersigned certifies to the Agent for the benefit of the Banks as to the accuracy of the foregoing.

                                       NOVACARE EMPLOYEE SERVICES, INC.

Date: _________________, 19___
                                       By:____________________________________
                                       Title:_________________________________

                                  EXHIBIT 7.1.4
                           FORM OF OPINION OF COUNSEL

                                November 17, 1997



PNC Bank, National Association, Individually and as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707

SunTrust Bank, Central Florida, N.A.
Healthcare Banking Group
0-1106, Tower 10
200 South Orange Avenue
Orlando, FL 32801

Bank One, Kentucky, NA
Internal Zip KY1-2216
416 West Jefferson Street
Louisville, KY  40202

AmSouth Bank
1900 Fifth Avenue, North
Birmingham, Alabama  35203


Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 7.1.4 of that certain Credit Agreement dated as of November 17, 1997 (the "Credit Agreement"), among NovaCare Employee Services, Inc., a Delaware corporation (the "Company"), each Subsidiary of the Company identified on Schedule 6.1.3 of the Credit Agreement, the Banks as set forth on Schedule 1.1(B) thereto, and PNC Bank, National Association, in its capacity as agent for the Banks under the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement have the same meanings assigned to them therein when used in this opinion

         I am general counsel of the Parent and have represented the Loan Parties and the Parent in connection with the negotiation, execution and delivery of the Credit Agreement and the other Loan Documents and in connection with the transactions contemplated thereby, and have also represented them in connection with the Spin-Off.

         In connection with this opinion I have reviewed an executed original or copy of the following documents, each dated as of the date hereof, unless otherwise indicated:

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 2


         (a)      the Credit Agreement;

         (b)      the Notes;

         (c)      the Guaranty Agreement;

         (d)      the Pledge Agreements;

         (e)      the Security Agreements;

         (f)      the Intercompany Subordination Agreement;

         (g)      the Patent, Trademark and Copyright Assignments;

         (h) UCC-1 financing statements listed on Exhibit 1 hereto (the "Financing Statements");

         (i) Articles or certificates of incorporation, as the case may be, the by-laws, the minute book and the stock ledger of each of the Loan Parties;

         (j) the Prospectus for the public offering of up to 5,175,000 shares of the common stock of the Company dated as of November 11, 1997 (the "Prospectus");

         (k) the Registration Statement for the public offering of up to 5,175,000 shares of the common stock of the Company dated as of November 10, 1997 (the "Registration Statement"); and

         (l) the Underwriting Agreement for the public offering of up to 5,175,000 shares of the common stock of the Company dated as of November 11, 1997 (the "Underwriting Agreement").

         I also have made such other examinations of records, documents, instruments and agreements of the Loan Parties and the Parent, and certificates and records of public officials and I have reviewed questions of law and other documents and matters as I have deemed necessary as the basis for the opinions hereinafter expressed. When facts material to such opinions were not independently established by me, I have relied, with your consent, upon the records, documents, instruments and agreements I examined and upon certificates of corporate officers and of public officials and upon the representations and warranties made by the Loan Parties in the Credit Agreement and by the Loan Parties and the Parent in the other Loan Documents.

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 3



         In making my examination of documents, records and agreements for purposes of this opinion, I have assumed, with your consent, the authenticity of the same, the correctness of the information contained therein, the authority and the authenticity of the signatures of all persons (other than officers of the Parent or Loan Parties) entering and maintaining records or executing documents and agreements, and the conformity to authentic originals of the items submitted to me as certified, conformed, facsimile or photocopies of documents, records or agreements.

         I have also assumed with your consent that the recordation or filing for record of each of the Financing Statements has properly occurred or will occur in all appropriate public offices and other places and that all appropriate recording or filing taxes have been or will be paid.

         Based upon and subject to the foregoing and the further limitations, qualifications and exceptions set forth below, I am of the opinion that:

         1. Each Loan Party is duly incorporated and organized, validly existing and in good standing under the laws of its state of formation, and has all requisite corporate power and authority to own, lease, license or use its assets and carry on its business (including, without limitation the business as described in the Prospectus), and to execute, deliver and perform its obligations under the Credit Agreement, the Notes, and each other Loan Document to which it is a party. The Company is in good standing as a foreign corporation in the Commonwealth of Pennsylvania. In addition, each Loan Party is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiaries considered as one enterprise. To my knowledge, the Company does not own or control, directly or indirectly, any person other than the Subsidiaries listed on Schedule 6.1.2 of the Credit Agreement.

         2. The Parent is duly incorporated and organized, validly existing and in good standing under the laws of its state of formation, and has all requisite corporate power and authority to own, lease, license or use its assets and carry on its business and to execute, deliver and perform its obligations under the Pledge Agreement to which it is a party. The Parent is in good standing as a foreign corporation in the Commonwealth of Pennsylvania. The Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 4



have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Parent and its Subsidiaries considered as one enterprise.

         3. The execution, delivery and performance by each Loan Party of the Credit Agreement, the Notes, and each other Loan Document to which it is a party, and the consummation of all transactions contemplated thereby have been duly authorized by all necessary corporate action of such Loan Party and will not (a) violate any provision of (i) Law affecting such Loan Party, (ii) any order of any court or other agency of government, known to me, to which any Loan Party is a party, or (iii) the articles or certificate of incorporation or by-laws of each Loan Party; (b) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract; or (c) except as contemplated by the Credit Agreement and the other Loan Documents, result in the creation of or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Loan Party pursuant to the terms of any agreement, indenture or instrument.

         4. The execution, delivery and performance by the Parent of the Pledge Agreement to which it is a party, and the consummation of all transactions contemplated thereby have been duly authorized by all necessary corporate action of the Parent and will not (a) violate any provision of (i) Law affecting the Parent, (ii) any order of any court or other agency of government, known to me, to which the Parent is a party, (iii) the articles of incorporation or by-laws of the Parent, or (iv) to the best of my knowledge after due inquiry, any material indenture, agreement or other instrument to which the Parent is a party or by which it is bound; or (b) except as contemplated by the Pledge Agreement, result in the creation of or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Parent pursuant to the terms of any agreement, indenture or instrument.

         5. The Credit Agreement, the Notes and the other Loan Documents have been duly executed and delivered by each Loan Party which is a party thereto and constitute the legal, valid and binding obligations of each such Loan Party enforceable against each such Loan Party in accordance with their respective terms.

         6. The Pledge Agreement to which the Parent is a party has been duly executed and delivered by the Parent and constitutes the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with the terms thereof.

         7. No authorization, consent, approval, license, certificate, exemption of, order, permit, authorization of or filing or registration with, action by, or notice to any person or any

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 5



Official Body is: (i) required for the due execution, delivery or performance by each Loan Party of the Credit Agreement, the Notes and each other Loan Document to which it is a party, or (ii) required for the Banks to exercise their remedies with respect to the Pledged Collateral, except to the extent that a transfer upon the exercise of the Banks' rights and remedies under the Loan Documents would result in or constitute an assignment of any license or registration of a professional employer organization that is subject to the prior approval of a professional employer organization regulatory authority issuing such license or regulating such professional employer organization.

         8. No authorization, consent, approval, license, certificate, exemption of, order, permit, authorization of or filing or registration with, action by, or notice to any person or any Official Body is: (i) required for the due execution, delivery or performance by the Parent of the Pledge Agreement to which it is a party, or (ii) required for the Banks to exercise their remedies with respect to the Pledged Collateral.

         9. The provisions of the Security Agreements are sufficient to create in your favor a security interest in all right, title and interest of the Company, the Parent and each of the other Loan Parties in those items and types of Collateral in which a security interest may be created solely under Article 9 of the Uniform Commercial Code as collateral security for the payment of such of the Obligations as are created under the Loan Documents.

         10. The financing statements attached hereto as Exhibit 2 have been duly executed by the Company and the other Loan Parties and will be presented for filing in each filing office (the "Filing Offices") in each state (the "Covered States"), indicated in Exhibit 2 hereto. Such filings are sufficient to perfect the security interest created by the Security Agreements in all right, title and interest of the Company and each of the other Loan Parties in those items and types of Collateral described in the Security Agreements in which a security interest may be perfected solely by the filing of appropriate financing statements under the Uniform Commercial Code in the Covered States and as to which a security interest in your favor has attached, except that I express no opinion as to goods affixed to real property other than the real property.

         11. Except as set forth in the searches attached hereto as Exhibit 3 (the "Searches"), there is no UCC-1 financing statement or federal tax lien notice filed against the Company, the Parent or the other Loan Parties in the Filing Offices.

         12. The stock certificates evidencing the shares of capital stock of the Company owned by the Parent and the stock certificates evidencing all of the issued and outstanding shares of capital stock of each other Loan Party (all of which constitutes the Pledged Collateral) have

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 6



been duly delivered to the Agent for the benefit of the Banks, together with stock powers therefor in blank, creating a Prior Security Interest in such Pledged Collateral in favor of the Banks, and no other action is required to be taken in order to maintain and continue the existence and priority of such Prior Security Interest.

         13. The authorized capital stock of the Borrower consists of 60,000,000 shares of common stock of which 19,400,000 shares are issued and outstanding to Parent and 1,000,000 shares of preferred stock, none of which has been issued, and the authorized and outstanding capital stock of each other Loan Party (including the owner thereof) is as set forth on Schedule 6.1.2 of the Credit Agreement (and such identical information is set forth in the Prospectus). All of the outstanding shares of capital stock of each Loan Party are duly authorized, validly issued, fully paid and nonassessable and, to my knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right. The issued and outstanding shares of capital stock of the Company owed by the Parent and all of the issued and outstanding capital stock of each other Loan party are free and clear of any security interests, liens, claims, suits, proxies, voting trusts, shareholder agreements, claim, equitable interest, restrictions and encumbrances of any kind except for liens in favor of the Banks as created under the Pledge Agreements and except for any claims or liens in favor of the United States, any state, or any governmental subdivisions or agency of either of the foregoing or any person claiming a security interest under the 21-day exception provisions of Section 9-304 (5) (b) of the Uniform Commercial Code. To the best of my knowledge, except as set forth on Schedule
6.1.2 to the Credit Agreement, there are no outstanding options, warrants, or other similar rights for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of any Loan Party, (other than the Company), or any security convertible into or exchangeable or exercisable for capital stock of any Loan Party in violation of the Credit Agreement.

         14. No actions, suits, proceedings, hearings or investigations are pending or to the best of my knowledge threatened against any Loan Party, at law or in equity before any Official Body that might result, either individually or in the aggregate, in any Material Adverse Change.

         15. Each Loan Party has all accreditations, authorizations, approvals, consents, licenses, permits and qualifications (hereinafter collectively referred to as "Permits") required by any federal, state or local governmental or regulatory authority under applicable federal, state and local law (including without limitation, environmental and zoning laws) to own or lease and operate a full service professional employer organization (as such business is described in or contemplated by the S-1), owned or leased and operated by such Loan Party, in accordance with applicable law, except where failure to have such Permits would not have a material adverse

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 7


effect on the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiaries considered as one enterprise.

         16. The making of the Revolving Credit Loans and the application of the proceeds thereof as provided in the Credit Agreement do not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         17. No Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, is controlled by such a company or is an "affiliated person" thereof as such term is defined in the Investment Company Act of 1940. No Loan Party is subject to regulation under the Investment Company Act of 1940.

         18. The Firm Shares and the Option Shares (as such terms are defined in the Underwriting Agreement), as the case may be, issued by the Company pursuant to the terms of the Underwriting Agreement have been duly authorized, duly and validly issued and fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

         19. The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company and the Parent.

         20. The Registration Statement has become effective under the Act (as defined in the Prospectus) and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or overtly threatened under the Act.

         21. The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and the other financial and statistical data included therein, as to which I express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations (as defined in the Prospectus).

         22. The information in the Prospectus under the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by me and is a fair summary of such matters and conclusions; and the forms of certificates evidencing the Common Stock (as defined in the Prospectus) comply with Delaware law.

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 8



         23. The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented by the Act and the applicable Rules and Regulations.

         24. To my knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

         25. To my knowledge, there are no legal or governmental proceedings pending or overtly threatened against the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations or by the Exchange Act (as defined in the Prospectus) or the applicable rules and regulations of the Commission (as defined in the Prospectus) other than those described therein.

         26. To my knowledge, neither the Company nor any of its Subsidiaries is presently (a) in material violation of its respective charter or bylaws, or (b) in material breach of any applicable statute, rule or regulation known to me or, to my knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of their properties or operations.

         27. To my knowledge no holders of Common Stock or other securities of the Company have registration rights relating to securities of the Company.

         The opinions contained herein are subject to the following limitations, assumptions and qualifications:

         A. The enforceability of the Credit Agreement, each of the Notes, and each of the other Loan Documents with respect to which I opine herein may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors and by general equitable principles.

         B. I have assumed, with your consent, the due authorization, execution, delivery, legality, validity, binding character and enforceability of the agreements, documents and instruments with respect to which I opine as to the Agent, Banks and the Underwriters. I have also assumed, with your consent, that the Agent and the Banks will act in a commercially reasonable manner with respect to its dealings with the Loan Parties pursuant to the Credit Agreement, and each of the other Loan Documents, and in accordance with the applicable

PNC Bank, National Association, Individually and as Agent
SunTrust Bank, Central Florida, N.A.
Bank One, Kentucky, NA
AmSouth Bank
November 17, 1997
Page 9



provisions of the Uniform Commercial Codes of the states which are relevant to the transaction contemplated thereby.

         C. This opinion is based on the states of law and fact as they exist on the date hereof.

         I am licensed to practice law in the District of Columbia, and my opinions herein are limited to the application of the federal laws of the United States of America and to the extent necessary to render the opinions set forth herein, the General Corporation Law of the State of Delaware and with respect to the opinion set forth in paragraph 9, a limited review of the Commerce Clearing House publication "Secured Transactions," updated as of the date hereof.

         Only you, your successors, your participants in, and assigns of, the Loan Documents and your and their counsel may rely upon this opinion letter and then only in connection with the Loan Documents and the transactions contemplated thereby.

                                                     Very truly yours,



                                                     Peter D. Bewley

                                  EXHIBIT 8.2.6
                                     FORM OF
                       ACQUISITION COMPLIANCE CERTIFICATE



                             ____________, 199___


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Ladies and Gentlemen:

      I refer to the Credit Agreement dated as of November 17, 1997 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE EMPLOYEE SERVICES, INC., a Delaware corporation (the "Borrower") and the Guarantors under such Credit Agreement (collectively, the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

      I, ______________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NCES, do hereby certify on behalf of NCES as of the date hereof (the "Report Date"), as follows:

(1) Description of Proposed Permitted Acquisition. The Borrower desires that __________________ [List Loan Party(s) that will be making the Acquisition] (the "Acquiring Loan Party") [acquire the assets/acquire the stock/merge with - the Loan Party must be the surviving entity if the transaction is a merger] _____________ [Insert name of entity whose assets are being acquired, the corporation whose stock is being acquired, or the entity to be mergered with] (the "Seller") (the "Acquisition").

            The proposed date of Acquisition (the "Acquisition Date") is ______________ (must be at least 5 Business Days after the date of delivery of this Certificate).

            The Seller is engaged in _______________ [describe business being acquired] (must be similar or complimentary to one or more lines of business conducted by the Loan Parties as of the Closing Date and shall comply with
Section 8.2.10 of the Credit Agreement).

            The business is located in _______________[list location].

(2)   Consideration Limitations. (Section 8.2.6(2)(vii)

      (A) Proposed Acquisition Consideration. The Consideration in connection with the proposed Acquisition is $_____________ computed as set forth below, which amount does not exceed $10,000,000.

             (i)   Aggregate amount of cash paid by
                   any of the Loan Parties, directly
                   or indirectly, to the Seller in
                   connection with such Acquisition     $______________

             (ii)  Amount of all Indebtedness incurred
                   or assumed by any of the Loan
                   Parties, whether in favor of the
                   Seller or otherwise and whether
                   fixed or contingent in connection    $______________
                   with such Acquisition

             (iii) Amount of any Guaranty given or
                   incurred by any Loan Party in
                   connection with such Acquisition.    $______________

             (iv)  Amount of any other consideration
                   given or obligation incurred by any
                   of the Loan Parties in connection    $______________
                   with such Acquisition.

             (v)   Total (sum of (i) through (iv)       $______________
                   above)


      (B) The Consideration in connection with such Acquisition computed on item (A) when taken with the Consideration for all other Acquisitions during the current fiscal year does not exceed $25,000,000 during the current fiscal year of the Loan Parties as demonstrated below:

      (C)

             (i)   Consideration for the proposed       $______________
                   Acquisition

             (ii)  Consideration for all prior
                   Acquisitions during the current
                   fiscal year                          $______________

             (iii) Total (sum of (i) and (ii) above)    $______________

      (3) Liens on acquired assets; Joinder by new Subsidiaries. [Alternative #1 (use this alternative if the Loan Parties are acquiring Stock):
            We are simultaneously delivering to the Agent, a Guarantor Joinder Agreement (the "Joinder") and each document listed on the Joinder] [Alternative #2 (use this alternative if the Loan Parties are acquiring assets and not Stock). We are simultaneously delivering to the Agent the following documents required to perfect Liens in favor of the Agent on the assets acquired in the Acquisition under Section
            8.2.6 of the Credit Agreement:]

                                                 Delivered      Not Delivered
           UCC-1 Financing Statements                 [ ]         [ ]
           Opinions of Counsel                        [ ]         [ ]
           Appraisals and Environmental Reports       [ ]         [ ]
           Schedule 6.1.3 - Subsidiaries              [ ]         [ ]
           Schedule 6.1.8 - Owned and Leased          [ ]         [ ]
           Real Property
           Schedule 6.1.15 - Patents,                 [ ]         [ ]
           Trademarks Copyrights, Assignment
           Schedule 6.1.25 - Environmental            [ ]         [ ]
           Disclosures
           Schedule 1 to Security Agreement -         [ ]         [ ]
           List of Grantors; Collateral
           Information

[INSERT OTHER SCHEDULES, IF ANY]

      (4) The Borrower is in compliance on a pro forma basis with the covenants contained in Sections 8.2.16-8.2.20 of the Credit Agreement after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition and income earned and expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) as demonstrated on Schedule A hereto.

      (5) Event of Default or Potential Default; Representations and Warranties. The last Compliance Certificate delivered prior to this date was dated ____________ for the quarter ending _________. Such certificate certified that no Event of Default or Potential Default existed on the date of such compliance certificate. No Event of Default or Potential Default exists as of the subsequent quarter ended ________ (if applicable) or as of the date hereof or will exist on the Acquisition Date after giving effect to the Acquisition and any Loans to be made in connection therewith. The representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time) and the Borrower has complied and will have complied on the Acquisition Date with all covenants and conditions of the Credit Agreement.



            IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ______, 199__.


                                          NOVACARE EMPLOYEE SERVICES, INC.


                                          By:____________________________

                                              Name:______________________

                                              Title:_____________________

                                   SCHEDULE A
                                       to
                        PERMITTED ACQUISITION CERTIFICATE

(1) Minimum Fixed Charge Coverage Ratio (Section 8.2.16). The ratio of (i) Adjusted Consolidated Cash Flow from Operations to (ii) Fixed Charges for the four fiscal quarters ending on the Report Date is __________ to
         1.0. Such ratio is not less than 1.50 to 1.0 pursuant to Section 8.2.16 calculated as follows:

                  Note: For the purposes of determining such ratio, Adjusted Consolidated Cash Flow and Fixed Charges shall be determined and calculated as follows: (i) for the fiscal quarter ended December 31, 1997, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for such quarter multiplied by four (4) and Fixed Charges shall be Fixed Charges for such quarter multiplied by four (4); (ii) for the fiscal quarter ended March 31, 1998, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the two fiscal quarters then ended multiplied by two (2) and Fixed Charges shall be Fixed Charges for the two fiscal quarters then ended multiplied by two (2); (iii) for the fiscal quarter ended June 30, 1998, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the three fiscal quarters then ended multiplied by four-thirds (4/3) and Fixed Charges shall be Fixed Charges for the three fiscal quarters then ended multiplied by four-thirds (4/3); and (iv) for the fiscal quarter ended September 30, 1998, and each fiscal quarter thereafter, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the four fiscal quarters then ended and Fixed Charges shall be Fixed Charges for the four fiscal quarters then ended.

                  (A) Adjusted Consolidated Cash Flow from Operations, the numerator of the foregoing ratio is determined as follows:


                         (i)      net income                                    $________

                         (ii)     depreciation                                  $________

                         (iii)    amortization                                  $________

                         (iv)     interest expense                              $________

                         (v)      operating lease rental expense                $________

                         (vi)     income tax expense                            $________

                         (vii)    Sum of (i), (ii), (iii), (iv), (v) and (vi)
                                  ) equals Adjusted Consolidated Cash Flow
                                  from Operations                               $________

                  (B) Fixed Charges, the denominator of the foregoing ratio is determined as follows:

                         (i)      interest expense                              $_________

                         (ii)     scheduled principal installments on
                                  Indebtedness (as adjusted for prepayments)    $_________

                         (iii)    operating leases rental expense               $_________

                         (iv)     current payments under capital leases         $_________

                           (v)      the portion of deferred Consideration in
                                    connection with a Permitted Acquisition
                                    which is paid or payable during the period
                                    ended on the Report Date                                  $____________


                           (vi)     The sum of (i) through (v)                                $____________



(2) Maximum Leverage Ratio. (Section 8.2.17). The ratio of (i) Consolidated Funded Debt as of the end of the fiscal quarter ending on the Report Date to (ii) Consolidated Cash Flow from Operations for the fiscal quarter ending on the Report Date is __________ to 1.0. Such ratio is not more than 3.0 to 1.0 pursuant to Section 8.2.17

                  (A) Consolidated Funded Debt, the numerator of the foregoing ratio, is determined as follows:

                           The aggregate Indebtedness of NCES and its Subsidiaries as determined and consolidated in accordance with GAAP on the Report Date in respect of, without duplication:

                           (i)      borrowed money                                 $____________

                           (ii)     amounts raised under or liabilities in
                                    respect of any note purchase or acceptance
                                    credit facility                                $____________

                           (iii)    reimbursement obligations (contingent or
                                    otherwise) under any letter of credit,
                                    currency swap agreement, interest rate swap,
                                    cap, collar or floor agreement or other
                                    interest rate management device                $____________

                           (iv)     other transactions (including without
                                    limitation forward sale or purchase
                                    agreements, capitalized leases and
                                    conditional sales agreements) having the
                                    commercial effect of a borrowing of money
                                    entered into to finance operations or
                                    capital requirements (but not including
                                    trade payables and accrued expenses incurred
                                    in the ordinary course of business which are
                                    not represented by a promissory note or
                                    other evidence of indebtedness and which are
                                    not more than thirty (30) days past due)       $____________

                           (v)      any Guaranty of Indebtedness for borrowed       $____________
                                    money

                           (vi)     Sum of (i) through (v) equals Consolidated
                                    Funded Debt                                     $____________

                  (B) Consolidated Cash Flow from Operations(1), the denominator of the foregoing ratio, for the fiscal quarter ending on the Report Date is determined as follows:


                           (i)      net income                                       $____________

                           (ii)     depreciation                                     $____________

                           (iii)    amortization

                           (iv)     other non-cash charges to net income             $____________

                           (v)      interest expense                                 $____________

                           (vi)     income tax expense                               $____________

                           (vii)    sum of (i), (ii), (iii), (iv), (v) and (vi)      $____________


                           (viii)   non-cash credits to net income, in each case
                                    of NCES and its Subsidiaries                     $____________

                           (ix)     item (vii) reduced by item (viii) equals
                                    Consolidated Cash Flow from Operations           $____________



                                    Note: For the fiscal quarter ended December
                                    31, 1997, "net income" shall be "net income" prior to any deduction for interest expense attributable to NCES, payable to the Parent (the "Affiliate Indebtedness"), and also for the fiscal quarter ended December 31, 1997, "interest expense" shall exclude interest expense attributable to Affiliate Indebtedness. For purposes of each period of determination, Consolidated Cash Flow from Operations shall be determined as of the last day of each period, as follows: (i) for the fiscal quarter ended December 31, 1997, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for such quarter multiplied by four (4);
                                    (ii) for the fiscal quarter ended March 31, 1998, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for the two fiscal quarters then ended multiplied by two (2); (iii) for the fiscal quarter ended June 30, 1998, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for the three fiscal quarters then ended multiplied by four-thirds (4/3); and (iv) for the fiscal quarter ended September 30, 1998 and each fiscal quarter thereafter, Consolidated Cash Flow from Operations shall be for the four fiscal quarters then ended.



1 To be adjusted in accordance with the definition of Consolidated Cash Flow from Operations set forth in the Credit Agreement to give effect to Permitted Acquisitions during the four fiscal quarters ending on the Report Date.

   (3) Minimum Interest Coverage Ratio. (Section 8.2.18). The Interest Coverage Ratio for the fiscal quarter ending on the Report Date is __________ to 1.0. Such ratio is not less than 3.5 to 1.0 pursuant to
         Section 8.2.17

                  (A) The numerator of the foregoing ratio, is determined as follows for NCES and its Subsidiaries as determined and consolidated in accordance with GAAP:

                           (i)      net income                                     $___________

                           (ii)     interest expense                               $___________

                           (iii)    income tax expense                             $___________

                           (iv)     sum of (i), (ii) and(iii)                      $___________

                  (B) The denominator of the foregoing ratio, is determined as follows for NCES and its Subsidiaries as determined and consolidated in accordance with GAAP:

                           (i)      interest expense                               $___________


   (4) Minimum Tangible Net Worth. (Section 8.2.19). As of the Report Date, the Consolidated Net Worth is $__________ which is not less than the Base Net Worth which is $__________. Such amounts are computed as follows:

                  (A)      Consolidated Net Worth as of the Report Date:

                                    Total stockholders' equity of NCES and its
                                    Subsidiaries                                   $___________


                  (B)      Base Net Worth as of the Report Date:


                           (i)      $_____________ [INSERT 95% OF NCES'S
                                    CONSOLIDATED CLOSING DATE NET WORTH]

                           (ii) Seventy-five percent (75%) of consolidated net income of NCES and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from the Closing Date through and including the Report Date computed as follows:

                                    (A)     consolidated net income                 $___________


                                    (B)     Line (a) times 75%                      $___________

                           (iii)    proceeds received by NCES in connection with
                                    the sale or issuance of shares of its
                                    capital stock after deducting any reasonable
                                    and customary expenses associated with such
                                    sale or issuance during the period from the
                                    Closing Date through and including the
                                    Report Date                                     $___________

                           (iv)     Sum of (i), (ii) and (iii) equals Base Net
                                    Worth                                           $___________


(5) Minimum Capitalization. (Section 8.2.20). As of the Report Date, the Consolidated Funded Debt is $__________ which does not exceed $___________ which is fifty percent (50%) of Consolidated Capitalization. Such amounts are computed as follows:

                  (A)      Consolidated Funded Debt as of the Report Date:

                           (i)      Insert figure calculated in item (2)(A)(vi)
                                    above                                         $___________

                  (B) Fifty percent of Consolidated Capitalization as of the Report Date is calculated as follows:


                           (i)      Consolidated Funded Debt (insert figure
                                    calculated in item (2)(A)(vi) above           $___________

                           (ii)     Consolidated Net Worth (insert figure
                                    calculated in item (4)(A) above               $___________

                           (iii)    The sum of items (i) and (ii) equals
                                    Consolidated Capitalization                   $___________

                           (iv)     Item (iii) x .50 equals 50% of Consolidated
                                    Capitalization                                $___________


                                  EXHIBIT 8.3.3
                                     FORM OF
                        QUARTERLY COMPLIANCE CERTIFICATE

                           ____________________, 19__


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Ladies and Gentlemen:

         I refer to the Credit Agreement dated as of November 17, 1997 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE EMPLOYEE SERVICES, INC., a Delaware corporation ("NCES") and the Guarantors under such Credit Agreement (collectively, the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

         I, ______________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NCES, do hereby certify pursuant to Section
8.3.3 of the Credit Agreement on behalf of NCES as of the [fiscal quarter/year ended _______________, 19___] the "Report Date"), as follows:

         (1) Maximum Capital Expenditures. (Section 8.2.15). The Loan Parties have made payments of $_________________ in the aggregate in the current fiscal year on account of the purchase of any assets which would constitute fixed assets, which amount does not exceed the following:

                                         Maximum Permitted
       Fiscal Year Ending               Capital Expenditure*

           6/30/1998                         $2,250,000
           6/30/1999                         $3,750,000
           6/30/2000                         $5,500,000


            * The amount of permitted capital expenditures, as specified above, not made by the Loan Parties in the fiscal year specified above, may be made by the Loan Parties in a subsequent fiscal year, provided that the aggregate capital expenditures made by the Loan Parties on account of the purchase of fixed assets during the period commencing on the Closing Date through and including the Expiration Date shall not in the aggregate exceed $11,500,000.

     (2)    Minimum Fixed Charge Coverage Ratio (Section 8.2.16). The ratio of
            (i) Adjusted Consolidated Cash Flow from Operations to (ii) Fixed Charges for the four fiscal quarters ending on the Report Date is __________ to 1.0. Such ratio is not less than 1.50 to 1.0 pursuant to Section 8.2.16 calculated as follows:

                  Note: For the purposes of determining such ratio, Adjusted Consolidated Cash Flow and Fixed Charges shall be determined and calculated as follows: (i) for the fiscal quarter ended December 31, 1997, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for such quarter multiplied by four (4) and Fixed Charges shall be Fixed Charges for such quarter multiplied by four (4); (ii) for the fiscal quarter ended March 31, 1998, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the two fiscal quarters then ended multiplied by two (2) and Fixed Charges shall be Fixed Charges for the two fiscal quarters then ended multiplied by two (2); (iii) for the fiscal quarter ended June 30, 1998, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the three fiscal quarters then ended multiplied by four-thirds (4/3) and Fixed Charges shall be Fixed Charges for the three fiscal quarters then ended multiplied by four-thirds (4/3); and (iv) for the fiscal quarter ended September 30, 1998, and each fiscal quarter thereafter, Adjusted Consolidated Cash Flow from Operations shall be Adjusted Consolidated Cash Flow from Operations for the four fiscal quarters then ended and Fixed Charges shall be Fixed Charges for the four fiscal quarters then ended.

                  (A) Adjusted Consolidated Cash Flow from Operations, the numerator of the foregoing ratio is determined as follows:

                           (i)      net income                                   $_____________

                           (ii)     depreciation                                 $_____________

                           (iii)    amortization                                 $_____________

                           (iv)     interest expense                             $_____________

                           (v)      operating lease rental expense               $_____________

                           (vi)     income tax expense                           $_____________

                           (vii)    Sum of (i), (ii), (iii),
                                    (iv), (v) and (vi) ) equals
                                    Adjusted Consolidated Cash Flow from
                                    Operations                                   $_____________


                  (B) Fixed Charges, the denominator of the foregoing ratio is determined as follows:

                           (i)      interest expense                             $_____________

                           (ii)     scheduled principal installments on
                                    Indebtedness (as adjusted for prepayments)   $_____________

                           (iii)    operating leases rental expense              $_____________

                           (iv)     current payments under capital leases        $_____________

                           (v)      the portion of deferred Consideration in
                                    connection with a Permitted Acquisition
                                    which is paid or payable during the period
                                    ended on the Report Date                     $_____________

                           (vi)     The sum of (i) through (v)                   $_____________


         (3) Maximum Leverage Ratio. (Section 8.2.17). The ratio of (i) Consolidated Funded Debt as of the end of the fiscal quarter ending on the Report Date to (ii) Consolidated Cash Flow from Operations for the fiscal quarter ending on the Report Date is __________ to 1.0. Such ratio is not more than 3.0 to 1.0 pursuant to Section 8.2.17

                  (A) Consolidated Funded Debt, the numerator of the foregoing ratio, is determined as follows:

                           The aggregate Indebtedness of NCES and its Subsidiaries as determined and consolidated in accordance with GAAP on the Report Date in respect of, without duplication:

                           (i)      borrowed money                                    $_____________

                           (ii)     amounts raised under or liabilities in respect
                                    of any note purchase or acceptance credit
                                    facility                                          $_____________

                           (iii)    reimbursement obligations (contingent or
                                    otherwise) under any letter of credit,
                                    currency swap agreement, interest rate swap,
                                    cap, collar or floor agreement or other
                                    interest rate management device                   $_____________

                           (iv)     other transactions (including without
                                    limitation forward sale or purchase
                                    agreements, capitalized leases and
                                    conditional sales agreements) having the
                                    commercial effect of a borrowing of money
                                    entered into to finance operations or capital
                                    requirements (but not including trade
                                    payables and accrued expenses incurred in
                                    the ordinary course of business which are not
                                    represented by a promissory note or other
                                    evidence of indebtedness and which are not
                                    more than thirty (30) days past due)              $_____________

                           (v)      any Guaranty of Indebtedness for borrowed
                                    money                                             $_____________

                           (vi)     Sum of (i) through (v) equals Consolidated
                                    Funded Debt                                       $_____________


                      (B) Consolidated Cash Flow from Operations(1), the denominator of the foregoing ratio, for the fiscal quarter ending on the Report Date is determined as follows:

                           (i)      net income                                     $_____________

                           (ii)     depreciation                                   $_____________

                           (iii)    amortization                                   $_____________

                           (iv)     other non-cash charges to net income           $_____________

                           (v)      interest expense                               $_____________

                           (vi)     income tax expense                             $_____________

                           (vii)    sum of (i), (ii), (iii), (iv), (v) and (vi)    $_____________

                           (viii)   non-cash credits to net income, in each case
                                    of NCES and its Subsidiaries                   $_____________

                           (ix)     item (vii) reduced by item (viii) equals
                                    Consolidated Cash Flow from Operations         $_____________

                                    Note: For the fiscal quarter ended December
                                    31, 1997, "net income" shall be "net income" prior to any deduction for interest expense attributable to NCES, payable to the Parent (the "Affiliate Indebtedness"), and also for the fiscal quarter ended December 31, 1997, "interest expense" shall exclude interest expense attributable to Affiliate Indebtedness. For purposes of each period of determination, Consolidated Cash Flow from Operations shall be determined as of the last day of each period, as follows: (i) for the fiscal quarter ended December 31, 1997, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for such quarter multiplied by four (4);
                                    (ii) for the fiscal quarter ended March 31, 1998, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for the two fiscal quarters then ended multiplied by two (2); (iii) for the fiscal quarter ended June 30, 1998, Consolidated Cash Flow from Operations shall be Consolidated Cash Flow from Operations for the three fiscal quarters then ended multiplied by four-thirds (4/3); and (iv) for the fiscal quarter ended September 30, 1998 and each fiscal quarter thereafter, Consolidated Cash Flow from Operations shall be for the four fiscal quarters then ended.


--------

1 To be adjusted in accordance with the definition of Consolidated Cash Flow from Operations set forth in the Credit Agreement to give effect to Permitted Acquisitions during the four fiscal quarters ending on the Report Date.

     (4) Minimum Interest Coverage Ratio. (Section 8.2.18). The Interest Coverage Ratio for the fiscal quarter ending on the Report Date is __________ to 1.0. Such ratio is not less than 3.5 to 1.0 pursuant to
         Section 8.2.18

                  (A) The numerator of the foregoing ratio, is determined as follows for NCES and its Subsidiaries as determined and consolidated in accordance with GAAP:

                           (i)      net income                       $_____________

                           (ii)     interest expense                 $_____________

                           (iii)    income tax expense               $_____________

                           (iv)     sum of (i), (ii) and (iii)       $_____________                                              $


                  (B) The denominator of the foregoing ratio, is determined as follows for NCES and its Subsidiaries as determined and consolidated in accordance with GAAP:

                           (i)      interest expense              $_____________


   (5) Minimum Tangible Net Worth. (Section 8.2.19). As of the Report Date, the Consolidated Net Worth is $__________ which is not less than the Base Net Worth which is $__________. Such amounts are computed as follows:

                  (A)      Consolidated Net Worth as of the Report Date:

                                    Total stockholders' equity of NCES and its
                                    Subsidiaries                                  $_____________

                  (B)      Base Net Worth as of the Report Date:

                           (i)      $_____________ [INSERT 95% OF NCES'S
                                    CONSOLIDATED CLOSING DATE NET WORTH]

                           (ii) Seventy-five percent (75%) of consolidated net income of NCES and its Subsidiaries for each fiscal quarter in which net income was earned (as opposed to a net loss) during the period from the Closing Date through and including the Report Date computed as follows:

                                    (a)     consolidated net income               $_____________

                                    (b)     Line (a) times 75%                   $_____________


                           (iii)    proceeds received by NCES in connection
                                    with the sale or issuance of shares of its
                                    capital stock after deducting any
                                    reasonable and customary expenses
                                    associated with such sale or issuance
                                    during the period from the Closing Date
                                    through and including the Report Date        $_____________

                           (iv)     Sum of (i), (ii) and (iii) equals
                                    Base Net Worth                               $_____________


         (6) Minimum Capitalization. (Section 8.2.20). As of the Report Date, the Consolidated Funded Debt is $__________ which does not exceed $___________ which is fifty percent (50%) of Consolidated Capitalization. Such amounts are computed as follows:

                  (A)      Consolidated Funded Debt as of the Report Date:

                           (i)      Insert figure calculated in item (3)(A)(vi) above      $_____________

                  (B) Fifty percent of Consolidated Capitalization as of the Report Date is calculated as follows:

                           (i)      Consolidated Funded Debt (insert figure calculated
                                    in item (3)(A)(vi) above                               $_____________

                           (ii)     Consolidated Net Worth (insert figure calculated in
                                    item (5)(A) above                                      $_____________

                           (iii)    The sum of items (i) and (ii) equals Consolidated
                                    Capitalization                                         $_____________

                           (iv)     Item (iii) x .50 equals 50% of Consolidated
                                    Capitalization                                         $_____________


         (7) Purchase Money Security Interests (Section 8.2.1(iv)). The amount of Indebtedness of the Loan Parties described in
                  Section 8.2.1(iv) of the Credit Agreement is $__________ on the Report Date which is less than $__________ which is five percent (5%) of Consolidated Net Worth of the Loan Parties, the maximum permitted amount as of the Report Date.

                           (i)      Consolidated Net Worth (insert figure
                                    calculated in item (5)(A) above                        $_____________

                  (ii)     Consolidated Net Worth x .05           $_____________


         (8) Permitted Additional Institutional Indebtedness (Section 8.2.1(vi) and definition of "Permitted Additional Institutional Indebtedness"). The following is a list of Permitted Additional Institutional Indebtedness outstanding on the Report Date:


                                                                           Documentation governing
                                                                              has been delivered
                              Loan                                                to Agent**
      Lender                 Party                  Amount                         (yes/no)
      ------                 -----                  ------                         --------

                                                  $
                                                  $
                                                  $

                ** Documentation governing Indebtedness should be enclosed with the certificate if it has not previously been delivered to Agent

         (9) Permitted Additional Subordinated Indebtedness (Section 8.2.1(vii). and definition of "Permitted Additional Subordinated Indebtedness"). The following is a list of all Permitted Additional Subordinated Indebtedness outstanding on the Report Date:


                                                                     Documentation governing
                                                                    debt has been delivered to
                           Loan                                              Agent **
      Lender               Party                Amount                       (yes/no)
      ------               -----                ------                       --------

                                               $
                                               $
                                               $


                ** Documentation governing Indebtedness should be enclosed with the certificate if it has not previously been delivered to Agent

         (10) Permitted Acquisitions. (Section 8.2.6) The aggregate Consideration with respect to the Permitted Acquisitions made during the quarter ending on the Report Date together with the aggregate Consideration for all other Permitted Acquisitions during the current fiscal year is $_____________, which does not exceed the permitted amount of $25,000,000 and each such Permitted Acquisition individually did not exceed $10,000,000. The Loan Parties made the following Permitted Acquisitions during the quarter ending on the Report Date:


                                          Date of
             Seller                       Closing                  Consideration*
             ------                       -------                  --------------

         --------------                   -------                   ------------
         --------------                   -------                   ------------
         --------------                   -------                   ------------

              Total                                                 $
                                                                    ============


                           * the Consideration paid by a Loan Party for a Permitted Acquisition shall not exceed $10,000,000

         (11) Events of Default or Potential Default. No event has occurred and is continuing which constitutes an Event of Default or Potential Default.

         (12) Representations and Warranties. The representations and warranties contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties have performed and complied with all covenants and conditions hereof.


                  IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of _____________, 19 .

                                          NOVACARE EMPLOYEE SERVICES, INC.

                                          By:
                                               -------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                               -------------------------------